Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

CREDIT AGREEMENT

dated as of March 12, 2014

by and between

UNILIFE MEDICAL SOLUTIONS, INC.,

as the Borrower,

and

ROS ACQUISITION OFFSHORE LP,

as the Lender

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

-i-

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

-ii-

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

-iii-

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SCHEDULES:

Schedule 1.01(a)	Pennsylvania Real Property
Schedule 6.7(a)	Litigation
Schedule 6.8	Existing Subsidiaries
Schedule 6.15(a)	Intellectual Property
Schedule 6.15(e)	Infringement Notices
Schedule 6.16	Material Agreements
Schedule 6.19	Transactions with Affiliates
Schedule 6.22	Deposit and Disbursement Accounts
Schedule 7.7	Use of Proceeds
Schedule 8.2(b)	Indebtedness to be Paid
Schedule 8.2(c)	Existing Indebtedness
Schedule 8.3(c)	Existing Liens
Schedule 8.5(a)	Investments
Schedule 10.2	Notice Information

-iv-

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

EXHIBITS:

Exhibit A	–	Form of Promissory Note
Exhibit B	–	Form of Loan Request
Exhibit C	–	Form of Compliance Certificate
Exhibit D	–	Form of Guarantee
Exhibit E	–	Form of Security Agreement
Exhibit F	–	Form of Mortgage
Exhibit G-1	–	Form of [***] Acknowledgement and Agreement
Exhibit G-2	–	Form of [***] Acknowledgement and Agreement

-v-

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

CREDIT AGREEMENT

THIS CREDIT AGREEMENT dated as of March 12, 2014 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), is by and between UNILIFE MEDICAL SOLUTIONS, INC., a Delaware corporation (the “Borrower”) and ROS ACQUISITION OFFSHORE LP, a Cayman Islands exempted limited partnership (together with its Affiliates, successors, transferees and assignees, the “Lender”). The Borrower and the Lender are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lender provide a senior secured term loan facility to the Borrower in an aggregate principal amount of $60,000,000 (with $40,000,000 funded on the Closing Date and $10,000,000 funded on each of December 15, 2014 and June 15, 2015, subject to the terms and conditions set forth herein); and

WHEREAS, the Lender is willing, on the terms and subject to the conditions hereinafter set forth, to extend the Commitment and make the Loans to the Borrower;

NOW, THEREFORE, the parties hereto agree as follows.

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.1 Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“$” means U.S. Dollars.

“Affiliate” of any Person means any other Person which, directly or indirectly, Controls, is Controlled by or is under common Control with such Person. “Control” (and its correlatives) by any Person means (i) the power of such Person, directly or indirectly, (x) to vote 15% or more of the Voting Securities (determined on a fully diluted basis) of another Person, or (y) to direct or cause the direction of the management and policies of such other Person (whether by contract or otherwise), and (ii) in addition and without limiting the foregoing (i), in respect of any Australian Subsidiary, (x) the meaning given in section 50AA of the Corporations Act, and (y) the direct or indirect power to directly or indirectly direct the management or policies of the Australian Subsidiary or control the membership or voting of the board of directors or other governing body of the Australian Subsidiary (whether or not the power has statutory, legal or equitable force or arises by means of statutory, legal or equitable rights or trusts, agreements, arrangements, understandings, practices, the ownership of any interest in ‘marketable securities’ (as defined in the Corporations Act), bonds or instruments of the entity or otherwise).

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“Agreement” is defined in the preamble.

“Applicable Margin” means 9.25%.

“ASX” means Australian Securities Exchange.

“Australian Security Documents” means any document governed by the laws of any state or territory of Australia, which as at the date of this Agreement includes the General Security Deed.

“Australian Subsidiary” means any Subsidiary incorporated under the laws of Australia, which as at the date of this Agreement includes (i) Unilife Medical Solutions Pty Limited ACN 008 071 403, and (ii) Unitract Syringe Pty Ltd ACN 101 059 723.

“Australian Withholding Tax” means any Australian Tax required to be withheld or deducted from any interest or other payment under Division 11A of Part III of the Income Tax Assessment Act 1936 (Cth).

“Authorized Officer” means, relative to Holdings, the Borrower or any of the Subsidiaries, those of its officers, general partners or managing members (as applicable) whose signatures and incumbency shall have been certified to the Lender pursuant to Section 5.2.

“Benefit Plan” means any employee benefit plan, within the meaning of section 3(3) of ERISA, that either: (i) is a “multiemployer plan,” as defined in section 3(37) of ERISA, (ii) is subject to section 412 of the Code, section 302 of ERISA or Title IV of ERISA, or (iii) provides welfare benefits to terminated employees, other than to the extent required by section 4980B(f) of the Code and the corresponding provisions of ERISA.

“BLA” means a Biologics License Application filed with the FDA or an equivalent application to any Regulatory Authority requesting Regulatory Authorization for a new product.

“Borrower” is defined in the preamble.

“Business Day” means any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, Luxembourg or the Cayman Islands.

“Capital Securities” means, with respect to any Person, all shares of, interests or participations in, or other equivalents in respect of (in each case however designated, whether voting or non-voting), of such Person’s equity interests, whether now outstanding or issued after the Closing Date.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“Capitalized Lease Liabilities” means, with respect to any Person, all monetary obligations of such Person and its Subsidiaries under any leasing or similar arrangement which have been (or, in accordance with GAAP, should be) classified as capitalized leases, and for purposes of each Loan Document the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a premium or a penalty.

“Cash Equivalent Investment” means, at any time:

(a) any direct obligation of (or unconditionally guaranteed by) the United States (or any agency or political subdivision thereof, to the extent such obligations are supported by the full faith and credit of the United States) maturing not more than one year after such time;

(b) commercial paper maturing not more than 270 days from the date of issue, which is issued by a corporation (other than an Affiliate of Holdings, the Borrower or any of the Subsidiaries) organized under the laws of any state of the United States or of the District of Columbia and rated A-1 or higher by S&P or P-1 or higher by Moody’s; or

(c) any certificate of deposit, time deposit or bankers acceptance, maturing not more than 180 days after its date of issuance, which is issued by any bank organized under the laws of the United States (or any state thereof) and which has (x) a credit rating of A2 or higher from Moody’s or A or higher from S&P and (y) a combined capital and surplus greater than $[***].

“Casualty Event” means the damage, destruction or condemnation, as the case may be, of property of any Person or any of its Subsidiaries.

“cGMP” means the current good manufacturing practices and regulatory requirements, as specified in regulations promulgated from time to time by the Regulatory Authorities for the manufacture and testing of products.

“Change in Control” means and shall be deemed to have occurred if (i) any “person” or “group” (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the date hereof) shall own, directly or indirectly, beneficially or of record, determined on a fully diluted basis, more than 40% of the Voting Securities of Holdings; (ii) a majority of the seats (other than vacant seats) on the board of directors (or equivalent) of Holdings shall at any time be occupied by persons who were neither (x) nominated by the board of directors of Holdings nor (y) appointed by directors so nominated, or (iii) Holdings shall cease to directly or indirectly own, beneficially and of record, 100% of the issued and outstanding Capital Securities of the Borrower and the Subsidiaries.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (i) the adoption or taking effect of any law, rule, regulation or treaty, (ii) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (iii) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Clinical Investigation Application” means an application for authorization of a clinical investigation filed with any Regulatory Authority in the European Union.

“Closing Date” means the date of the making of the Initial Loan hereunder, which in no event shall be later than March 12, 2014.

“Closing Certificate” means a closing certificate executed and delivered by an Authorized Officer of the Borrower in form and substance satisfactory to the Lender.

“CMS” means the U.S. Center for Medicare and Medicaid Services.

“Code” means the Internal Revenue Code of 1986, and the regulations thereunder, in each case as amended from time to time.

“Collateral” has the meaning given such term in the Security Agreement.

“Commitment” means the Lender’s obligations (if any) to make Loans hereunder.

“Commitment Amount” means the Initial Commitment Amount plus the Delayed Draw Commitment Amount.

“Compliance Certificate” means a certificate duly completed and executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto, together with such changes thereto as the Lender may from time to time request for the purpose of monitoring the Borrower’s compliance with the financial covenants contained herein.

“Corporations Act” means the Corporations Act 2001 (Cth).

“Confidential Information” means any and all information or material (whether written or oral, or in electronic or other form) that, at any time before, on or after the Closing Date, has been or is provided or communicated to the Receiving Party by or on behalf of the Disclosing Party pursuant to this Agreement or in connection with the transactions contemplated hereby, and shall include the existence and terms of this Agreement.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“Contingent Liability” means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the Capital Securities of any other Person. The amount of any Person’s obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.

“Control” is defined within the definition of “Affiliate”.

“Controlled Account” is defined in Section 7.13(a).

“Copyrights” means all copyrights, whether statutory or common law, and all exclusive and nonexclusive licenses from third parties or rights to use copyrights owned by such third parties, along with any and all (i) renewals, revisions, extensions, derivative works, enhancements, modifications, updates and new releases thereof, (ii) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iii) rights to sue for past, present and future infringements thereof, and (iv) foreign copyrights and any other rights corresponding thereto throughout the world.

“Copyright Security Agreement” means any Copyright Security Agreement executed and delivered by Holdings, the Borrower or any of the Subsidiaries in substantially the form of Exhibit C to the Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Covered Agreements” means each of (i) the [***], the [***], and the definitive separate [***] (as referenced in the [***]), (ii) the [***], (iii) the [***] and (iv) the Subsequent Agreement; provided that any of (i), (ii), (iii) or (iv) above may be replaced, for purposes of this Agreement, by a separate agreement (or agreements) with [***] that has equal or greater value to Holdings, the Borrower and its Subsidiaries (the value of the agreements in clauses (i), (ii) and (iii) above determined as of the date hereof), as determined by the Lender in its sole discretion, and with respect to which the Lender has received an acknowledgement agreement (similar to the other such acknowledgement agreements delivered hereunder) in form and substance satisfactory to the Lender.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“Credit Agreement Termination Date” means the date on which all Obligations (other than Obligations arising under or in connection with the Royalty Agreement) have been paid in full in cash and the Commitment shall have terminated.

“Credit Obligor” means individually and “Credit Obligors” means collectively, Holdings, the Borrower and the Subsidiaries that are party to any Loan Document.

“Default” means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

“Delayed Draw Closing Dates” means December 15, 2014 and June 15, 2015.

“Delayed Draw Commitment Amount” means $20,000,000.

“Delayed Draw Loan” is defined in Section 2.1.

“Designated Jurisdiction” means any country or territory to the extent that such country or territory is the subject of any Sanction.

“Device” means any instrument, apparatus, implement, machine, contrivance, implant, in vitro reagent, or other similar or related article, including any component, part, or accessory, which is (a) recognized in the official National Formulary, or the United States Pharmacopeia, or any supplement to them, (b) intended for use in the diagnosis of disease or other conditions, or in the cure, mitigation, treatment, or prevention of disease, in man or other animals, or (c) intended to affect the structure or any function of the body of man or other animals; and which does not achieve its primary intended purposes through chemical action within or on the body of man or other animals and which is not dependent upon being metabolized for the achievement of its primary intended purposes.

“Device Approval Application” means a premarket approval application (PMA) submitted under Section 515 of the FD&C Act (21 U.S.C. § 360e), a de novo request submitted under Section 513(f) of the FD&C Act (21 U.S.C. § 360c(f)), or premarket notification submitted under Section 510(k) of the FD&C Act (21 U.S.C. § 360(k)) (“510(k)”), as defined in the FD&C Act, or any corresponding foreign application in the Territory (as defined in the Royalty Agreement), including, with respect to the European Union, a submission to a Notified Body for a Certificate of Conformity with an applicable Council Directive.

“Disclosing Party” means the Party disclosing Confidential Information.

“Disposition” (or similar words such as “Dispose”) means any sale, transfer, lease, license, contribution or other conveyance (including by way of merger) of, or the granting of options, warrants or other rights to, any of Holdings’, the Borrower’s or the Subsidiaries’ assets (including any accounts receivable and including Capital Securities of Subsidiaries) to any other Person (other than to Holdings, the Borrower or any of the Guarantors) in a single transaction or series of transactions.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“Disqualified Capital Securities” shall mean any Capital Securities that, by their terms (or by the terms of any security or other Capital Securities into which they are convertible or for which they are exchangeable) or upon the happening of any event or condition, (a) mature or are mandatorily redeemable (other than solely for Qualified Capital Securities), pursuant to a sinking fund obligation or otherwise (except as a result of a Change in Control or asset sale so long as any rights of the holders thereof upon the occurrence of a Change in Control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitment), (b) are redeemable at the option of the holder thereof (other than solely for Qualified Capital Securities) (except as a result of a Change in Control or asset sale so long as any rights of the holders thereof upon the occurrence of a Change in Control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitment), in whole or in part, (c) provide for the scheduled payment of dividends in cash or (d) are or become convertible into or exchangeable for Indebtedness or any other Capital Securities that would constitute Disqualified Capital Securities, in each case, prior to the date that is one hundred and eighty-one (181) days after the Maturity Date; provided that if such Capital Securities are issued pursuant to a plan for the benefit of employees of Holdings, the Borrower or any of the Subsidiaries, or by any such plan to such employees, such Capital Securities shall not constitute Disqualified Capital Securities solely because they may be required to be repurchased by Holdings, the Borrower or the Subsidiaries in order to satisfy applicable statutory or regulatory obligations.

“EMA” means the European Medicines Agency or any successor entity.

“Environmental Laws” means all federal, state, local or international laws, statutes, rules, regulations, codes, directives, treaties, requirements, ordinances, orders, decrees, judgments, injunctions, or binding notices or agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, natural resources, Hazardous Material or health and safety matters.

“Environmental Liability” means any liability, loss, claim, suit, action, investigation, proceeding, damage, commitment or obligation, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of or affecting Holdings, the Borrower or any Subsidiary directly or indirectly arising from, in connection with or based upon (i) any Environmental Law or Environmental Permit, (ii) the generation, use, handling, transportation, storage, treatment, recycling, presence, disposal, Release or threatened Release of, or exposure to, any Hazardous Materials, or (iii) any contract, agreement, penalty, order, decree, settlement, injunction or other arrangement (including operation of law) pursuant to which liability is assumed, entered into, inherited or imposed with respect to any of the foregoing.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“Environmental Permit” is defined in Section 6.7(c).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means, as applied to any Person, (i) any corporation that is a member of a controlled group of corporations within the meaning of section 414(b) of the Code of which that Person is a member, (ii) any trade or business (whether or not incorporated) that is a member of a group of trades or businesses under common control within the meaning of section 414(c) of the Code of which that Person is a member, and (iii) any member of an affiliated service group within the meaning of section 414(m) or 414(o) of the Code of which that Person is a member.

“Event of Default” is defined in Section 9.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Accounts” means (i) bank accounts owned by any Australian Subsidiary and held with an ADI (as defined in the Banking Act 1959 (Cth)), in which not more than $350,000 (or the equivalent, if such account is denominated in a currency other than in U.S. Dollars) in the aggregate for all such accounts is held in such accounts at any one time; (ii) deposit accounts that are zero balance accounts and are used exclusively for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of a Credit Obligor’s employees, (iii) the bank account that the Borrower has with CIC Industriel provided that not more than €25,000 is held in such account at any time, and (iv) the certificates of deposits that the Borrower has with [***], for the purpose of securing credit card facilities with those lenders, respectively (so long as such accounts continue to be used for such purposes), provided that not more than $76,000, $36,000, $135,000 and AU$35,000, respectively, is held in such accounts at any time.

“External Administrator” means an administrator, controller or managing controller (each as defined in the Corporations Act), trustee, provisional liquidator, liquidator or any other person (however described) holding or appointed to an analogous office or acting or purporting to act in an analogous capacity.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any intergovernmental agreements with respect thereto, any current or future regulations or official interpretations thereof, and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“FDA” means the U.S. Food and Drug Administration and any successor entity.

“FD&C Act” means the U.S. Food, Drug and Cosmetic Act (or any successor thereto), as amended from time to time, and the rules, regulations, guidelines, guidance documents and compliance policy guides issued or promulgated thereunder. For purposes of this Agreement, “FD&C Act” includes provisions of the Public Health Services Act that apply to biological products and products derived from human tissue.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“Fiscal Quarter” means a quarter ending on the last day of March, June, September or December.

“Fiscal Year” means any period of twelve consecutive calendar months ending on June 30; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the “2013 Fiscal Year”) refer to the Fiscal Year ending on June 30 of such calendar year.

“F.R.S. Board” means the Board of Governors of the Federal Reserve System or any successor thereto.

“FTC Act” means the Federal Trade Commission Act.

“GAAP” means generally accepted accounting principles in the United States.

“General Security Deed” means the general security deed dated on or about the date of this Agreement granted by each of Holdings, Unilife Medical Solutions Pty Limited and Unitract Syringe Pty Ltd in favor of the Lender (as “collateral agent” under the Loan Documents for and on behalf of each party to which any of the Credit Obligors may owe any Obligations) and to which the Lender and ROS are also a party.

“Governmental Authority” means any national, supranational, federal, state, county, provincial, local, municipal or other government or political subdivision thereof (including any Regulatory Agency), whether domestic or foreign, and any agency, authority, commission, ministry, instrumentality, regulatory body, court, tribunal, arbitrator, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to any such government.

“GST Group” has the meaning given in the A New Tax System (Goods and Services Tax) Act 1999 (Cth).

“Guarantee” means the guarantee executed and delivered by an Authorized Officer, or in relation to any Australian Subsidiary two directors or a director and a company secretary, of each Guarantor, substantially in the form of Exhibit D hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Guarantors” means, collectively, Holdings, the Australian Subsidiaries and the U.S. Subsidiaries existing on the Closing Date and each Subsidiary from time to time required to execute a Guarantee pursuant to Section 7.8.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“Hazardous Material” means any material, substance, chemical, mixture or waste which is capable of damaging or causing harm to any living organism, the environment or natural resources, including all explosive, special, hazardous, polluting, toxic, industrial, dangerous, biohazardous, medical, infectious or radioactive substances, materials or wastes, noise, odor, electricity or heat, and including petroleum or petroleum products, byproducts or distillates, asbestos or asbestos-containing materials, urea formaldehyde, polychlorinated biphenyls, radon gas, ozone-depleting substances, greenhouse gases, and all other substances or wastes of any nature regulated pursuant to any Environmental Law or as to which any Governmental Authority requires investigation, reporting or remedial action.

“Hedging Obligations” means, with respect to any Person, all liabilities of such Person under currency exchange agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

“[***]” means [***].

“[***]” means each contract or agreement to which Holdings, the Borrower or any Subsidiary, on the one hand, and [***] or any of its Affiliates, on the other hand, is a party, including the [***] and the [***].

“[***]” has the meaning given to such term in the Security Agreement.

“[***]” means that certain [***].

“[***]” means the [***].

“Holdings” means Unilife Corporation, a Delaware corporation.

“IDE” means an application, including an application filed with a Regulatory Authority, for authorization to commence human clinical studies, including (a) an Investigational Device Exemption as defined in the FD&C Act or any successor application or procedure filed with the FDA, (b) an abbreviated IDE as specified in FDA regulations in 21 C.F.R. § 812.2(b), (c) any equivalent of a United States IDE in other countries or regulatory jurisdictions, including Clinical Investigations Applications, (d) all amendments, variations, extensions and renewals thereof that may be filed with respect to the foregoing and (e) all related documents and correspondence thereto, including documents and correspondence with Institutional Review Boards (IRBs) or IECs.

“Impermissible Qualification” means any qualification or exception to the opinion or certification of any independent public accountant as to any financial statement of the Borrower (i) that relates to the limited scope of examination of matters relevant to such financial statement, or (ii) that relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in Default.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“IECs” means independent ethics committees.

“Indebtedness” of any Person means:

(a) all obligations of such Person for borrowed money or advances and all obligations of such Person evidenced by bonds, debentures, notes or similar instruments;

(b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker’s acceptances issued for the account of such Person;

(c) all Capitalized Lease Liabilities of such Person and all obligations of such Person arising under Synthetic Leases;

(d) net Hedging Obligations of such Person;

(e) all obligations of such Person in respect of Disqualified Capital Securities;

(f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Person), and indebtedness secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on property owned or being acquired by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

(g) all Contingent Liabilities of such Person in respect of any of the foregoing.

The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such other Person, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnified Liabilities” is defined in Section 10.4.

“Indemnified Parties” is defined in Section 10.4.

“Infringement” and “Infringes” mean the misappropriation or other violation of know-how, trade secrets, confidential information, and/or Intellectual Property.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“Initial Commitment Amount” means $40,000,000.

“Initial Loan” is defined in Section 2.1.

“Insolvency Event” means, in respect of a Person, any of the following occurring:

(a) it becomes insolvent within the meaning of section 95A, or is taken to have failed to comply with a statutory demand under section 459F(1), or must be presumed by a court to be insolvent under section 459C(2), or is the subject of a circumstance specified in section 461 (whether or not an application to court has been made under that section) or, if the person is a Part 5.7 body, is taken to be unable to pay its debts under section 585, of the Corporations Act;

(b) except with the Lender’s consent:

(i) it is the subject of a Liquidation, or an order or an application is made for its Liquidation; or

(ii) an effective resolution is passed or meeting summoned or convened to consider a resolution for its Liquidation;

(c) an External Administrator is appointed to it or any of its assets or a step is taken to do so or its Related Party requests such an appointment;

(d) if a registered corporation under the Corporations Act, a step is taken under section 601AA, 601AB or 601AC of the Corporations Act to cancel its registration;

(e) an analogous or equivalent event to any listed above occurs in any jurisdiction; or

(f) it stops or suspends payment to all or a class of creditors generally.

“Intellectual Property” means in the United States and anywhere else in the world all (i) Patents and all applications, registrations of any sort whatsoever and renewals thereof; (ii) Trademarks and all applications, registrations and renewals thereof; (iii) Copyrights and other works of authorship (registered or unregistered), and all applications, registrations and renewals thereof; (iv) Product Authorizations; (v) Product Agreements; (vi) computer software, databases, data and documentation; (vii) trade secrets and confidential business information, whether patentable or unpatentable and whether or not reduced to practice, know-how, inventions, manufacturing processes and techniques, research and development information, data and other information included in or supporting Regulatory Authorizations; (viii) financial, marketing and business data, pricing and cost information, business, finance and marketing plans, customer and prospective customer lists and information, and supplier and prospective supplier lists and information; (ix) other intellectual property or similar proprietary rights; (x) copies and tangible

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

embodiments of any of the foregoing (in whatever form or medium); and (xi) any and all improvements, developments, refinements, additions or subtractions to any of the foregoing which is owned, assigned to, or, is assignable pursuant to the terms of the relevant contract, to Holdings, the Borrower, the Subsidiaries or any of their agents.

“Interest Period” means, (a) initially, the period beginning on (and including) the date on which the Initial Loan is made hereunder pursuant to Section 2.3 and ending on (and including) the last day of the Fiscal Quarter in which the Initial Loan was made, and (b) thereafter, the period beginning on (and including) the first day of each succeeding Fiscal Quarter and ending on the earlier of (and including) (x) the last day of such Fiscal Quarter and (y) the Maturity Date.

“Investment” means, relative to any Person, (i) any loan, advance or extension of credit made by such Person to any other Person, including the purchase by such Person of any bonds, notes, debentures or other debt securities of any other Person, (ii) Contingent Liabilities in favor of any other Person, and (iii) any Capital Securities held by such Person in any other Person. The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such Investment.

“IP Licensing Arrangements” means collectively, (i) that certain Intra-Group IP License Agreement, by and between Unitract Syringe Pty Ltd and Unilife Medical Solutions Pty Limited, dated as of November 12, 2009, with an effective date of July 1, 2003, as amended by that certain Deed of Variation relating to Intra-Group IP License Agreement, by and between Unitract Syringe Pty Ltd and Unilife Medical Solutions Pty Limited, dated as of August 1, 2013, with an effective date of January 27, 2010; and (ii) that certain Exclusive IP Sub-License Agreement, by and between Unilife Medical Solutions Pty Limited, the Borrower and Unitract Syringe Pty Ltd, dated as of August 1, 2013, with an effective date of January 28, 2010, as amended by that certain Deed of Variation relating to Exclusive IP Sub-License Agreement, by and between Unilife Medical Solutions Pty Limited, the Borrower and Unitract Syringe Pty Ltd, dated as of November 1, 2013, with a date of variation of September 3, 2013.

“Key Permits” means all Permits relating to the Products, including all Regulatory Authorizations.

“knowledge” of the Borrower means the actual knowledge of any officer of Holdings, the Borrower or any Subsidiary, after due inquiry.

“Lender” is defined in the preamble.

“LIBO Rate” means the three-month London Interbank Offered Rate for deposits in U.S. Dollars at approximately 11:00 a.m. (London, England time), quoted by the Lender from the appropriate Bloomberg or Telerate page selected by the Lender (or any successor thereto or

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

similar source determined by the Lender from time to time), which shall be that three-month London Interbank Offered Rate for deposits in U.S. Dollars in effect two Business Days prior to the last Business Day of the relevant Fiscal Quarter, adjusted for any reserve requirement and any subsequent costs arising from a change in governmental regulation, such rate to be rounded up to the nearest 1/16 of 1% and such rate to be reset quarterly as of the first Business Day of each Fiscal Quarter. If the Initial Loan is advanced other than on the first Business Day of a Fiscal Quarter, the initial LIBO Rate shall be that three-month London Interbank Offered Rate for deposits in U.S. Dollars in effect two Business Days prior to the date of the Initial Loan, which rate shall be in effect until (and including) the last Business Day of the Fiscal Quarter next ending. The Lender’s internal records of applicable interest rates shall be determinative in the absence of manifest error.

“Lien” means any security interest (including any ‘security interest’ (as defined in the PPS Law)), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or other priority or preferential arrangement of any kind or nature whatsoever, to secure payment of a debt or performance of an obligation, but solely with respect to the Australian Subsidiaries, excluding a security interest referred to in s.12(3) of the PPS Law that does not in substance secure a payment or performance obligation.

“Liquidation” means (a) a winding up, dissolution, liquidation, provisional liquidation, administration, bankruptcy or other proceeding for which an External Administrator is appointed, or an analogous or equivalent event or proceeding in any jurisdiction, or (b) an arrangement, moratorium, assignment or composition with or for the benefit of creditors or any class or group of them.

“Liquidity” means, at any time, an amount determined for the Borrower equal to the sum of unrestricted cash-on-hand and Cash Equivalent Investments of the Borrower, to the extent held in a Controlled Account located in the United States.

“Loan Documents” means, collectively, this Agreement, the Notes, the Security Agreement, the Royalty Agreement, the Mortgage, the Australian Security Documents and each other agreement, pursuant to which the Lender is granted a Lien to secure the Obligations (including any agreements entered into pursuant to Section 7.8), the Guarantee, and each other agreement, certificate, document or instrument delivered in connection with any Loan Document, whether or not specifically mentioned herein or therein.

“Loan Request” means a Loan request and certificate duly executed by an Authorized Officer of the Borrower substantially in the form of Exhibit B hereto.

“Loans” means the Initial Loan and each Delayed Draw Loan.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“Material Adverse Effect” means a material adverse effect on (i) the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower or Holdings, the Borrower and the Subsidiaries taken as a whole, (ii) the rights and remedies of the Lender under any Loan Document or (iii) the ability of Holdings, the Borrower or any Subsidiary to perform its Obligations under any Loan Document.

“Material Agreements” means [***].

“Maturity Date” means March 12, 2020.

“[***]” means that certain [***].

“Metro Bank” means Metro Bank (formerly known as Commerce Bank/Harrisburg, N.A.).

“Metro Bank Business Loans” means collectively, (a) the loans made by Metro Bank to the Borrower evidenced by (i) the Promissory Note of Integrated BioSciences, Inc., dated December 30, 2005, (ii) the Promissory Note of Integrated BioSciences, Inc., dated August 25, 2006, and (iii) the Promissory Note of Unilife Medical Solutions, Inc., dated October 19, 2011, and (b) all loan agreements, security agreements, guarantees, pledge agreements and other agreements relating thereto.

“Metro Bank Facility A” means the loan in the aggregate original principal amount of $14,250,000, made by Metro Bank to Unilife Cross Farm LLC and designated Facility A in the Metro Bank Loan Agreement.

“Metro Bank Facility B” means the loan in the aggregate original principal amount of $3,750,000, made by Metro Bank to Unilife Cross Farm LLC and designated Facility B in the Metro Bank Loan Agreement.

“Metro Bank Loan Agreement” means the Loan Agreement, dated as of October 20, 2010, between Metro Bank and Unilife Cross Farm LLC.

“Metro Bank Mortgage Loans” means the loans in the aggregate original principal amount of $18,000,000, made by Metro Bank to Unilife Cross Farm LLC, pursuant the Metro Bank Loan Agreement, and all loan agreements, notes, mortgages, security agreements, guarantees, pledge agreements and other agreements relating thereto.

“Metro Bank Reserve Account” means the debt reserve account maintained by Unilife Cross Farm LLC in favor of Metro Bank relating to the Metro Bank Mortgage Loans and containing a balance of not more than $2.4 million in the aggregate.

“Moody’s” means Moody’s Investors Service, Inc.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“Mortgage” means the Open-End Mortgage and Security Agreement, dated as of the Closing Date, between Unilife Cross Farm LLC and the Lender, substantially in the form of Exhibit F hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Mortgaged Property” means the real property in Pennsylvania and owned by Unilife Cross Farm LLC, described more fully on Schedule 1.01(a) hereto.

“Net Asset Sales Proceeds” means, with respect to the Disposition (other than Dispositions of inventory permitted by Section 8.8(i)) after the Closing Date by the Borrower to any Person of any assets of Holdings, the Borrower or the Subsidiaries, the excess of gross cash proceeds received by Holdings, the Borrower or the Subsidiaries from such Disposition over all reasonable and customary costs and expenses incurred in connection with such Disposition in excess of $[***], individually or in the aggregate through the Termination Date, which have not been paid to Affiliates of the Borrower in connection therewith.

“Net Casualty Proceeds” means, with respect to any Casualty Event, the amount of any insurance proceeds or condemnation awards received by Holdings, the Borrower or any of the Subsidiaries in connection with such Casualty Event in excess of $[***], individually or in the aggregate through the Termination Date (net of all reasonable and customary collection expenses thereof, including any legal or professional fees), but excluding any proceeds or awards required to be paid to a creditor (other than the Lender) which holds a first priority Lien permitted by Section 8.3(e) on the property which is the subject of such Casualty Event.

“Net Sales” has the meaning given to such term in the Royalty Agreement.

“Non-Excluded Taxes” means any Taxes, including for the avoidance of doubt Australian Withholding Taxes, other than the following Taxes imposed on or with respect to a recipient of any payment to be made by or on account of any Lender or required to be withheld or deducted from a payment to any Lender (i) net income, branch profits and franchise Taxes imposed with respect to the Lender by any Governmental Authority under the laws of which the Lender is organized, its principal office is located in, or in which it maintains its applicable lending office, (ii) Taxes imposed as a result of a present or former connection between such Lender and the jurisdiction imposing such Tax (other than connections arising from a Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transactions pursuant to or enforced any Loan Document, except any such Taxes imposed with respect to an assignment of the Loans), (iii) Taxes attributable to a Lender’s failure to comply with Section 4.3(e) or to the extent that such documentation fails to establish a complete exemption from applicable withholding Taxes, other than, in either case, due to a Change in Law after the Closing Date, (iv) any U.S. federal withholding Taxes imposed under FATCA and (v) Other Taxes.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“Note” means a promissory note of the Borrower payable to the Lender, in the form of Exhibit A hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to the Lender resulting from the outstanding amount of the Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

“Obligations” means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of Holdings, the Borrower and each Subsidiary arising under or in connection with a Loan Document and the principal of and premium, if any, and interest (including interest accruing during the pendency of any proceeding of the type described in Section 9.1(i) or Section 9.1(j), whether or not allowed in such proceeding) on the Loans.

“Observer” is defined in Section 7.14.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Organic Document” means, relative to Holdings, the Borrower or any Subsidiary, its certificate of incorporation, certificate of registration, constitution, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement, operating agreement and all shareholder agreements, voting trusts and similar arrangements applicable to Holdings’, the Borrower’s or any Subsidiary’s Capital Securities.

“Other Administrative Proceeding” means any administrative proceeding relating to a dispute involving a patent office or other relevant intellectual property registry which relates to validity, opposition, revocation, ownership or enforceability of the relevant Intellectual Property.

“Other Taxes” means any and all stamp, documentary or similar Taxes, or any other excise or property Taxes or similar levies that arise on account of any payment made or required to be made under any Loan Document or from the execution, delivery, registration, recording or enforcement of any Loan Document.

“Party” and “Parties” have the meanings set forth in the preamble hereto.

“Patent” means any patent, patent right, patent application or invention disclosure, including all divisions, continuations, continuations in-part, provisionals, continued prosecution applications, substitutions, reissues, reexaminations, renewals, extensions, restorations, supplemental protection certificates and other additions in connection therewith, whether in or related to the United States or any foreign country or other jurisdiction.

“Patent Security Agreement” means any Patent Security Agreement executed and delivered by Holdings, the Borrower or any of the Subsidiaries in substantially the form of Exhibit A to the Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“Pennsylvania Loan” means the loan, in the original principal amount of $2,250,000, made by Keystone Redevelopment Group, LLC to Unilife Cross Farm, LLC, and all loan agreements, notes, mortgages, security agreements, guarantees, pledge agreements and other agreements relating thereto, including the Collateral Assignment of Note and Mortgage and Other Loan Documents to the Commonwealth Financing Authority of the Commonwealth of Pennsylvania.

“Permits” means all permits, licenses, registrations, certificates, orders, approvals, authorizations, consents, waivers, franchises, variances and similar rights issued by or obtained from any Governmental Authority or any other Person, including, without limitation, those relating to Environmental Laws, but excluding all Patents.

“Permitted Subordinated Indebtedness” means Indebtedness incurred after the Closing Date by Holdings, the Borrower or the other Guarantors that is (i) subordinated to the Obligations and all other Indebtedness owing from Holdings, the Borrower or the Subsidiaries to the Lender pursuant to a written subordination agreement satisfactory to the Lender in its sole discretion and (ii) in an amount and on terms approved by the Lender in its sole discretion.

“Person” means any natural person, corporation, limited liability company, partnership, joint venture, association, trust or unincorporated organization, Governmental Authority or any other legal entity, whether acting in an individual, fiduciary or other capacity.

“Personal Property Securities Register” means the register established under section 147 of the PPSA.

“PPS Law” means (i) the PPSA and any regulation made at any time under the PPSA, including the PPS Regulations (each as amended from time to time), and (ii) any amendment made at any time to any other legislation as a consequence of a law or regulation referred to in paragraph (i).

“PPS Regulations” means the Personal Property Securities Regulations 2010 (Cth).

“PPSA” means the Personal Property Securities Act 2009 (Cth).

“Privacy Laws” means all applicable security and privacy standards regarding protected health information under (i) the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act of 2009, including the regulations promulgated thereunder (collectively “HIPAA”) and (ii) any applicable state privacy Laws.

“Product” means any current or future service or product researched, designed, developed, manufactured, licensed, marketed, sold, performed, distributed or otherwise commercialized by the Borrower or any of its Affiliates, including the research, manufacture, and supply of syringes and other injection and drug delivery devices, and any such product in development or which may be developed.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“Product Agreement” means each agreement, license, document, instrument, interest (equity or otherwise) or the like under which any of Borrower or its Affiliates grants or receives any right, title or interest with respect to any Product Development and Commercialization Activities in respect of one or more Products specified therein or to exclude third parties from engaging in, or otherwise restricting any right, title or interest as to any Product Development and Commercialization Activities with respect thereto, including each contract or agreement with suppliers, manufacturers, pharmaceutical companies, distributors, clinical research organizations, hospitals, group purchasing organizations, wholesalers, pharmacies or any other Person related to any such entity.

“Product Authorizations” means any and all approvals, licenses, notifications, registrations or authorizations of any Governmental Authority necessary for the manufacture, development, distribution, use, storage, import, export, transport, promotion, marketing, sale or other commercialization of a Product in any country or jurisdiction, including without limitation registration and listing, IDEs, Device Approval Applications and BLAs or similar applications.

“Product Development and Commercialization Activities” means, with respect to any Product, any combination of research, development, manufacture, import, use, sale, importation, storage, labeling, marketing, promotion, supply, distribution, testing, packaging, purchasing or other commercialization activities, receipt of payment in respect of any of the foregoing, or like activities the purpose of which is to commercially exploit such Product.

“Purchase Money Indebtedness” means Indebtedness (1) consisting of the deferred purchase price for equipment used in the manufacture of Products incurred in connection with the acquisition of such equipment, where the amount of such Indebtedness does not exceed the greater of (a) the cost of the equipment being financed and (b) the fair market value of such equipment; and (2) incurred to finance such acquisition by Holdings, the Borrower or a Guarantor of such equipment.

“QSRs” is defined in Section 6.18(a)(ii).

“Qualified Capital Securities” shall mean any Capital Securities that are not Disqualified Capital Securities.

“Receiving Party” means the Party receiving Confidential Information.

“Recipient” is defined in Section 10.17.

“Regulatory Agencies” means any Governmental Authority that is concerned with the use, control, safety, efficacy, reliability, manufacturing, marketing, distribution, sale or other Product Development and Commercialization Activities relating to any Product of Holdings, the Borrower or any of the Subsidiaries, including CMS, FDA, and all similar agencies in other jurisdictions, and includes Standard Bodies.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“Regulatory Authorizations” means all approvals, clearances, notifications, authorizations, orders, exemptions, registrations, certifications, licenses and permits granted by, submitted to or filed with any Regulatory Agencies, including all Product Authorizations.

“Related Parties” means the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of Holdings, the Borrower and the Subsidiaries.

“Release” means any releasing, disposing, discharging, injecting, spilling, leaking, leaching, pumping, pouring, dumping, depositing, emitting, escaping, emptying, seeping, dispersal, migrating or placing, including movement through, into or upon the environment or any natural or man-made structure.

“Repayment Premium” means a premium of 6.0% of the principal amount of any prepayment or repayment of the Borrower on any Loan.

“Restricted Assignee” means (i) any Person who competes with Holdings, the Borrower or any Subsidiary in the field of injectable drug delivery systems or any similar business, and (ii) any pharmaceutical company that is a customer of the Borrower or could reasonably be expected to become a customer of the Borrower.

“Restricted Payment” means (i) the declaration or payment of any dividend on, or the making of any payment or distribution on account of, or setting apart assets for a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of, any class of Capital Securities of Holdings, the Borrower or any Subsidiary or any warrants, options or other right or obligation to purchase or acquire any such Capital Securities, whether now or hereafter outstanding, or (ii) the making of any other distribution in respect of such Capital Securities, in each case either directly or indirectly, whether in cash, property or obligations of Holdings, the Borrower or any Subsidiary or otherwise.

“Revenue Base” means, with respect to any period, the Net Sales (as defined in the Royalty Agreement) for such period.

“ROS” means Royalty Opportunities S.à r.l, a Luxembourg société à responsabilité limitée.

“Royalty Agreement” means the Royalty Agreement, dated as of the date hereof, among the Borrower and ROS.

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“Sanctions” means any international economic sanction administered or enforced by the United States Government (including, without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.

“[***]” means [***].

“[***]” means that certain [***].

“SEC” means the Securities and Exchange Commission.

“Security Agreement” means the Pledge and Security Agreement executed and delivered by each of the parties thereto, substantially in the form of Exhibit E hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Solvent” means:

(a) with respect to any Person (other than an Australian Subsidiary) on a particular date, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (ii) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature, (iv) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which the property of such Person would constitute an unreasonably small capital and (v) such Person has not executed this Agreement or any other Loan Document, or made any transfer or incurred any obligations hereunder or thereunder, with actual intent to hinder, delay or defraud either present or future creditors. The amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, can reasonably be expected to become an actual or matured liability; or

(b) with respect to any Australian Subsidiary on a particular date, that on such date such Person is solvent in accordance with section 95A of the Corporations Act and there are no grounds for suspecting that it will not continue to be able to pay all of its debts as and when they become due and payable immediately after entering into the Loan Documents (and after incurring any other liability which it proposes to incur around the time it enters into them).

“Standard Bodies” means any of the organizations that create, sponsor or maintain safety, quality or other standards, including ISO, ANSI, CEN and SCC and the like.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“Subsidiary” means, (i) with respect to any Person, any other Person of which more than 50% of the outstanding Voting Securities of such other Person (irrespective of whether at the time Capital Securities of any other class or classes of such other Person shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person, and (ii) in addition and without limiting (i), with respect to any Person incorporated in Australia, a subsidiary as defined in section 46 of the Corporations Act. Unless the context otherwise specifically requires, the term “Subsidiary” shall be a reference to a Subsidiary of Holdings (other than the Borrower).

“Subsequent Agreement” means an agreement (or set of related agreements) with [***] of the Borrower entered into after the date hereof by the Borrower that is designated in writing by the Lender as the “Subsequent Agreement” in its sole discretion.

“Synthetic Lease” means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (i) that is not a capital lease in accordance with GAAP and (ii) in respect of which the lessee retains or obtains ownership of the property so leased for federal income tax purposes, other than any such lease under which that Person is the lessor.

“Taxes” means all income, stamp, goods and services tax or other taxes, duties, levies, imposts, charges, assessments, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all interest, penalties or similar liabilities with respect thereto.

“Tax Consolidated Group” means a ‘consolidated group’ or ‘MEC group’ (as defined in the Income Tax Assessment Act 1936 (Cth) or the Income Tax Assessment Act 1997 (Cth) (as applicable)) of which a Credit Obligor is or becomes a member.

“Termination Date” means the date on which all Obligations have been paid in full in cash and the Commitment shall have terminated.

“Third Party” means any Person other than Holdings, the Borrower or any of the Subsidiaries.

“Title Documents” means each certificate, confirmation, grant, assurance, conveyance, deed and other document of title or evidencing title to, or rights to acquire, possess, use or dispose of, any collateral.

“Trademark” means any trademark, service mark, trade name, logo, symbol, trade dress, domain name, corporate name or other indicator of source or origin, and all applications and registrations therefor, together with all of the goodwill associated therewith.

“Trademark Security Agreement” means any Trademark Security Agreement executed and delivered by Holdings, the Borrower or any of the Subsidiaries substantially in the form of Exhibit B to the Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if, with respect to any financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Lender pursuant to the applicable Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of each Loan Document and any financing statement relating to such perfection or effect of perfection or non-perfection.

“Unilife France” means Unilife Medical Solutions France, an indirect Subsidiary of Holdings.

“United States” or “U.S.” means the United States of America, its fifty states and the District of Columbia.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Obligor” means any Credit Obligor that is organized in a state of the United States or in the District of Columbia.

“U.S. Subsidiary” means any Subsidiary incorporated or organized under the laws of a state of the United States or in the District of Columbia.

“Voting Securities” means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

“wholly owned Subsidiary” means any direct or indirect Subsidiaries of Holdings or the Borrower, all of the outstanding Capital Securities of which (other than any director’s qualifying shares or investments by foreign nationals mandated by applicable laws) is owned directly or indirectly by Holdings.

SECTION 1.2 Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each other Loan Document and the schedules attached hereto.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 1.3 Cross-References. Unless otherwise specified, references in a Loan Document to any clause, Article or Section are references to such clause, Article or Section of such Loan Document, and references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

SECTION 1.4 Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used in each Loan Document shall be interpreted, and all accounting determinations and computations thereunder (including under Section 8.4 and the definitions used in such calculations) shall be made, in accordance with GAAP, as in effect from time to time; provided that if either the Borrower or the Lender requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or the application thereof on the operation of such provision, regardless of whether any such notice is given before or after such change in GAAP or the application thereof, then such provision shall be interpreted on the basis of GAAP in effect and applied immediately before such change shall have become effective until such request shall have been withdrawn or such provision amended in accordance herewith. Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for Holdings, the Borrower and the Subsidiaries, in each case without duplication.

SECTION 1.5 Interpretation. The parties have participated jointly in the negotiation and drafting of the Loan Documents. In the event an ambiguity or question of intent or interpretation arises, the Loan Documents shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Except as otherwise expressly provided, the following rules of interpretation shall apply to the Loan Documents: (a) the definitions of terms shall apply equally to the singular and plural forms of the terms defined; (b) wherever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms; (c) “including” and “include” means including without limiting the generality of any description preceding such term, and, for purposes of each Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned; (d) the word “will” shall be construed to have the same meaning and effect as the word “shall”; (e) unless the context requires otherwise, any definition of or reference to any agreement, instrument, or other document herein shall be construed as referring to such agreement, instrument, or other document as from time to time amended, restated, supplemented, or otherwise modified (subject to any restrictions on such amendments, supplements, or modifications set forth herein or therein) and shall include any appendices, schedules, exhibits, clarification letters, side letters, and disclosure letters executed in connection therewith; (f) any reference to any Person shall be construed to include such Person’s successors and assigns to the extent permitted under the applicable documentation; (g) any reference to any applicable law

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

shall be construed as referring to such applicable law as amended from time to time; (h) “herein”, “hereof”, “hereto”, “hereunder” and similar terms contained in any Loan Document refer to such Loan Document as a whole and not to any particular Section, paragraph or provision of such Loan Document; and (i) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights.

SECTION 1.6 Conversion of Currencies.

(a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder from one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

(b) The obligations of any Credit Obligor in respect of any sum due to any party hereto or any holder of the Obligations owing hereunder or under the other Loan Documents (the “Applicable Creditor”) shall, notwithstanding any judgment or determination in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, each Credit Obligor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss. The obligations of the Credit Obligors contained in this Section 1.6(b) shall survive the termination of this Agreement and the payment of the Obligations.

ARTICLE II

COMMITMENT AND BORROWING PROCEDURES

SECTION 2.1 Commitment. On the terms and subject to the conditions of this Agreement, the Lender agrees to make a term loan (the “Initial Loan”) to the Borrower on the Closing Date in an amount equal to (but not less than) the Initial Commitment Amount. On the terms and subject to the conditions of this Agreement, the Lender agrees to make term loans (each, a “Delayed Draw Loan”) to the Borrower on each Delayed Draw Closing Date in an amount equal to $10,000,000 (so that the aggregate amount of all such Delayed Draw Loans shall not exceed the Delayed Draw Commitment Amount). No amounts paid or prepaid with respect to the Loans may be reborrowed.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 2.2 Borrowing Procedure. The Borrower shall irrevocably request that the Initial Loan be made by delivering to the Lender a Loan Request prior to the proposed Closing Date. The Borrower shall irrevocably request that a Delayed Draw Loan be made by delivering to the Lender a Loan Request on or before 10:00 a.m. on a Business Day that is five Business Days prior to each Delayed Draw Closing Date.

SECTION 2.3 Funding. After receipt of the Loan Request for the Initial Loan, the Lender shall, on the Closing Date and subject to the terms and conditions hereof, make the requested proceeds of the Initial Loan available to the Borrower by wire transfer to the account the Borrower shall have specified in its Loan Request. The Lender shall, on each Delayed Draw Closing Date and subject to the terms and conditions hereof, make the Delayed Draw Loan in the amount equal to $10,000,000 available to the Borrower by wire transfer to the account the Borrower shall have specified in its Loan Request.

SECTION 2.4 Reduction of the Commitment Amounts. The Initial Commitment Amount shall automatically and permanently be reduced to zero on the Closing Date. The Delayed Draw Commitment Amount shall automatically and permanently be reduced (i) to $10,000,000 at the close of business on December 15, 2014 and (ii) to zero at the close of business on June 15, 2015.

ARTICLE III

REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

SECTION 3.1 Repayments and Prepayments; Application. The Borrower agrees that the Loans, and any fees or interest accrued or accruing thereon, shall be repaid and prepaid solely in U.S. dollars pursuant to the terms of this Article III.

SECTION 3.2 Repayments and Prepayments. The Borrower shall repay in full the unpaid principal amount of the Loans (together with the Repayment Premium) on the Maturity Date. Prior thereto, payments and prepayments of the Loans shall be made as set forth below.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(a) The Borrower shall have the right, with at least three Business Days’ written notice to the Lender, at any time and from time to time to prepay any unpaid principal amount of the Loans, in whole or in part.

(b) Within five Business Days of receipt by Holdings, the Borrower, or any Subsidiary of any (i) Net Casualty Proceeds or (ii) Net Asset Sales Proceeds, the Borrower shall notify the Lender thereof. If requested by the Lender, the Borrower shall within five Business Days of such request make a mandatory prepayment of the Loans, in an amount equal to 100% of such proceeds (or such lesser amount as the Lender may specify on the date of such request), to be applied to the outstanding principal amount of the Loans and the Borrower shall concurrently pay the accrued and unpaid interest on such amount; provided, however, that no such payment shall be required on account of Net Casualty Proceeds that are intended to be reinvested in the ordinary course of the Credit Obligors’ business within 180 days in replacement equipment or real property used or useful in their business, so long as such proceeds are held in a deposit account subject to a perfected security interest of Lender; provided, further, that if such Net Casualty Proceeds have not in fact been so re-invested at the expiration of such 180 day period than any such Net Casualty Proceeds shall be paid to Lender as provided herein at such time.

(c) The Borrower shall repay the Loans in full immediately upon any acceleration of the Maturity Date thereof pursuant to Section 9.2 or Section 9.3, unless, pursuant to Section 9.3, only a portion of the Loans is so accelerated (in which case the portion so accelerated shall be so repaid).

(d) Amounts repaid or prepaid in respect of the outstanding principal amount of the Loans shall be applied pro rata to the Initial Loan and each Delayed Draw Loan.

SECTION 3.3 Interest Rate. During any applicable Interest Period, the outstanding balance on the Loans shall accrue interest during such Interest Period at a rate per annum equal to the sum of (i) the Applicable Margin plus (ii) the higher of (x) the LIBO Rate for such Interest Period and (y) 1.00%. The interest rate shall be recalculated and, if necessary, adjusted for each Interest Period, in each case pursuant to the terms hereof.

SECTION 3.4 Default Rate. At all times commencing upon the date any Event of Default occurs, and continuing until such Event of Default is no longer continuing, the Applicable Margin shall be increased by 5% per annum.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 3.5 Payment Dates. Interest accrued on the Loans shall be payable in cash, without duplication:

(a) on the Maturity Date therefor;

(b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan on the principal amount so paid or prepaid;

(c) on the last day of each Fiscal Quarter; provided that if such day is not a Business Day, then such payment shall be made on the next succeeding Business Day; and

(d) on that portion of the Loans that is accelerated pursuant to Section 9.2 or Section 9.3, immediately upon such acceleration.

Interest accrued on the Loans or other monetary Obligations after the date such amount is due and payable (whether on the Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

SECTION 3.6 Repayment Premium. Any repayment or prepayment of any principal of the Loans shall be accompanied by the Repayment Premium (including any repayment of the Loans on the Maturity Date or upon any acceleration thereof pursuant to Article IX, except to the extent such prepayment is required pursuant to Section 3.2(b)(i).

ARTICLE IV

LIBO RATE AND OTHER PROVISIONS

SECTION 4.1 Increased Costs, Etc. The Borrower agrees to reimburse the Lender for any increase in the cost to the Lender of, or any reduction in the amount of any sum receivable by the Lender in respect of, the Lender’s Commitment and the making, continuation or maintaining of the Loans hereunder that may arise in connection with any Change in Law, except for such changes with respect to increased capital costs and Taxes which are governed by Section 4.2 and Section 4.3, respectively. The Lender shall notify the Borrower in writing of the occurrence of any such event, stating the reasons therefor and the additional amount required fully to compensate the Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to the Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower; provided that the Borrower shall not be required to compensate Lender pursuant to this Section 4.1 for any increased costs incurred or reductions suffered more than six months prior to the date that Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of Lender’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 4.2 Increased Capital Costs. If any Change in Law affects or would affect the amount of capital required or expected to be maintained by the Lender or any Person controlling the Lender, and the Lender determines (in good faith but in its sole and absolute discretion) that the rate of return on its or such controlling Person’s capital as a consequence of the Commitment or the Loans made by it hereunder is reduced to a level below that which the Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then upon notice from time to time by the Lender to the Borrower, the Borrower shall within five days following receipt of such notice pay directly to the Lender additional amounts sufficient to compensate the Lender or such controlling Person for such reduction in rate of return; provided that the Borrower shall not be required to compensate Lender pursuant to this Section 4.2 for any reductions suffered more than six months prior to the date that Lender notifies the Borrower of the Change in Law giving rise to such reduction and of Lender’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such reduction is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof. A statement of the Lender as to any such additional amount or amounts shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, the Lender may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

SECTION 4.3 Taxes. The Borrower covenants and agrees as follows with respect to Taxes.

(a) Any and all payments by the Borrower or any Guarantor under each Loan Document shall be made without setoff, counterclaim or other defense, and free and clear of, and without deduction or withholding for or on account of, any Taxes. In the event that any Taxes are imposed and required to be deducted or withheld from any payment required to be made by the Borrower or any Guarantor to or on behalf of the Lender under any Loan Document, then:

(i) if such Taxes are Non-Excluded Taxes, the amount of such payment shall be increased as may be necessary so that such payment is made, after withholding or deduction for or on account of such Taxes, in an amount that is not less than the amount provided for in such Loan Document; and

(ii) the Borrower or such Guarantor shall withhold the full amount of such Taxes from such payment (as increased pursuant to clause (a)(i)) and shall pay such amount to the Governmental Authority imposing such Taxes in accordance with applicable law.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(b) In addition, the Borrower shall pay all Other Taxes imposed to the relevant Governmental Authority imposing such Other Taxes in accordance with applicable law.

(c) As promptly as practicable after the payment of any Taxes or Other Taxes, and in any event within 45 days of any such payment being due, the Borrower shall furnish to the Lender a copy of an official receipt (or a certified copy thereof) evidencing the payment of such Taxes or Other Taxes.

(d) The Borrower shall indemnify the Lender for any Non-Excluded Taxes and Other Taxes levied, imposed or assessed on (and whether or not paid directly by) the Lender whether or not such Non-Excluded Taxes or Other Taxes are correctly or legally asserted by the relevant Governmental Authority. Promptly upon having knowledge that any such Non-Excluded Taxes or Other Taxes have been levied, imposed or assessed, and promptly upon notice thereof by the Lender, the Borrower shall pay such Non-Excluded Taxes or Other Taxes directly to the relevant Governmental Authority (provided that the Lender shall not be under any obligation to provide any such notice to the Borrower). In addition, the Borrower shall indemnify the Lender for any incremental Taxes that may become payable by the Lender as a result of any failure of the Borrower to pay any Taxes when due to the appropriate Governmental Authority or to deliver to the Lender, pursuant to clause (c), documentation evidencing the payment of Non-Excluded Taxes or Other Taxes. Such indemnification shall be made within 30 days after the date the Lender makes written demand therefor and for the full USD value of such indemnified amounts (regardless of the currency used to levy and pay such Taxes). For the avoidance of doubt, the indemnity to be provided by the Borrower shall ensure that the Lender receives an amount that is at least equal to the USD amounts payable under each Loan Document without any deduction (including for Non-Excluded Taxes and Other Taxes, but excluding Excluded Taxes). The Borrower acknowledges that any payment made to the Lender or to any Governmental Authority in respect of the indemnification obligations of the Borrower provided in this clause shall constitute a payment in respect of which the provisions of clause (a) and this clause shall apply.

(e) If the Lender is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower, at the time or times reasonably requested by the Borrower, such properly completed and executed documentation reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, the Lender, if reasonably requested by the Borrower, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower as will enable the Borrower to determine whether or not the Lender is subject to backup withholding or information reporting requirements.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

Without limiting the generality of the foregoing:

(i) If the Lender is a U.S. Person it shall deliver to the Borrower on or prior to the date on which the Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower), executed originals of IRS Form W-9 certifying that the Lender is exempt from U.S. federal backup withholding tax;

(ii) If the Lender is not a U.S. Person it shall, to the extent it is legally entitled to do so, deliver to the Borrower (in such number of copies as shall be requested by the Borrower) on or prior to the date on which the Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower), whichever of the following is applicable:

(1) in the case of a Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed originals of IRS Form W-8ECI;

(3) in the case of a Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN; or

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(4) to the extent a Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;

(iii) If the Lender is not a U.S. Person it shall, to the extent it is legally entitled to do so, deliver to the Borrower (in such number of copies as shall be requested by the Borrower) on or prior to the date on which the Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower to determine the withholding or deduction required to be made; and

(iv) If a payment made to the Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower at the time or times prescribed by law and at such time or times reasonably requested by the Borrower such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower as may be necessary for the Borrower to comply with their obligations under FATCA and to determine that the Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (iv), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(v) Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower in writing of its legal inability to do so.

(f) If Lender determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 4.3 (including by the payment of additional amounts pursuant to Section 4.3(a)(1), it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of Lender and

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

without interest (other than any interest paid by the relevant taxation authority with respect to such refund). The Borrower, upon the request of Lender, shall repay to Lender the amount paid over pursuant to this Section 4.3(e) (plus any penalties, interest or other charges imposed by the relevant taxation authority) in the event that Bank is required to repay such refund to such taxation authority. Notwithstanding anything to the contrary in this Section 4.3(e), in no event will Lender be required to pay any amount to the Borrower pursuant to this Section 4.3(e) the payment of which would place Lender in a less favorable net after-Tax position than Lender would have been if the Tax subject to indemnification had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require Lender to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrower or any other Person.

(g) Each party’s obligations under this Section 4.3 shall survive any assignment of rights by, or the replacement of the Lender, termination of this Agreement and the payment in full of the Obligations.

(h) For the purposes of this Section 4.3 the term “applicable law” includes FATCA.

SECTION 4.4 Payments, Computations; Proceeds of Collateral, Etc.

(a) Unless otherwise expressly provided in a Loan Document, all payments by the Borrower pursuant to each Loan Document shall be made without setoff, deduction or counterclaim not later than 11:00 a.m. on the date due in same day or immediately available funds to such account as the Lender shall specify from time to time by notice to the Borrower. Funds received after 11:00 a.m. on any day shall be deemed to have been received by the Lender on the next succeeding Business Day. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days. Payments due on other than a Business Day shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees in connection with that payment.

(b) All amounts received as a result of the exercise of remedies under the Loan Documents (including from the proceeds of collateral securing the Obligations) or under applicable law shall be applied upon receipt to the Obligations as follows: (i) first, to the payment in full in cash of all interest (including interest accruing after the commencement of a proceeding in bankruptcy, insolvency or similar law, whether or not permitted as a claim under such law) and fees owing under the Loan Documents, and all costs and expenses owing to the Lender pursuant to the terms of the Loan Documents, until paid in full in cash, (ii) second, after payment in full in cash of the amounts

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

specified in clause (b)(i), to the payment of the principal amount of the Loans then outstanding, (iii) third, after payment in full in cash of the amounts specified in clauses (b)(i) and (b)(ii), to the payment of all other Obligations owing to the Lender, and (iv) fourth, after payment in full in cash of the amounts specified in clauses (b)(i) through (b)(iii), and following the Termination Date, to the Borrower or any other Person lawfully entitled to receive such surplus.

SECTION 4.5 Setoff. The Lender shall, upon the occurrence and during the continuance of any Default described in clauses (i) through (iv) of Section 9.1(i) or Section 9.1(j) or, upon the occurrence and during the continuance of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to the Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with or on behalf of the Lender. The Lender agrees promptly to notify the Borrower after any such appropriation and application made by the Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which the Lender may have.

SECTION 4.6 LIBO Rate Not Determinable. If prior to the commencement of any Interest Period, adequate and reasonable means do not exist for ascertaining the LIBO Rate for such Interest Period, then the Lender shall give notice thereof to the Borrower as promptly as practicable. In the event of any such determination, the Loans shall, until the Lender has advised the Borrower that the circumstances giving rise to such notice no longer exist, bear interest at the interest rate in effect for the immediately preceding Interest Period.

ARTICLE V

CONDITIONS TO MAKING THE LOANS

SECTION 5.1 Credit Extensions. The obligation of the Lender to make the Initial Loan shall be subject to the execution and delivery of this Agreement by the parties hereto, the delivery of a Loan Request as requested pursuant to Section 2.3, and the satisfaction of each of the conditions precedent set forth below in this Article V (other than Sections 5.25, 5.26, 5.27, 5.28 and 5.29). The obligation of the Lender to make each Delayed Draw Loan shall be subject to the prior making of the Initial Loan and the satisfaction (or waiver in writing by the Lender) of each of the conditions precedent set forth below in Sections 5.4, 5.9 and 5.25.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 5.2 Secretary’s Certificate, Etc. The Lender shall have received: (a) from each U.S. Obligor, a copy of a good standing certificate, dated a date reasonably close to the Closing Date from its jurisdiction of formation, for each such Person and (b) from each Credit Obligor party to a Loan Document, a certificate, dated as of the Closing Date, duly executed and delivered by such Person’s Director, Secretary or Assistant Secretary, managing member or general partner, as applicable, as to (in its capacity as director or officer):

(a) resolutions of each such Person’s Board of Directors (or other managing body, in the case of other than a corporation) then in full force and effect authorizing the execution, delivery and performance of each Loan Document to be executed by such Person and the transactions contemplated hereby and thereby;

(b) the incumbency and signatures of those of its officers, managing member or general partner, as applicable, authorized to act with respect to each Loan Document to be executed by such Person; and

(c) the full force and validity of each Organic Document of such Person and copies thereof;

upon which certificates the Lender may conclusively rely until it shall have received a further certificate of the Director, Secretary, Assistant Secretary, managing member or general partner, as applicable, of any such Person canceling or amending the prior certificate of such Person.

SECTION 5.3 Australian Requirements. The Lender shall have received a verification certificate for each of Unilife Medical Solutions Pty Limited and Unitract Syringe Pty Ltd in form and substance satisfactory to the Lender properly completed and with all required attachments, duly signed by a director (in his or her capacity as director) and dated no earlier than two Business Days before the Closing Date.

SECTION 5.4 Closing Certificate. The Lender shall have received a Closing Certificate, dated as of the Closing Date or Delayed Draw Closing Date, as the case may be, and duly executed and delivered by an Authorized Officer of the Borrower, in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower as of such date, and, at the time such certificate is delivered, such statements shall in fact be true and correct, and such statements shall include that (i) the representations and warranties set forth in each Loan Document shall, in each case, be true and correct in all respects (in the case of any representation or warranty qualified by materiality or Material Adverse Effect) or in all material respects (in the case of any representation or warranty not qualified by materiality or Material Adverse Effect), before and after giving effect to the making of the Initial

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

Loan and to the application of the proceeds thereof, as though made on and as of the date hereof, (ii) no Default shall have then occurred and be continuing, or would result from the Loan to be advanced on the Closing Date or Delayed Draw Closing Date, as the case may be, and (c) all of the conditions set forth in this Article V have been satisfied. All documents and agreements required to be appended to the Closing Certificate, if any, shall be in form and substance reasonably satisfactory to the Lender, shall have been executed and delivered by the requisite parties, and shall be in full force and effect.

SECTION 5.5 Payment of Outstanding Indebtedness, Etc. All Indebtedness identified in Schedule 8.2(b), together with all interest, all prepayment premiums and all other amounts due and payable with respect thereto, shall have been paid in full from the proceeds of the Initial Loan and the commitments in respect of such Indebtedness shall have been terminated, and all Liens securing payment of any such Indebtedness shall have been released and the Lender shall have received all Uniform Commercial Code Form UCC-3 termination statements or other instruments (including customary payoff letters) as may be suitable or appropriate in connection therewith.

SECTION 5.6 Delivery of Note. The Lender shall have received a Note duly executed and delivered by an Authorized Officer of the Borrower.

SECTION 5.7 Financial Information, Etc. The Lender shall have received

(a) audited consolidated financial statements of Holdings, the Borrower and the Subsidiaries for each of the fiscal years ended June 30, 2011, June 30, 2012 and June 30, 2013.

(b) unaudited consolidated balance sheets of Holdings, the Borrower and the Subsidiaries for each fiscal quarter ended after June 30, 2013, together with the related consolidated statement of operations, shareholder’s equity and cash flows for such quarter and fiscal year to date; and

(c) such other financial information as to Holdings, the Borrower and the Subsidiaries and their respective businesses, assets and liabilities as the Lender may reasonably request.

SECTION 5.8 Compliance Certificate. The Lender shall have received an initial Compliance Certificate on a pro forma basis as if the Initial Loan had been made as of December 31, 2013, and as to such items therein as the Lender reasonably requests, dated the Closing Date, duly executed (and with all schedules thereto duly completed) and delivered by the chief financial or accounting Authorized Officer of the Borrower.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 5.9 Solvency, Etc. The Lender shall have received a solvency certificate duly executed and delivered by the chief financial or accounting Authorized Officer of Holdings. the Borrower and each Subsidiary, dated as of the Closing Date or Delayed Draw Closing Date, as the case may be, in form and substance satisfactory to the Lender.

SECTION 5.10 Guarantee. The Lender shall have received executed counterparts of the Guarantee, dated as of the date hereof, duly executed and delivered by Holdings and each Australian Subsidiary and each U.S. Subsidiary.

SECTION 5.11 Security Agreement. The Lender shall have received executed counterparts of the Security Agreement, dated as of the date hereof, duly executed and delivered by Holdings, the Borrower and each relevant Subsidiary, together with:

(a) certificates (in the case of Capital Securities that are securities (as defined in the UCC)) evidencing all of the issued and outstanding Capital Securities owned by Holdings, the Borrower or any Subsidiary in the Borrower and the Subsidiaries, which certificates in each case shall be accompanied by undated instruments of transfer duly executed in blank, or, in the case of Capital Securities that are uncertificated securities (as defined in the UCC), confirmation and evidence satisfactory to the Lender that the security interest therein has been transferred to and perfected by the Lender in accordance with Articles 8 and 9 of the UCC and all laws otherwise applicable to the perfection of the pledge of such Capital Securities;

(b) financing statements suitable in form for naming each U.S. Obligor and each Australian Subsidiary as a debtor and the Lender as the secured party, or other similar instruments or documents to be filed under the UCC of all jurisdictions as may be necessary or, in the opinion of the Lender, desirable to perfect the security interests of the Lender pursuant to the Security Agreement;

(c) UCC Form UCC-3 termination statements necessary to release all Liens and other rights of any Person (i) in any assets of Holdings, the Borrower or any Subsidiary, and (ii) securing any of the Indebtedness identified in Schedule 8.2(b), in each case, other than the Liens described in Section 8.3(c), together with such other UCC Form UCC-3 termination statements as the Lender may reasonably request from Holdings, the Borrower or any Subsidiary;

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(d) bailee letters in form and substance reasonably satisfactory to the Lender from Nypro (two locations) and the bailee with respect to the 255 Marianne Drive, York, PA location; and

(e) evidence that all deposit accounts, lockboxes, disbursement accounts, investment accounts or other similar accounts of Holdings, the Borrower and each Subsidiary (other than Excluded Accounts) are Controlled Accounts.

SECTION 5.12 Intellectual Property Security Agreements. The Lender shall have received a Patent Security Agreement, a Copyright Security Agreement and a Trademark Security Agreement, as applicable, each dated as of the Closing Date, duly executed and delivered by Holdings, the Borrower or any Subsidiary that, pursuant to the Security Agreement, is required to provide such intellectual property security agreements to the Lender.

SECTION 5.13 Royalty Agreement. The Lender shall have received an executed counterpart of the Royalty Agreement, dated as of the date hereof, executed and delivered by an Authorized Officer of the Borrower.

SECTION 5.14 Australian Security Documents. The Lender shall have received executed counterparts of the General Security Deed, dated as of the date hereof, duly executed and delivered by Holdings and each Australian Subsidiary, together with:

(a) each Title Document in respect of the collateral. This includes original share certificates for all the issued share capital of Unilife Medical Solutions Pty Limited and Unitract Syringe Pty Ltd, together with executed undated blank transfer forms for all shares;

(b) a certified copy of the share register maintained by each of Unilife Medical Solutions Pty Limited and Unitract Syringe Pty Ltd in respect of all shares issued by it; and

(c) satisfactory results of all searches, enquires and requisitions on behalf of the Lender with respect to Holdings, Unilife Medical Solutions Pty Limited and Unitract Syringe Pty Ltd and the collateral secured by the General Security Deed, including all searches of the Personal Property Securities Register in respect of that collateral and Holdings, Unilife Medical Solutions Pty Limited and Unitract Syringe Pty Ltd.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 5.15 Opinions of Counsel. The Lender shall have received opinions, dated the Closing Date and addressed to the Lender, from

(a) Pepper Hamilton LLP, counsel to Holdings, the Borrower and the Subsidiaries, in form and substance reasonably satisfactory to the Lender; and

(b) Minter Ellison, Australian counsel to the Lender, in form and substance reasonably satisfactory to the Lender.

SECTION 5.16 Insurance. The Lender shall have received certified copies of the insurance policies (or binders in respect thereof), from one or more insurance companies satisfactory to the Lender, evidencing coverage required to be maintained pursuant to each Loan Document, with the Lender named as loss payee or additional insured, as applicable.

SECTION 5.17 Metro Bank and Pennsylvania Loans. The Lender shall have received:

(a) lien releases, UCC Form UCC-3 termination statements and other documents and instruments necessary to release all Liens and other rights of Metro Bank with respect to the Metro Bank Mortgage Loans, the Metro Bank Business Loans or otherwise in any assets of Holdings, the Borrower or any Subsidiary other than Liens on the Mortgaged Property (but not personal property thereon or affixed thereto, or manufacturing or similar equipment that may be fixtures thereto) in favor of Metro Bank with respect to Metro Bank Facility A;

(b) evidence satisfactory to the Lender that in relation to the guarantee by USDA in favor of Metro Bank, the USDA has consented to transactions contemplated hereby (including the Liens provided by Holdings, the Borrower and the Subsidiaries in favor of the Lender);

(c) an agreement with Metro Bank in form and substance satisfactory to the Lender to reflect the lien releases and transactions described herein and contemplated hereby in form and substance satisfactory to the Lender; and

(d) an intercreditor agreement, in form and substance satisfactory to the Lender, executed by Metro Bank, the Commonwealth Financing Authority of the Commonwealth of Pennsylvania and Keystone Redevelopment Group, LLC with respect to Metro Bank Facility A, the Pennsylvania Loan and the Loans provided by the Lender.

SECTION 5.18 [Reserved].

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 5.19 Acknowledgement Agreements. The Lender shall have received an executed acknowledgement agreement with respect to the [***].

SECTION 5.20 Mortgaged Property. The Lender shall have received, in respect of the Mortgaged Property, a Mortgage, dated as of the Closing Date, and duly executed and delivered by an Authorized Officer of Unilife Cross Farm LLC, which Mortgage shall be in the form of Exhibit F, and (i) evidence satisfactory to it that all charges for mortgage recording tax, and all related expenses, if any, have been paid or duly provided for and (ii) legal opinions from local counsel in the jurisdiction where the Mortgaged Property is situated and from counsel in the jurisdiction where the owner of the Mortgaged Property is organized relating to the matters described above, which opinions shall be in form and substance reasonably satisfactory to the Lender.

SECTION 5.21 Flood Determinations; Flood Insurance. The Lender shall have received a completed Federal Emergency Management Agency Standard Flood Hazard Determination certified to the Lender in respect of the Mortgaged Property and, if such Mortgaged Property is located in an area identified as an area having special flood hazards, a policy of flood insurance in amounts reasonably acceptable to the Lender.

SECTION 5.22 Closing Fees, Expenses, Etc. The Lender shall have received for its own account all fees, costs and expenses due and payable pursuant to Section 10.3.

SECTION 5.23 Anti-Terrorism Laws. The Lender shall have received, as applicable, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the U.S.A. Patriot Act.

SECTION 5.24 Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of Holdings, the Borrower or any Subsidiary shall be satisfactory in form and substance to the Lender and its counsel, and the Lender and its counsel shall have received all information, approvals, resolutions, opinions, documents or instruments as the Lender or its counsel may reasonably request.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 5.25 Loan Request and Disclosure Schedules. The Borrower shall have delivered a Loan Request to the Lender as required pursuant to Section 2.3, and immediately prior to each Delayed Draw Closing Date, the Borrower shall have delivered to the Lender updates to Schedules 6.15(a), 6.16 and 6.22, each such updated Schedule to be complete and accurate in all material respects as of such Delayed Draw Closing Date.

SECTION 5.26 Post-Closing Commitments. Within 90 days following the Closing Date, the Borrower shall provide the Lender with the following:

(a) [***];

(b) landlord access agreements for the King of Prussia facility in form and substance reasonably satisfactory to the Lender; and

(c) evidence that the Holdings and the Borrower have entered into new [four-year] employment agreements with Alan Shortall and Ramin Mojdeh, which agreements are in form and substance reasonably satisfactory to the Lender.

SECTION 5.27 Mortgage Post-Closing Commitments. Within 45 days following the Closing Date, the Lender shall have received, in respect of the Mortgaged Property, (i) a mortgagee’s title insurance policy or marked up unconditional binder for such insurance, effective as of the Closing Date, together with a current ALTA survey thereof and a surveyor’s certificate, in form reasonably satisfactory to the Lender, provided that such policy shall (A) be in an amount not less than the fair market value of the Mortgaged Property covered thereby; (B) insure that, as of the Closing Date, the Mortgage insured thereby creates a valid third Lien on such Mortgaged Property free and clear of all defects and encumbrances, except as disclosed in the Mortgage or otherwise permitted by Section 8.3; (C) name the Lender as the insured thereunder; (D) be in form reasonably satisfactory to the Lender; (E) contain such endorsements, coinsurance, reinsurance and affirmative coverage as the Lender may reasonably request; and (F) be issued by First American Title Insurance Company or such other national title company or companies reasonably satisfactory to the Lender (including any such title companies acting as co-insurers or reinsurers, at the option of the Lender); and (ii) evidence satisfactory to it that all premiums in respect of such policy and all related expenses, if any, have been paid or duly provided for.

SECTION 5.28 MELF and Bank Account Post-Closing Commitments. Within 30 days following the Closing Date, the Lender shall have received:

(a) lien releases, UCC Form UCC-3 termination statements and other documents and instruments necessary to release all Liens and other rights and extinguish the Indebtedness of any Credit Obligor to the Commonwealth of Pennsylvania, acting by and through the Department of Community and Economic Development (other than, for the avoidance of doubt, the Pennsylvania Loan); and

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(b) evidence that the Metro Bank account relating to Safe in Common Inc. [***] has been closed.

SECTION 5.29 Acknowledgement Agreements Post-Closing Commitments. Within 10 Business Days following the Closing Date, the Lender shall have received [***].

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

In order to induce the Lender to enter into this Agreement and to make the Loans hereunder, the Borrower represents and warrants, in each case (unless otherwise stated) on the Closing Date and on each Delayed Draw Closing Date, to the Lender as set forth in this Article VI.

SECTION 6.1 Organization, Etc. (a) Each Credit Obligor is validly organized or registered and existing under the laws of the jurisdiction of its incorporation or organization, (b) each U.S. Obligor (i) is in good standing under the laws of its jurisdiction of its incorporation or organization and (ii) is in good standing as a foreign entity in each jurisdiction where the nature of its business requires qualification, except with respect to Section 6.1(b)(ii) where failure to do so would not reasonably be expected to have a Material Adverse Effect, (c) is duly qualified to do business in each jurisdiction where the nature of its business requires such qualification, except where failure to do so would not reasonably be expected to have a Material Adverse Effect, and (d) has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under each Loan Document to which it is a party, to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

SECTION 6.2 Due Authorization, Non-Contravention, Etc. The execution, delivery and performance by Holdings, the Borrower and each Subsidiary of each Loan Document executed or to be executed by it are in each case within such Person’s corporate or other powers, have been duly authorized by all necessary corporate or other action, and do not:

(a) contravene (i) Holdings’, the Borrower’s or any Subsidiary’s Organic Documents, (ii) any court decree or order binding on or affecting Holdings, the Borrower or any Subsidiary or (iii) any law or governmental regulation binding on or affecting Holdings, the Borrower or any Subsidiary; or

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(b) result in (i) or require the creation or imposition of any Lien on Holdings’, the Borrower’s or any Subsidiary’s properties (except as permitted by this Agreement) or (ii) a default under any contract, agreement, or instrument binding on or affecting the Borrower or any Subsidiary.

SECTION 6.3 Government Approval, Regulation, Etc. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those that have been, or on the Closing Date will be, duly obtained or made and which are, or on the Closing Date will be, in full force and effect) is required for the due execution, delivery or performance by Holdings, the Borrower or any Subsidiary of any Loan Document to which it is a party.

SECTION 6.4 Validity, Etc. Each Loan Document to which Holdings, the Borrower or any Subsidiary is a party constitutes the legal, valid and binding obligations of such Person enforceable against such Person in accordance with its respective terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity).

SECTION 6.5 Financial Information. The financial statements of Holdings, the Borrower and the Subsidiaries furnished to the Lender pursuant to Sections 5.6 and 7.1 have been prepared in accordance with GAAP, consistently applied, and present fairly the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.

SECTION 6.6 No Material Adverse Change. There has been no material adverse change in the business, financial performance or condition, operations (including the results thereof), assets, properties or prospects of Holdings, the Borrower or any Subsidiary since June 30, 2013.

SECTION 6.7 Litigation, Labor Matters and Environmental Matters.

(a) Except as described on Schedule 6.7(a), there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting Holdings, the Borrower or any Subsidiary (i) as to which there is a reasonable likelihood of an adverse determination and that, if adversely determined, would reasonably be expected, individually or in the aggregate, to result in liabilities in excess of $[***] or (ii) that would reasonably be likely to adversely affect this Agreement or the transactions contemplated hereby.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(b) There are no employee strikes, employee lockouts, labor arbitrations, unfair labor practice charges or other labor disputes pending against or, to the knowledge of the Borrower, threatened against or affecting Holdings, the Borrower or any Subsidiary (i) that would reasonably be expected, individually or in the aggregate, to result in liabilities in excess of $[***] or (ii) that would reasonably be likely to adversely affect this Agreement or the transaction contemplated hereby.

(c) Neither Holdings, the Borrower nor any Subsidiary (i) has failed to comply in all material respects with any Environmental Law or to obtain, maintain or comply in all material respects with any Permit under or in connection with any Environmental Law (“Environmental Permit”), (ii) is or has been subject to any material claim under any Environmental Liability, (iii) has received notice of any material claim under any Environmental Liability, or (iv) knows of any basis for any material claim under any Environmental Liability in each case, which has resulted or would be reasonably expected, individually or in the aggregate, to result in liabilities in excess of $[***].

SECTION 6.8 Subsidiaries. Holdings has no Subsidiaries except those Subsidiaries which are identified in Schedule 6.8 (which Schedule also identifies the direct and indirect owners of the Capital Securities of such Subsidiaries) or which are permitted to have been organized or acquired after the Closing Date in accordance with Section 8.5 or Section 8.7.

SECTION 6.9 Ownership of Properties. Each of Holdings, the Borrower and each Subsidiary has (i) in the case of owned real property, good and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, adversely interfere in any material respect with the value or use of such property, and (ii) in the case of owned personal property, good and valid title to, or, in the case of leased real or personal property, valid leasehold interests (as the case may be) in, all of its properties and assets, tangible and intangible, of any nature whatsoever; in each case, free and clear of all Liens or claims, except for Liens permitted pursuant to Section 8.3.

SECTION 6.10 Taxes. Each of Holdings, the Borrower and each Subsidiary has filed all material Tax returns and reports required by law to have been filed by it and has paid all material Taxes due and owing, except any such Taxes which are being diligently contested in good faith by appropriate

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books. No Credit Obligor (other than the Australian Subsidiaries) is a member of a Tax Consolidated Group. No Credit Obligor (other than the Australian Subsidiaries) is or has ever been a member of a GST Group.

SECTION 6.11 Benefit Plans, Etc. None of Holdings, the Borrower or any of the Subsidiaries or any of their respective ERISA Affiliates sponsors, maintains, contributes to, is required to contribute to, or has any actual or potential liability with respect to, any Benefit Plan. None of Holdings, the Borrower or any of the Subsidiaries, in their capacities as such, is a party to any collective bargaining agreement, and none of the employees of Holdings, the Borrower or any of the Subsidiaries are subject to any collective bargaining agreement. Each “employee benefit plan” as defined in section 3(3) of ERISA that provides retirement benefits and that is sponsored by Holdings, the Borrower, any of the Subsidiaries or any of their ERISA Affiliates (or under which any of these entities has any actual or potential liability) and is intended to be tax qualified under section 401 of the Code has a determination letter or opinion letter from the Internal Revenue Service on which it is entitled to rely, and no assets of any such plan are invested in Capital Securities of Holdings. Each employee benefit plan, program or arrangement sponsored, maintained, contributed to or required to be contributed to by Holdings, the Borrower or any Subsidiary (or under which any of these entities has any actual or potential liability) has complied in all material respects with its terms and applicable law except for non-compliance that would not reasonably (i) be expected, individually or in the aggregate, to result in liabilities in excess of $[***] or (ii) be likely to adversely affect this Agreement or the transaction contemplated hereby. Each employee benefit plan as defined in section 3(3) of ERISA that provides medical, dental, vision, or long-term disability benefits and that is sponsored by Holdings, the Borrower, any Subsidiary or any of their ERISA Affiliates (or under which any of these entities has any actual or potential liability) is fully insured, except for the Borrower’s short-term disability program for salaried employees and health reimbursement accounts for all of its employees, which are funded by the Borrower.

SECTION 6.12 Accuracy of Information. None of the information heretofore or contemporaneously furnished in writing to the Lender by or on behalf of Holdings, the Borrower or any Subsidiary in connection with any Loan Document or any transaction contemplated hereby contains any untrue statement of a material fact, or omits to state any material fact necessary to make statements and information therein, in light of the circumstances under which they were made, not misleading (after giving effect to all modifications and supplements to such written information and written data, in each case, furnished after the date on which such written information or such written data was originally delivered and prior to the Closing Date); it being understood that for purposes of this Section 6.10, such written information and written data shall not include projections, and Borrower represents only that such projections were prepared in good faith based upon assumptions believed to be reasonable at the time.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 6.13 Regulations U and X. None of Holdings, the Borrower or any Subsidiary is engaged in the business of extending credit for the purpose of buying or carrying margin stock, and no proceeds of the Loans will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or Regulation X. Terms for which meanings are provided in F.R.S. Board Regulation U or Regulation X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

SECTION 6.14 Solvency. Each of the Credit Obligors, both before and after giving effect to the Loans, is Solvent.

SECTION 6.15 Intellectual Property.

(a) Schedule 6.15(a) sets forth a complete and accurate list as of the Closing Date or Delayed Draw Closing Date, as the case may be, of all (i) Patents including any Patent applications and other material defined herein as Patents, (ii) registered and material unregistered Trademarks (including domain names whether or not such domain names are or might be a Trademark) and any pending registrations for Trademarks, (iii) any other registered Intellectual Property and (iv) any commercially significant unregistered Intellectual Property, in each case owned (or is assignable pursuant to the terms of the relevant contract) or licensed by Holdings, the Borrower or any of the Subsidiaries. For each item of Intellectual Property listed on Schedule 6.15(a), the Borrower has, where relevant, indicated on such schedule (A) the countries in each case in which such item is registered or pending registration, (B) the application numbers, (C) the registration or patent or patent application numbers, (D) with respect to the Patents, the expected expiration date of the issued Patents, (E) the owner of such item of Intellectual Property and (F) with respect to Intellectual Property owned by any Third Party, the agreement pursuant to which that Intellectual Property is licensed to Holdings, the Borrower or any Subsidiary.

(b) With respect to all Intellectual Property listed on Schedule 6.15(a):

(i) Holdings, the Borrower or a Subsidiary owns or has a valid license to such Intellectual Property free and clear of any and all Liens other than Liens permitted pursuant to Section 8.3 and all such Intellectual Property are in full force and effect, and have not expired, lapsed or been forfeited, cancelled or abandoned;

(ii) each of Holdings, the Borrower and the Subsidiaries, as applicable, has taken commercially reasonable actions to maintain and protect such Intellectual Property and there are no unpaid maintenance or renewal fees payable by Holdings, the Borrower or any of the Subsidiaries that are currently overdue for any of such registered Intellectual Property;

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(iii) there is no proceeding that the Borrower has knowledge of challenging in any way the validity, scope or enforceability of any such Intellectual Property, none of Holdings, the Borrower or any of the Subsidiaries is involved in any such proceeding with any Person and to the knowledge of the Borrower, none of the Intellectual Property is the subject of any Other Administrative Proceeding;

(iv) (A) such Intellectual Property is valid, enforceable and subsisting and (B) no event has occurred, and nothing has been done or omitted to have been done, that would affect the validity, scope or enforceability of such Intellectual Property; and

(v) each of Holdings, the Borrower and each Subsidiary, as applicable, is the sole and exclusive owner of all right, title and interest in and to all such Intellectual Property that is owned by it or licensed to it.

(c) To the knowledge of the Borrower, no Third Party is committing any act of Infringement of any Intellectual Property listed on Schedule 6.15(a).

(d) With respect to each license agreement listed on Schedule 6.15(a), such license agreement (i) is in full force and effect and is binding upon and enforceable by or against Holdings, the Borrower and the Subsidiaries party thereto and all other parties thereto in accordance with its terms, (ii) has not been amended or otherwise modified and (iii) has not suffered a default or breach thereunder. None of Holdings, the Borrower or any of the Subsidiaries has taken or omitted to take any action that would permit any other Person party to any such license agreement to have, and to the knowledge of the Borrower, no such Person otherwise has, any defenses, counterclaims or rights of setoff thereunder.

(e) Except as set forth on Schedule 6.15(e), none of Holdings, the Borrower or any of the Subsidiaries has received written notice from any Third Party alleging that the conduct of its business (including the development, manufacture, use, sale or other commercialization of any Product) Infringes any Intellectual Property of that Third Party and, to the knowledge of the Borrower, the conduct of its business and the business of Holdings and the Subsidiaries (including the development, manufacture, use, marketing, sale or other commercialization of any Product) does not Infringe any Intellectual Property of any Third Party.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(f) Holdings, the Borrower and the Subsidiaries have used commercially reasonable efforts and precautions to protect their respective commercially significant unregistered Intellectual Property.

SECTION 6.16 Material Agreements. Set forth on Schedule 6.16 is a complete and accurate list as of the Closing Date or Delayed Draw Closing Date, as the case may be, of all Material Agreements of Holdings, the Borrower or any of the Subsidiaries, with an adequate description of the parties thereto, and amendments and modifications thereto. Each such Material Agreement (i) is in full force and effect and is binding upon and enforceable against Holdings, the Borrower and the Subsidiaries party thereto and, to the knowledge of the Borrower, all other parties thereto in accordance with its terms, and (ii) is not currently subject to any breach or default by Holdings, the Borrower, any Subsidiary, or, to the knowledge of the Borrower, any other party thereto. None of Holdings, the Borrower or any of the Subsidiaries has taken or failed to take any action that would permit any other Person party to any Material Agreement to have, and, to the knowledge of the Borrower, no such Person otherwise has, any defenses, counterclaims or rights of setoff thereunder.

SECTION 6.17 Permits. Holdings, the Borrower and the Subsidiaries have all Permits, including Environmental Permits, necessary or required for the ownership, operation and conduct of their business and the distribution of the Products. All such Permits are validly held and there are no defaults thereunder.

SECTION 6.18 Regulatory Matters.

(a) The business of Holdings, the Borrower and the Subsidiaries has been, and currently is, being conducted in compliance with all applicable U.S. federal, state, local or foreign laws, statutes, ordinances, rules, regulations, judgments, orders, injunctions, decrees, arbitration awards and Key Permits issued by any Governmental Authority (collectively, “Laws”).

(i) The Products have been and are being researched, developed, designed, investigated, manufactured, marketed, and distributed in compliance in all material respects with all applicable Laws, including the FDCA, the FTC Act, Privacy Laws and state laws; it being understood that the foregoing does not concern the research, development, design, investigation, manufacture, marketing or distribution by customers of the Borrower or any of its Affiliates of any customer finished product that is a combination of any Product with any drugs or biologics of such customers, for which the Borrower makes no representations or warranties in this Section 6.18(a)(i).

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(ii) Without limitation of Section 6.18(a)(i), (A) each Product has been, and currently is, being designed, manufactured, made, assembled, stored, packaged and labeled by Holdings, the Borrower or the Subsidiaries in all material respects in compliance with all applicable Law, including cGMP, the FDA Quality System Regulations (“QSRs”), and (B) Holdings, the Borrower and the Subsidiaries are in compliance in all material respects with applicable Law governing reporting and recordkeeping of Product modifications, adverse event reporting, reporting of corrections and removals, and recordkeeping for each Product.

(b) To the Borrower’s knowledge, other than routine surveillance audits and inspections, no investigation by any Governmental Authority with respect to Holdings, the Borrower or any Subsidiary is pending or threatened. None of Holdings, the Borrower or any Subsidiary has received any written communication from any Person (including any Governmental Authority) of any noncompliance with any Laws or any written communication from any Governmental Authority or accrediting organization of any material issues, problems, or concerns regarding the quality or performance of the Products, except to the extent identified in the quality complaint files (as described in 21 C.F.R. 820.198) and adverse event reports of such Obligor.

(c) Holdings, the Borrower and each Subsidiary owns, free and clear of all Liens, except those permitted pursuant to Section 8.3, all Key Permits, including all authorizations under the FD&C Act and state laws, necessary for the research and development and commercialization of the Products and to carry on Holdings’, the Borrower’s or such Subsidiary’s business, as applicable. All such Key Permits are valid and in full force and effect and Holdings, the Borrower and each Subsidiary is in compliance with all terms and conditions of such Key Permits. None of Holdings, the Borrower or any Subsidiary has received any written notice from any Governmental Authority that any Key Permits have been or are being revoked, withdrawn, suspended or challenged.

(d) The Borrower has made available to Lender all Key Permits and material correspondence submitted to or received from FDA, CMS, or other Governmental Authority (including minutes and official contact reports relating to any material communications with any Governmental Authority) in Holdings’, the Borrower’s or any Subsidiary’s possession or control. There has been no material untrue statement of fact and no fraudulent statement made by Holdings, the Borrower, any of the Subsidiaries, or any of their respective agents or representatives to the FDA, CMS, or any other Governmental Authority, and there has been no failure to disclose any material fact required to be disclosed to the FDA or any other Governmental Authority.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(e) No right of Holdings, the Borrower or any Subsidiary to receive reimbursements pursuant to any government program or private program has ever been terminated or otherwise adversely affected as a result of any investigation or enforcement action, whether by any Governmental Authority or other Third Party. None of Holdings, the Borrower or any Subsidiary has been the subject of any “for cause” inspection, investigation or audit by any Governmental Authority in connection with any alleged improper activity.

(f) There is no arrangement relating to Holdings, the Borrower or any Subsidiary providing for any rebates, kickbacks or other forms of compensation that are unlawful to be paid to any Person in return for the referral of business or for the arrangement for recommendation of such referrals. All billings by Holdings, the Borrower or any Subsidiary for its services have been true and correct in all material respects and are in compliance in all material respects with all applicable Laws.

(g) None of Holdings, the Borrower, any Subsidiary or, to the Borrower’s knowledge, any individual who is an officer, director, employee or manager of Holdings, the Borrower or any Subsidiary has been convicted of, charged with or, to the Borrower’s knowledge, investigated for any federal or state health program-related offense or been excluded or suspended from participation in any such program; or, to the Borrower’s knowledge, within the past five (5) years, has been convicted of, charged with or, to the Borrower’s knowledge, investigated for a violation of Laws related to fraud, theft, embezzlement, breach of fiduciary responsibility, financial misconduct, obstruction of an investigation or controlled substances, or has been subject to any judgment, stipulation, order or decree of, or criminal or civil fine or penalty imposed by, any Governmental Authority related to fraud, theft, embezzlement, breach of fiduciary responsibility, financial misconduct, obstruction of an investigation or controlled substances. None of Holdings, the Borrower, any Subsidiary or, to the Borrower’s knowledge, any individual who is an officer, director, employee or manager of Holdings, the Borrower or any Subsidiary has been convicted of any crime or engaged in any conduct that has resulted or would reasonably be expected to result in a debarment or exclusion (i) under 21 U.S.C. Section 335a, or (ii) any similar applicable Law. No debarment proceedings or investigations in respect of the business of the Borrower or any Subsidiary are pending or, to the Borrower’s knowledge, threatened against Holdings, the Borrower, any Subsidiary or any individual who is an officer, director, employee or manager of Holdings, the Borrower or any Subsidiary.

(h) All studies, tests and preclinical and clinical trials conducted relating to the Products, sponsored by Holdings, the Borrower and the Subsidiaries and, to the knowledge of the Borrower, their respective licensees, licensors and Third Party services providers and consultants, have been conducted, and are currently being conducted, in accordance with all applicable Laws and IDEs, including procedures and controls pursuant to, where applicable, current good clinical practices and current good laboratory practices and other applicable laws, rules regulations. All results of such studies, tests and trials, and all other material information related to such studies, tests and trials, have

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

been made available to Lender. The summaries and descriptions of any of the foregoing provided to the Lender are accurate and contain no material omissions. To the extent required by applicable Law, each of Holdings, the Borrower and each Subsidiary has obtained all necessary authorizations from Regulatory Authorities and IECs, including an IDE for the conduct of any clinical investigations conducted by or on behalf of the Borrower or such Subsidiary.

(i) To the Borrower’s knowledge, none of the clinical investigators in any clinical trial sponsored by Holdings, the Borrower or any Subsidiary has been or is disqualified or otherwise sanctioned by the FDA, the Department of Health and Human Services, or any Governmental Authority and, to the Borrower’s knowledge, no such disqualification, or other sanction of any such clinical investigator is pending or threatened. None of Holdings, the Borrower, any of the Subsidiaries, or, to the knowledge of the Borrower, any of their respective licensees, licensors or Third Party services providers or consultants, has received from the FDA or other applicable Governmental Authority any notices or correspondence requiring or threatening the termination, suspension, material modification or clinical hold of any studies, tests or clinical trials with respect to or in connection with the Products.

(j) The transactions contemplated by the Loan Documents (or contemplated by the conditions to effectiveness of any Loan Document) will not impair Holdings’, the Borrower’s or any of the Subsidiaries’ ownership of or rights under (or the license or other right to use, as the case may be) any Regulatory Authorizations relating to the Products in any material manner.

SECTION 6.19 Transactions with Affiliates. Except as set forth on Schedule 6.19, none of Holdings, the Borrower or any Subsidiary has entered into, renewed, extended or been a party to any transaction or agreement (including the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any of its Affiliates during the five-year period immediately prior to the Closing Date, and none of Holdings, the Borrower or any Subsidiary is a party to any such transaction or agreement as of the Closing Date.

SECTION 6.20 Investment Company Act. None of Holdings, the Borrower or any Subsidiary is an “investment company” or is “controlled” by an “investment company,” as such terms are defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 6.21 OFAC. None of Holdings, the Borrower, any Subsidiary or, to the knowledge of the Borrower, any Related Party (a) is currently the subject of any Sanctions, (b) is located, organized or residing in any Designated Jurisdiction, or (c) is or has been (within the previous five (5) years) engaged in any transaction with any Person who is now or was then the subject of Sanctions or who is located, organized or residing in any Designated Jurisdiction. No Loan, nor the proceeds from any Loan, has been or will be used, directly or indirectly, to lend, contribute or provide to, or has been or will be otherwise made available to fund, any activity or business in any Designated Jurisdiction or to fund any activity or business of any Person located, organized or residing in any Designated Jurisdiction or who is the subject of any Sanctions, or in any other manner that will result in any violation by any Person (including the Lender and its Affiliates) of Sanctions.

SECTION 6.22 Deposit and Disbursement Accounts. Set forth on Schedule 6.22 is a complete and accurate list as of the Closing Date or Delayed Draw Closing Date, as the case may be, of all banks and other financial institutions at which Holdings, the Borrower or any Subsidiary maintains deposit accounts, lockboxes, disbursement accounts, investment accounts or other similar accounts, such Schedule correctly identifies the name, address and telephone number of each bank or financial institution, the name in which each such account is held, the type of each such account, and the complete account number for each such account, and each such account (other than Excluded Accounts) is a Controlled Account.

SECTION 6.23 Customer and Trade Relations. There exists no actual or, to the knowledge of the Borrower, overtly threatened termination or cancellation of, or any material adverse modification or change in (a) the business relationship of Holdings, the Borrower or any Subsidiary with any customer or group of customers whose purchases during the preceding 12 calendar months caused such customer or group of customers to be ranked among the ten largest customers of Holdings, the Borrower or such Subsidiary, as applicable, or (b) the business relationship of Holdings, the Borrower or any Subsidiary with any supplier essential to its operations.

SECTION 6.24 Holding Companies; Excluded Subsidiary.

(a) Holdings is a passive holding company with no operations (other than such operations as are incidental to its status as a holding company, including maintaining its corporate existence and participating in tax, accounting and other administrative activities as the parent of the consolidated group of companies), no assets (other than ownership of Capital Securities of the Borrower or other Subsidiaries and such immaterial assets as are incidental to its status as a holding company) and no liabilities (other than the Obligations under the Loan Documents and such immaterial liabilities as are incidental to its status as a holding company, including payment of annual listing fees to ASX and fees for quotation of new securities on ASX).

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(b) Each of Unilife Medical Solutions Pty Limited and Unitract Syringe Pty Ltd has no operations (other than such operations as are incidental to owning Intellectual Property and licensing Intellectual Property to its Affiliates and incidental to its status as a holding company including maintaining its corporate existence and the existence of Intellectual Property rights), no assets (other than ownership of Intellectual Property and such immaterial assets as are incidental to its status as a holding company) and no liabilities (other than the Obligations under the Loan Documents including ongoing patent maintenance fees in Australia and any royalties or payments required to be made under the IP Licensing Arrangements and such immaterial liabilities as are incidental to its status as a holding company).

(c) Unilife Cross Farm LLC has no operations (other than such operations as are incidental to owning real property and incidental to owning real property including maintaining its corporate existence and the real property and rights related thereto), no assets (other than real property, the Metro Bank Reserve Account, and such immaterial assets as are incidental to owning real property) and no liabilities (other than the Obligations under the Loan Documents, obligations under the Metro Bank Reserve Account, obligations under the first priority Metro Bank Mortgage Loans and the Pennsylvania Loan and such immaterial liabilities as are incidental to owning real property).

(d) Unilife France is a dormant Subsidiary with no assets, no operations and no liabilities.

SECTION 6.25 [***]. [***].

ARTICLE VII

AFFIRMATIVE COVENANTS

The Borrower covenants and agrees with the Lender that until the Termination Date has occurred, the Borrower and Holdings will, and will cause the Subsidiaries to, perform or cause to be performed the obligations set forth below.

SECTION 7.1 Financial Information, Reports, Notices, Etc. The Borrower will furnish the Lender copies of the following financial statements, reports, notices and information:

(a) as soon as available and in any event within 30 days after the end of each calendar month, in each case with supporting detail and certified as complete and correct by the chief financial or accounting Authorized Officer of Holdings (subject to normal year-end audit adjustments), (i) unaudited reports of the Liquidity of the Borrower at the end of such calendar month and (ii) beginning with the calendar month of February 2014, unaudited reports of the Liquidity of the Borrower for the corresponding calendar month in the preceding Fiscal Year, in comparative form;

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(b) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, an unaudited consolidated balance sheet of Holdings, the Borrower and the Subsidiaries as of the end of such Fiscal Quarter, consolidated statements of income and cash flow of Holdings, the Borrower and the Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter and the Revenue Base for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, and including in comparative form the figures for the corresponding Fiscal Quarter in, and the year to date portion of, the immediately preceding Fiscal Year, certified as complete and correct by the chief financial or accounting Authorized Officer of the Borrower (subject to normal year-end audit adjustments);

(c) as soon as available and in any event within 90 days after the end of each Fiscal Year, (i) a copy of the consolidated balance sheet of Holdings, the Borrower and the Subsidiaries, and the related consolidated statements of income and cash flow of Holdings, the Borrower and the Subsidiaries for such Fiscal Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year, audited (without any Impermissible Qualification) by independent public accountants acceptable to the Lender, which shall include a calculation of the financial covenants set forth in Section 8.4 and stating that, in performing the examination necessary to deliver the audited financial statements of Holdings, no knowledge was obtained of any Event of Default, and (ii) the Revenue Base for the Fiscal Quarter then ending and such Fiscal Year and including in comparative form the figures for the corresponding Fiscal Quarter in the immediately preceding Fiscal Year and the immediately preceding Fiscal Year;

(d) concurrently with the delivery of the financial information pursuant to clauses (a), (b) and (c), a Compliance Certificate, executed by the chief financial or accounting Authorized Officer of the Borrower, (i) showing compliance with the financial covenants set forth in Section 8.4 and stating that no Default has occurred and is continuing (or, if a Default has occurred, specifying the details of such Default and the action that Holdings, the Borrower or any of the Subsidiaries has taken or proposes to take with respect thereto), (ii) stating that no Subsidiary has been formed or acquired since the delivery of the last Compliance Certificate (or, if a Subsidiary has been formed or acquired since the delivery of the last Compliance Certificate, a statement that such Subsidiary has complied with Section 7.8) and (iii) stating that no real property has been acquired by Holdings, the Borrower or any of the Subsidiaries since the delivery of the last Compliance Certificate (or, if any real property has been acquired since the delivery of the last Compliance Certificate, a statement that the Borrower has complied with Section 7.8 with respect to such real property);

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(e) as soon as available and in any event within 90 days after the end of each Fiscal Year, an annual operating plan for Holdings, the Borrower and the Subsidiaries for the following Fiscal Year, in form reasonably satisfactory to the Lender, which (i) includes a statement of all material assumptions on which such plan is based, (ii) includes an annual budget (by quarter) for the following Fiscal Year, and (iii) integrates sales, gross profits, operating expenses, operating profit and cash flow projections, all prepared on the same basis and in similar detail as that on which the operating results are reported (and in the case of cash flow projections, representing management’s good faith estimates of future financial performance based on historical performance), and including plans for personnel, capital expenditures and facilities;

(f) as soon as possible and in any event within five Business Days after the Borrower obtains knowledge of the occurrence of a Default, a statement of an Authorized Officer of the Borrower setting forth details of such Default and the action which Holdings, the Borrower or any of the Subsidiaries has taken or proposes to take with respect thereto;

(g) as soon as possible and in any event within five Business Days after the Borrower obtains knowledge of (i) the occurrence of any material adverse development with respect to any litigation, action, proceeding or labor controversy described in Schedule 6.7(a) or (ii) the commencement of any litigation, action, proceeding or labor controversy of the type and materiality described in Section 6.7, notice thereof and, to the extent the Lender requests, copies of all documentation relating thereto;

(h) as soon as possible and in any event within five Business Days after the Borrower obtains knowledge of any return, recovery, dispute or claim related to Product or inventory that involves more than $[***].

(i) as soon as possible and in any event within three days after the Borrower obtains knowledge of (i) any claim that Holdings, the Borrower, any of the Subsidiaries or one of their ERISA Affiliates has actual or potential liability under a Benefit Plan, (ii) any effort to unionize the employees of the Borrower or any Subsidiary, (iii) correspondence from the Internal Revenue Service asserting the failure of a retirement plan intended to be qualified under Section 401(a) of the Code to meet the requirements for such qualification, or (iv) any employee benefit plan as defined in section 3(3) of ERISA that provides medical, dental, vision, or long-term disability benefits and that is sponsored by Holdings, the Borrower, any Subsidiary or any of their ERISA Affiliates (or under which any of these entities has any actual or potential liability) becoming self-insured;

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(j) promptly after the sending or filing thereof, copies of all reports, notices, prospectuses and registration statements which Holdings, the Borrower or any of the Subsidiaries files with the SEC or any national securities exchange that are not immediately publicly available on the ASX platform or the SEC’s EDGAR system;

(k) promptly upon receipt thereof, copies of all “management letters” (or equivalent) submitted to Holdings, the Borrower or any of the Subsidiaries by the independent public accountants referred to in clause (b) in connection with each audit made by such accountants;

(l) promptly upon receipt thereof, copies of all subpoenas, requests for information and other notices regarding any active or potential investigation of, or claim or litigation against, Holdings, the Borrower or any of the Subsidiaries by any Governmental Authority, and the findings of any inspections of any manufacturing facilities of Holdings, the Borrower or any of the Subsidiaries or any Third Party suppliers of Holdings, the Borrower or any of the Subsidiaries by any Governmental Authority (including any Form 483s and warning letters);

(m) as soon as practicable and in any event within five Business Days after (i) the Borrower enters into a new Material Agreement; and (ii) an existing Material Agreement is amended or terminated; and

(n) such other financial and other information as the Lender may from time to time reasonably request (including copies of any documents requested and information and reports in such detail as the Lender may request with respect to the terms of and information provided pursuant to the Compliance Certificate).

The Borrower will furnish the Lender, together with the delivery of any reports of Revenue Base pursuant to clause (b) or (c) above, supporting detail (including, account-level detail regarding the sources of cash collected to comprise Net Sales, and, to the extent Net Sales are not recognized as GAAP revenue in the period pursuant to clause (b) or (c) above, a description of when and how such Net Sales are anticipated to be recognized as GAAP revenue) and a reconciliation of the cash based determination of Revenue Base to Holdings’ GAAP, accrual based, financial statements, in form reasonably satisfactory to the Lender.

SECTION 7.2 Maintenance of Existence; Compliance with Contracts, Laws, Etc. Each of Holdings, the Borrower and each of the Subsidiaries will preserve and maintain its legal existence (except as otherwise permitted by Section 8.7), perform in all material respects its obligations under Material Agreements to which Holdings, the Borrower or any of the Subsidiaries is a party, take all actions to ensure that all Material Agreements remain in full force and effect, and comply in all material respects with all applicable laws, rules, regulations and orders (including all Laws), including the payment (before the same become delinquent), of all

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

Taxes, imposed upon Holdings, the Borrower or any of the Subsidiaries or upon their property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on the books of Holdings, the Borrower or any of the Subsidiaries, as applicable.None of Holdings, the Borrower or any of the Subsidiaries will become a member of a Tax Consolidated Group or GST Group (other than the Australian Subsidiaries may be members of a Tax Consolidated Group or GST Group in which they are the only two members).

SECTION 7.3 Maintenance of Properties. Each of Holdings, the Borrower and each of the Subsidiaries will maintain, preserve, protect and keep its and their respective properties in good repair, working order and condition (ordinary wear and tear excepted and obligations of the landlords of any leased real property excepted), and make necessary repairs, renewals and replacements (or, with respect to any leased real property, cause landlord to do so) so that the business carried on by Holdings, the Borrower or any of the Subsidiaries may be properly conducted at all times, unless Holdings, the Borrower or any of the Subsidiaries determines in good faith that the continued maintenance of such property is no longer economically desirable, necessary or useful to the business of Holdings, the Borrower or any of the Subsidiaries or the Disposition of such property is otherwise permitted by Section 8.7 or Section 8.8.

SECTION 7.4 Insurance. Each of Holdings, the Borrower and each of the Subsidiaries will maintain:

(a) insurance on its property with financially sound and reputable insurance companies against business interruption, loss and damage in at least the amounts (and with only those deductibles) customarily maintained, and against such risks as are typically insured against in the same general area, by Persons of comparable size engaged in the same or similar business as Holdings, the Borrower and the Subsidiaries; and

(b) all worker’s compensation, employer’s liability insurance or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business.

Without limiting the foregoing, all insurance policies required pursuant to this Section shall (i) name the Lender as mortgagee and loss payee (in the case of property insurance) and additional insured (in the case of liability insurance), as applicable, and provide that no cancellation of the policies will be made without 30 days’ prior written notice to the Lender and (ii) be in addition to any requirements to maintain specific types of insurance contained in the other Loan Documents.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 7.5 Books and Records. Each of Holdings, the Borrower and each of the Subsidiaries will keep books and records in accordance with GAAP which accurately reflect all of its business affairs and transactions and permit the Lender or any of its representatives, at reasonable times and intervals upon reasonable notice to the Borrower, to visit Holdings’, the Borrower’s or any of the Subsidiaries’ offices, to discuss Holdings’, the Borrower’s or any of the Subsidiaries’ financial or other matters with its officers and employees, and its independent public accountants (and the Borrower hereby authorizes such independent public accountant to discuss Holdings’, the Borrower’s and any of the Subsidiaries’ financial and other matters with the Lender or its representatives whether or not any representative of Holdings, the Borrower or any of the Subsidiaries is present) and to examine (and photocopy extracts from) any of its books and records all at Borrower’s expense; provided that, only one such visit and inspection in each calendar year shall be at the Borrower’s expense, other than and visits and inspections during the time that an Event of Default has occurred and is continuing.

SECTION 7.6 Environmental Law Covenant. Each of Holdings, the Borrower and each of the Subsidiaries will (i) use and operate all of its and their businesses, facilities and properties in material compliance with all Environmental Laws, and keep and maintain all Environmental Permits and remain in compliance therewith, and (ii) promptly notify the Lender of, and provide the Lender with copies of all material claims, complaints, notices or inquiries relating to, any actual or alleged non-compliance with any Environmental Laws or Environmental Permits or any actual or alleged Environmental Liabilities. Holdings, the Borrower and each of the Subsidiaries will, to the extent required by applicable Environmental Laws, promptly resolve, remedy and mitigate any such non-compliance or Environmental Liabilities, and shall keep the Lender informed as to the progress of same.

SECTION 7.7 Use of Proceeds. The Borrower will apply the proceeds of the Loans according to the sources and uses table in Schedule 7.7.

SECTION 7.8 Future Guarantors, Security, Etc. Each of Holdings, the Borrower and each of the Subsidiaries will execute any documents, financing statements, agreements and instruments, and take all further action that may be required under applicable law, or that the Lender may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and priority (subject to Liens permitted by Section 8.3) of the Liens created or intended to be created by the Loan Documents, subject to any limitations, terms and requirements set forth in the Security Agreement or the Australian Security Agreements (including provisions that only require certain actions to be taken on a quarterly basis). Prior to or upon acquiring, incorporating or organizing any new Subsidiary, the Borrower will cause such

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

Subsidiary to execute a supplement (in form and substance satisfactory to the Lender) to the Guarantee, the Security Agreement and each other applicable Loan Document in favor of the Lender and shall enter into such other security agreements and take such other actions as may be required or reasonably requested for the Lender to have a valid Lien with the priority intended to be created on and security interest in all of the assets of such Subsidiary, subject to no other Liens (other than Liens permitted by Section 8.3) subject to any limitations and requirements set forth in the Security Agreement or the Australian Security Agreements (including provisions that only require certain actions to be taken on a quarterly basis). Prior to or upon any of Holdings, the Borrower and the Subsidiaries entering into a new lease with respect to real property, the Borrower will cause the lessor thereof to enter into a landlord access agreement reasonably acceptable to the Lender. The Borrower shall cause the lessor of the Radnor, Pennsylvania premises to enter into a landlord access agreement reasonably acceptable to the Lender if any Collateral is placed or installed on such premises (it being understood that on the date hereof such premises are vacant and no Collateral is placed or installed on such premises). The Borrower will promptly notify the Lender of any subsequently acquired real property and will provide the Lender with a description of such real property, the acquisition date thereof and the purchase price therefor. In addition, from time to time, each of Holdings, the Borrower and each of the Subsidiaries will, at its cost and expense, secure the Obligations by pledging or creating, or causing to be pledged or created, perfected Liens with respect to such of its assets and properties as the Lender shall designate, it being agreed that it is the intent of the parties that the Obligations shall be secured by, among other things, substantially all the assets of Holdings, the Borrower and the Subsidiaries (including real property and personal property acquired subsequent to the Closing Date). Such Liens will be created under the Loan Documents in form and substance satisfactory to the Lender, and Holdings, the Borrower and each of the Subsidiaries shall deliver or cause to be delivered to the Lender all such instruments and documents (including mortgages, legal opinions, title insurance policies and lien searches) as the Lender shall reasonably require to evidence compliance with this Section subject to any limitations and requirements set forth in the Security Agreement or the Australian Security Agreements (including provisions that only require certain actions to be taken on a quarterly basis).

SECTION 7.9 Obtaining of Permits, Etc. With respect to Products, each of Holdings, the Borrower and each of the Subsidiaries will obtain, maintain and preserve, and take all necessary action to timely renew all Permits and accreditations that are necessary and material to the proper conduct of its business.

SECTION 7.10 Product Licenses. Each of Holdings, the Borrower and each of the Subsidiaries shall maintain each Permit, including each Key Permit, from, or file any notice or registration in, each jurisdiction in which Holdings, the Borrower or any of the Subsidiaries are required to obtain any Permit or Regulatory Authorization or to file any notice or registration that are necessary and material for

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

the sale and distribution of the Products, it being understood that this Section 7.10 does not concern Permits required to be maintained by customers of Borrower or any of its Affiliates for any research, development, design, investigation, manufacture, marketing or distribution conducted or sponsored by such customer of the Borrower or any of its Affiliates of any finished product that is a combination of any Product with any drugs or biologics of such customers.

SECTION 7.11 Maintenance of Regulatory Authorizations, Contracts, Intellectual Property, Etc. With respect to the Products, each of Holdings, the Borrower and each of the Subsidiaries will (i) maintain in full force and effect all Regulatory Authorizations, contract rights, authorizations or other rights necessary and material for the operations of its business, and comply with the terms and conditions applicable to the foregoing excluding the maintenance of Regulatory Authorizations that in the commercially reasonable business judgment of the Borrower are not necessary or material for the conduct of the business of Holdings, the Borrower or any Subsidiary; (ii) notify the Lender, promptly after learning thereof, of any product recalls, safety alerts, withdrawals, marketing suspensions, removals or the like conducted, to be undertaken or issued, by Holdings, the Borrower, any of the Subsidiaries or their respective suppliers whether or not at the request, demand or order of any Governmental Authority or otherwise with respect to any Product, or any basis for undertaking or issuing any such action or item; (iii) design, manufacture, store and label all Products in compliance in all material respects with cGMP, QSRs and other applicable Laws; (iv) conduct all studies, tests and preclinical and clinical trials relating to the Products sponsored by Borrower in accordance in all material respects with all IDEs, current good clinical practices, current good laboratory practices, and other applicable Laws; (v) maintain in full force and effect, not permit to expire, lapse, be forfeited, be lost, be cancelled or be abandoned prior to the maximum expect legal life of, or pursue the prosecution of, as the case may be, and pay all costs and expenses relating to, all Intellectual Property owned or controlled by Holdings, the Borrower or any of the Subsidiaries and all Material Agreements, excluding the maintenance of Intellectual Property that in the commercially reasonable business judgment of the Borrower is not necessary or material for the conduct of the business of Holdings, the Borrower or any Subsidiary; (vi) notify the Lender, promptly after learning thereof, of any Infringement or other violation by any Person of its Intellectual Property; (vii) pursue and maintain in full force and effect legal protection for all Intellectual Property, including Patents, developed or controlled by Holdings, the Borrower or any of the Subsidiaries; and (viii) notify the Lender, promptly after learning thereof, of any claim by any Person that the conduct of Holdings’, the Borrower’s or any of the Subsidiaries’ business (including the development, manufacture, use, sale or other commercialization of any Product) Infringes any Intellectual Property of that Person and, if requested by the Lender, use commercially reasonable efforts to resolve such claim.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 7.12 Inbound Licenses. Each of Holdings, the Borrower and each of the Subsidiaries will, promptly after entering into or becoming bound by any inbound license or agreement (other than over-the-counter software that is commercially available to the public): (i) provide written notice to the Lender of the material terms of such license or agreement with a description of its anticipated and projected impact on Holdings’, the Borrower’s and the Subsidiaries’ business and financial condition; and (ii) take such commercially reasonable actions as the Lender may reasonably request to obtain the consent of, or waiver by, any Person whose consent or waiver is necessary for the Lender to be granted and perfect a valid security interest in such license or agreement and to fully exercise its rights under any of the Loan Documents in the event of a disposition or liquidation of the rights, assets or property that is the subject of such license or agreement.

SECTION 7.13 Cash Management. Each of Holdings, the Borrower and each of the Subsidiaries will:

(a) maintain a current and complete list of all accounts (of the type initially set forth on Schedule 6.22) and promptly deliver any updates to such list to the Lender; execute and maintain an account control agreement for each such account (other than Excluded Accounts), in form and substance reasonably acceptable to the Lender (each such account, a “Controlled Account”); and maintain each such account as a cash collateral account, with all cash, checks and other similar items of payment in such account securing payment of the Obligations (and in which Holdings, the Borrower and the Subsidiaries shall have granted a Lien to the Lender);

(b) deposit promptly, and in any event no later than five Business Days after the date of receipt thereof, all cash, checks, drafts or other similar items of payment relating to or constituting payments made in respect of any and all accounts and other rights and interests into Controlled Accounts; and

(c) at any time after the occurrence and during the continuance of an Event of Default, at the request of the Lender, promptly cause all payments constituting proceeds of accounts to be directed into lockbox accounts under agreements in form and substance satisfactory to the Lender.

SECTION 7.14 Subsequent Agreement. [***].

ARTICLE VIII

NEGATIVE COVENANTS

The Borrower covenants and agrees with the Lender that until the Termination Date has occurred, Holdings, the Borrower and the Subsidiaries will perform or cause to be performed the obligations set forth below.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 8.1 Business Activities. None of Holdings, the Borrower or any of the Subsidiaries will engage in any line of business or activity except those business lines and activities engaged in on the date of this Agreement and business or activities substantially similar, ancillary, incidental, complementary or related to, or a reasonable extension, development or expansion thereto.

SECTION 8.2 Indebtedness. None of Holdings, the Borrower or any of the Subsidiaries will create, incur, assume or permit to exist any Indebtedness, other than:

(a) Indebtedness in respect of the Obligations;

(b) until the Closing Date, Indebtedness that is to be repaid in full as further identified in Schedule 8.2(b);

(c) Indebtedness existing as of the Closing Date which is identified in Schedule 8.2(c), and refinancing of such Indebtedness in a principal amount not in excess of that which is outstanding on the Closing Date (as such amount has been reduced following the Closing Date);

(d) unsecured Indebtedness in respect of performance, surety or appeal bonds provided in the ordinary course of business in an aggregate amount at any time outstanding not to exceed $[***];

(e) Purchase Money Indebtedness and Capitalized Lease Liabilities not to exceed $[***] in the aggregate, including of any outstanding Purchase Money Indebtedness and Capitalized Lease Liabilities permitted by Section 8.2(c);

(f) Permitted Subordinated Indebtedness;

(g) Indebtedness of any Guarantor or the Borrower owing to the Borrower or any Guarantor; and

(h) other Indebtedness of Holdings, the Borrower and the other Guarantors in an aggregate amount at any time outstanding not to exceed $[***];

provided that no Indebtedness otherwise permitted by clauses (c), (e), (f), (g) or (h) shall be assumed, created or otherwise incurred if a Default has occurred and is then continuing or would result therefrom.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 8.3 Liens. None of Holdings, the Borrower or any of the Subsidiaries will create, incur, assume or permit to exist any Lien upon any of its property (including Capital Securities of any Person), revenues or assets, whether now owned or hereafter acquired, except:

(a) Liens securing payment of the Obligations;

(b) until the Closing Date, Liens securing payment of Indebtedness of the type described in Section 8.2(b);

(c) Liens existing as of the Closing Date and disclosed in Schedule 8.3(c) securing Indebtedness described in Section 8.2(c), and refinancings of such Indebtedness; provided that no such Lien shall encumber any additional property and the amount of Indebtedness secured by such Lien is not increased from that existing on the Closing Date (as such Indebtedness may have been permanently reduced subsequent to the Closing Date);

(d) Liens securing Indebtedness of Holdings, the Borrower or the other Guarantors permitted pursuant to Section 8.2(e) (provided that (i) such Liens shall be created within 180 days of the acquisition of the assets financed with such Indebtedness and (ii) such Liens do not at any time encumber any property other than the property so financed);

(e) Liens in favor of carriers, warehousemen, mechanics, materialmen and landlords (including security deposits) granted in the ordinary course of business for amounts not overdue for a period of more than thirty (30) days or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

(f) Liens incurred or deposits made in the ordinary course of business in connection with worker’s compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, bids, leases or other similar obligations (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety, stay, customs, appeal or performance bonds;

(g) judgment Liens in existence for less than 60 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies and which do not otherwise result in an Event of Default under Section 9.1(g);

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(h) easements, rights-of-way, zoning restrictions, minor defects or irregularities in title, restrictions and other similar encumbrances on the use of real property not interfering in any material respect with the value or use of the property to which such Lien is attached and with respect to the real property leased by Holdings, the Borrower or the Subsidiaries pursuant to any capital lease or other real estate lease, such Liens existing or of record of which shall be hereinafter placed on the fee interest of such real property by parties other than Holdings, the Borrower or the Subsidiaries, including mortgages, deeds of trust, UCC security interest filings and similar encumbrances;

(i) Liens for Taxes not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

(j) Liens arising in the ordinary course of business by virtue of any contractual, statutory or common law provision relating to banker’s Liens, rights of set-off or similar rights and remedies covering deposit or securities accounts (including funds or other assets credited thereto) or other funds maintained with a depository institution or securities intermediary, in each case incurred in the ordinary course of business;

(k) the interests of lessors under operating leases and non-exclusive licensors under license agreements; and

(l) non-exclusive licenses or covenants not to sue of patents, trademarks, copyrights and other intellectual property rights in the ordinary course of business.

SECTION 8.4 Financial Covenants.

(a) Minimum Revenue Base. The Revenue Base for each calendar year set forth below shall not be less than the amount set forth below for such calendar year:

Calendar Year Ended	Minimum Revenue Base
December 31, 2014	$	[***]
December 31, 2015	$	[***]
December 31, 2016	$	[***]
December 31, 2017	$	[***]
December 31, 2018	$	[***]
December 31, 2019	$	[***]

(b) Minimum Liquidity. The Liquidity of the Borrower shall not at any time be less than $[***]. The Borrower shall maintain an amount equal to the amount required under this Section 8.4(b), along with its other cash and Cash Equivalent Investments, in a Controlled Account.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 8.5 Investments. None of Holdings, the Borrower or any of the Subsidiaries will purchase, make, incur, assume or permit to exist any Investment in any other Person, except:

(a) Investments existing on the Closing Date and identified in Schedule 8.5(a);

(b) Cash Equivalent Investments; provided that any Investment which when made complies with the requirements of the definition of the term “Cash Equivalent Investment” may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements;

(c) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(d) Investments consisting of any deferred portion of the sales price received by Holdings, the Borrower or any of the Subsidiaries in connection with any Disposition permitted under Section 8.8;

(e) Investments constituting (i) accounts receivable arising, (ii) trade debt granted, or (iii) deposits made in connection with the purchase price of goods or services, in each case in the ordinary course of business;

(f) other Investments in an amount not to exceed $[***] over the term of this Agreement, provided that no Investment otherwise permitted by this clause (f) shall be permitted to be made if any Default has occurred and is continuing or would result therefrom; and

(g) Investments in the form of Capital Contributions and the ownership of Capital Stock made by one Credit Obligor in another Credit Obligor that is its direct Subsidiary; and

(h) loans permitted under Section 8.2(g).

SECTION 8.6 Restricted Payments, Etc. None of Holdings, the Borrower or any of the Subsidiaries will declare or make a Restricted Payment, or make any deposit for any Restricted Payment, other than Restricted Payments made by the Borrower or any of the Subsidiaries to the Borrower or any Guarantor.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 8.7 Consolidation, Merger; Permitted Acquisitions, Etc. None of Holdings, the Borrower or any of the Subsidiaries will liquidate or dissolve, consolidate with, or merge into or with, any other Person, or purchase or otherwise acquire all or substantially all of the assets of any Person (or any division thereof), except that, so long as no Event of Default has occurred and is continuing (or would occur as a result), any Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any Guarantor that is organized or incorporated in the same jurisdiction as such Subsidiary (provided that Persons organized in different states of the United States shall be deemed to be organized in the same jurisdiction for purposes of this Section 8.7).

SECTION 8.8 Permitted Dispositions. None of Holdings, the Borrower or any of the Subsidiaries will Dispose of any of its assets (including accounts receivable and Capital Securities of the Borrower or Subsidiaries) to any Person in one transaction or a series of transactions unless such Disposition (i) is inventory or obsolete, damaged, worn out or surplus property Disposed of in the ordinary course of its business, or (ii) is permitted by Section 8.7.

SECTION 8.9 Modification of Certain Agreements. None of Holdings, the Borrower or any of the Subsidiaries will consent to any amendment, supplement, waiver or other modification of, or enter into any forbearance from exercising any rights with respect to, the terms or provisions contained in (i) any Organic Documents of Holdings, the Borrower or any of the Subsidiaries, if the result would have an adverse effect on the rights or remedies of the Lender, (ii) any agreement governing any Permitted Subordinated Indebtedness, if the result would shorten the maturity date thereof or advance the date on which any cash payment is required to be made thereon or would otherwise change any terms thereof in a manner adverse to the Lender, (iii) any intracompany license agreement between or among Holdings, the Borrower or any Subsidiary, including those agreements listed on Schedule 8.9, (iv) all documents relating to the Metro Bank Mortgage Loan and the Pennsylvania Loan, (v) [***] (vi), if any such amendment, supplement, waiver or other modification is adverse in any material respect to the interests of the Lender.

SECTION 8.10 Transactions with Affiliates. None of Holdings, the Borrower or any of the Subsidiaries will enter into or cause or permit to exist any arrangement, transaction or contract (including for the purchase, lease or exchange of property or the rendering of services) with, or make any payment to, any of its Affiliates, unless such arrangement, transaction, contract or payment (i) is between or among the Borrower or any Guarantor, (ii) is on fair and reasonable terms no less favorable to Holdings, the Borrower or any Subsidiary than it could obtain in an arm’s-length transaction with a Person that is not one of its Affiliates and (ii) is of the kind which would be entered into by a prudent Person in its position with a Person that is not one of its Affiliates.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 8.11 Restrictive Agreements, Etc. None of Holdings, the Borrower or any of the Subsidiaries will enter into any agreement prohibiting (i) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, (ii) the ability of Holdings, the Borrower or any of the Subsidiaries to amend or otherwise modify any Loan Document, or (iii) the ability of the Borrower or any Subsidiary to make any payments, directly or indirectly, to the Borrower or any Guarantor, including by way of dividends, advances, repayments of loans, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments. The foregoing prohibitions shall not apply to restrictions contained (x) in any Loan Document, or (y) in the case of clause (i), any agreement governing any Indebtedness permitted by Section 8.2(e) as to the assets financed with the proceeds of such Indebtedness.

SECTION 8.12 Sale and Leaseback. None of Holdings, the Borrower or any of the Subsidiaries will directly or indirectly enter into any agreement or arrangement providing for the sale or transfer by it of any property (now owned or hereafter acquired) to a Person and the subsequent lease or rental of such property or other similar property from such Person.

SECTION 8.13 Product Agreements. [***].

SECTION 8.14 Change in Name, Location or Executive Office or Executive Management; Change in Fiscal Year. None of Holdings, the Borrower or any of the Subsidiaries will (i) change its legal name or any trade name used to identify it in the conduct of its business or ownership of its properties, (ii) change its jurisdiction of organization or registration or legal structure, (iii) relocate its chief executive office, principal place of business or any office in which it maintains books or records relating to its business (including the establishment of any new office or facility) without the prior written consent of the Lender, which consent shall not be unreasonably withheld, (iv) change its federal taxpayer identification number or organizational number (or equivalent) without 10 days’ prior written notice to the Lender, (v) replace its chief executive officer or chief financial officer without written notification to the Lender within 30 days thereafter, or (vi) change its Fiscal Year or any of its Fiscal Quarters.

SECTION 8.15 Benefit Plans and Agreements. None of Holdings, the Borrower or any Subsidiary will (i) become the sponsor of, incur any responsibility to contribute to or otherwise incur actual or potential liability with respect to, any Benefit Plan, (ii) allow any “employee benefit plan” as defined in section 3(3) of ERISA that provides retirement benefits and that is sponsored by Holdings, the Borrower, any Subsidiary or any of their ERISA Affiliates (or under which any of these entities has any actual or potential

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

liability) and is intended to be tax qualified under section 401 of the Code to be disqualified, (iii) allow the assets of any tax qualified retirement plan to become invested in Capital Securities of the Borrower or any Subsidiary, (iv) allow any employee benefit plan, program or arrangement sponsored, maintained, contributed to or required to be contributed to by Holdings, the Borrower or any Subsidiary (or under which any of these entities has any actual or potential liability) to fail to comply in all material respects with its terms and applicable law except for non-compliance that would not reasonably (x) be expected, individually or in the aggregate, to result in liabilities in excess of $[***] or (y) be likely to adversely affect this Agreement or the transaction contemplated hereby, or (v) allow any employee benefit plan as defined in section 3(3) of ERISA that provides medical, dental, vision or long-term disability benefits and that is sponsored by Holdings, the Borrower, any Subsidiary or any of their ERISA Affiliates (or under which any of these entities has any actual or potential liability) to become self-insured, except to the extent already self-insured with respect to the Borrower’s short-term disability program for salaried employees and health reimbursement accounts for all of its employees. None of Holdings, the Borrower or any Subsidiary will enter into any employment, severance or tax gross-up agreement or grant any equity awards other than in the course of ordinary business or consistent with past practice; provided that this sentence shall not restrict Holdings’ ability to allow the assets of any tax qualified retirement plan to become invested in Capital Securities of Holdings.

SECTION 8.16 Holding Companies.

(a) Holdings shall not have any operations (other than such operations as are incidental to its status as a holding company, including maintaining its corporate existence and participating in tax, accounting and other administrative activities as the parent of the consolidated group of companies), own any assets (other than ownership of Capital Securities of the Borrower or other Subsidiaries and such immaterial assets as are incidental to its status as a holding company) or incur any liabilities (other than the Obligations under the Loan Documents and such immaterial liabilities as are incidental to its status as a holding company, including payment of annual listing fees to ASX and fees for quotation of new securities on ASX).

(b) Neither Unilife Medical Solutions Pty Limited nor Unitract Syringe Pty Ltd shall have any operations (other than such operations as are incidental to owning Intellectual Property and licensing Intellectual Property to its Affiliates or other Subsidiaries and incidental to its status as a holding company, including maintaining its corporate existence and the existence of Intellectual Property rights), own any assets (other than ownership of Intellectual Property, Capital Securities of the Borrower and such immaterial assets as are incidental to its status as a holding company) or incur any liabilities (other than the Obligations under the Loan Documents including ongoing patent maintenance fees in Australia and any royalties or payments required to be made under the IP Licensing Arrangements and such immaterial liabilities as are incidental to its status as a holding company).

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(c) Unilife Cross Farm LLC shall not have any operations (other than such operations as are incidental to owning real property, including maintaining its corporate existence and the existence of Intellectual Property rights), own any assets (other than real property, the Metro Bank Reserve Account and such immaterial assets as are incidental to owning real property) or incur any liabilities (other than the Obligations under the Loan Documents, the obligations under the Metro Bank Reserve Account, obligations under the first priority Metro Bank Mortgage Loans and the Pennsylvania Loan and such immaterial liabilities as are incidental to owning real property).

(d) Unilife France shall remain dormant and shall not have any operations, own any assets or incur any liabilities.

SECTION 8.17 [***]. [***].

ARTICLE IX

EVENTS OF DEFAULT

SECTION 9.1 Listing of Events of Default. Each of the following events or occurrences described in this Article IX shall constitute an “Event of Default”.

(a) Non-Payment of Obligations. The Borrower shall default in the payment or prepayment when due of (i) any principal of or interest on any Loan, or (ii) any fee described in Article III or any other monetary Obligation, and in the case of clause (ii) such default shall continue unremedied for a period of two Business Days after such amount was due.

(b) Breach of Warranty. Any representation or warranty made or deemed to be made by Holdings, the Borrower or any of the Subsidiaries in any Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made or deemed to have been made in any material respect.

(c) Non-Performance of Certain Covenants and Obligations.Holdings, the Borrower or any Subsidiary shall default in the due performance or observance of any of its obligations under Section 5.26, Section 5.27, Section 5.28, Section 5.29, Section 7.1, Section 7.7, or Article VIII.

(d) [Reserved].

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(e) Non-Performance of Other Covenants and Obligations. Holdings, the Borrower or any Subsidiary shall default in the due performance and observance of any other covenant, obligation or agreement contained in any Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after the earlier to occur of (i) notice thereof given to the Borrower by the Lender or (ii) the date on which Holdings, the Borrower or any Subsidiary has knowledge of such default.

(f) Default on Other Indebtedness. Holdings, the Borrower or any Subsidiary shall fail to pay any amount when due (subject to any applicable grace period), whether by acceleration or otherwise, of any principal or stated amount of, or interest or fees on, any Indebtedness of Holdings, the Borrower or any of the Subsidiaries having a principal or stated amount, individually or in the aggregate, in excess of $[***], or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become due and payable or to require such Indebtedness to be prepaid, redeemed, purchased or defeased, or require an offer to purchase or defease such Indebtedness to be made, prior to its expressed maturity.

(g) Judgments. Any judgment or order for the payment of money individually or in the aggregate in excess of $[***] (exclusive of any amounts fully covered by insurance (less any applicable deductible) and as to which the insurer has acknowledged its responsibility to cover such judgment or order) shall be rendered against Holdings, the Borrower or any of the Subsidiaries and such judgment shall not have been vacated or discharged or stayed or bonded pending appeal within 30 days after the entry thereof or enforcement proceedings shall have been commenced by any creditor upon such judgment or order.

(h) Change in Control. Any Change in Control shall occur.

(i) Bankruptcy, Insolvency, Etc. Holdings, the Borrower or any of the Subsidiaries shall

(i) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness generally to pay, debts as they become due;

(ii) apply for, consent to, or acquiesce in the appointment of a trustee, receiver, sequestrator or other custodian for any substantial part of the property of any thereof, or make a general assignment for the benefit of creditors;

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(iii) in the absence of such application, consent or acquiescence in or permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days; provided that Holdings, the Borrower and each Subsidiary hereby expressly authorizes the Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents;

(iv) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding, in respect thereof, and, if any such case or proceeding is not commenced by Holdings, the Borrower or any Subsidiary, such case or proceeding shall be consented to or acquiesced in by Holdings, the Borrower or such Subsidiary, as the case may be, or shall result in the entry of an order for relief or shall remain for 60 days undismissed; provided that Holdings, the Borrower and each Subsidiary hereby expressly authorizes the Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents; or

(v) take any action authorizing, or in furtherance of, any of the foregoing.

(j) Insolvency Event. An Insolvency Event occurs with respect to any Australian Subsidiary.

(k) Impairment of Security, Etc. Any Loan Document or any Lien granted thereunder shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of Holdings, the Borrower or any Subsidiary thereto; Holdings, the Borrower, any Subsidiary or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or, except as permitted under any Loan Document, any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien.

(l) Key Permit Events. Any Key Permit or any of Holdings’, the Borrower’s or any Subsidiary’s material rights or interests thereunder is terminated or amended in any manner adverse to Holdings, the Borrower or any Subsidiary in any material respect; provided, however, the foregoing shall not apply to any Key Permit the Borrower allows to lapse for Products that are not material to the Credit Obligors and the Credit Obligors no longer market or sell and have determined, in their reasonable business judgment, not to continue to market or sell.

(m) Material Adverse Change. Any circumstance occurs that could reasonably be expected to have a Material Adverse Effect.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(n) [***]. [***].

(o) Regulatory Matters. If any of the following occurs: (i) the FDA, CMS, EMA or any other Governmental Authority (A) issues a letter or other communication asserting that any Product lacks a required Regulatory Authorization, (B) initiates an enforcement action against, or issues a warning letter or takes any other action with respect to, Holdings, the Borrower or any of the Subsidiaries, or any of their Products or the manufacturing facilities therefor, that causes Holdings, the Borrower or such Subsidiary to discontinue marketing or withdraw any of its Products, or causes a delay in the manufacture or offering of any of its Products, which discontinuance, withdrawal or delay could reasonably be expected to last for more than 45 days, or (C) withdraws, or requires the withdrawal of, any Product for safety or effectiveness reasons, or otherwise imposes restrictions on the distribution or use of any Product, which restrictions on distribution or use would reasonably be expected to significantly impact commercial sales of such Product; (ii) a recall which could reasonably be expected to result in liability to the Borrower and the Subsidiaries in excess of $[***]; or (iii) the Borrower or any of the Subsidiaries enters into a settlement agreement with the FDA, CMS, EMA or any other Governmental Authority that results in aggregate liability as to any single or related series of transactions, incidents or conditions in excess of $[***].

(p) Covered Agreements. [***].

SECTION 9.2 Action if Bankruptcy. If any Event of Default described in clauses (i) through (iv) of Section 9.1(i) or Section 9.1(j) with respect to the Borrower shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of the Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand to any Person.

SECTION 9.3 Action if Other Event of Default. If any Event of Default (other than any Event of Default described in clauses (i) through (iv) of Section 9.1(i) or Section 9.1(j)) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Lender may, by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of the Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and the Commitments shall terminate.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ARTICLE X

MISCELLANEOUS PROVISIONS

SECTION 10.1 Waivers, Amendments, Etc. The provisions of each Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Lender and the Borrower. No failure or delay on the part of the Lender in exercising any power or right under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on Holdings, the Borrower or any of the Subsidiaries in any case shall entitle it or any of them to any notice or demand in similar or other circumstances. No waiver or approval by the Lender under any Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

SECTION 10.2 Notices; Time. All notices and other communications provided under any Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted, if to the Borrower or the Lender, to the applicable Person at its address or facsimile number set forth on Schedule 10.2 hereto, or at such other address or facsimile number as may be designated by such party in a notice to the other parties, and a copy of all notices shall be given by email at the email address for a party set forth therein, if any, or at such other email address as designated by such party to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter. Unless otherwise indicated, all references to the time of a day in a Loan Document shall refer to New York City time.

SECTION 10.3 Payment of Costs and Expenses. The Borrower agrees to pay on demand all expenses of the Lender (including the fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Lender, and of local counsel, if any, who may be retained by or on behalf of the Lender) in connection with:

(a) the negotiation, preparation, execution and delivery of each Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to any Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated;

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(b) the filing or recording of any Loan Document (including any financing statements) and all amendments, supplements, amendment and restatements and other modifications to any thereof, searches made following the Closing Date in jurisdictions where financing statements (or other documents evidencing Liens in favor of the Lender) have been recorded and any and all other documents or instruments of further assurance required to be filed or recorded by the terms of any Loan Document; and

(c) the preparation and review of the form of any document or instrument relevant to any Loan Document.

The Borrower also agrees to reimburse the Lender upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys’ fees and legal expenses of counsel to the Lender) incurred by the Lender in connection with (x) the negotiation of any restructuring or “work-out” with the Borrower, whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

SECTION 10.4 Indemnification. In consideration of the execution and delivery of this Agreement by the Lender, the Borrower hereby indemnifies, agrees to defend, exonerates and holds the Lender (as agent or lender), ROS, any “Receiver” (as defined in any Australian Security Document), any “Attorney” (as defined in any Australian Security Document) and each of its officers, directors, employees and agents (collectively, the “Indemnified Parties”) free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities, obligations and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys’ and professionals’ fees and disbursements, whether incurred in connection with actions between the parties hereto or the parties hereto and third parties (collectively, the “Indemnified Liabilities”), including, without limitation, Indemnified Liabilities arising out of or relating to (i) the entering into and performance of any Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Lender pursuant to Article V not to fund any Loan), (ii) a Credit Obligor failing to pay or perform the Obligations on time, (iii) an Insolvency Event in relation to a Credit Obligor, (iv) any Obligations (or money which would be Obligations if it were recoverable) not being recoverable from a Credit Obligor, or a liability or obligation to pay any Obligations not being enforceable against a Credit Obligor, (v) enforcing a Loan Document, or exercising, enforcing or protecting a Power, or attempting to do so, (vi) maintaining, preserving or protecting any collateral secured by any Loan Document, (vii) an indemnity given by the Lender (as agent or lender) or ROS to a Receiver or administrator of a Credit Obligor, and (viii) any Environmental Liability, but excluding any Indemnified Liabilities for any Indemnified Party to the extent that they arise from such Indemnified Party’s gross negligence or willful misconduct. If and to the extent that the foregoing indemnification may be unenforceable for any reason, the Borrower agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. This Section 10.4 shall not apply with respect to Taxes other than any Taxes that represent actions, causes of action, suits, losses, costs, liabilities, obligations and damages and expenses arising from any third party claim or other non-Tax claim.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 10.5 Survival. The obligations of the Borrower under Section 4.1, Section 4.2, Section 4.3, Section 10.3 and Section 10.4, shall in each case survive any assignment by the Lender and the occurrence of the Credit Agreement Termination Date and the Termination Date. The representations and warranties made by the Borrower in each Loan Document shall survive the execution and delivery of such Loan Document.

SECTION 10.6 Severability. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 10.7 Headings. The various headings of each Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of such Loan Document or any provisions thereof.

SECTION 10.8 Execution in Counterparts, Effectiveness, Etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and the Lender, shall have been received by the Lender. Delivery of an executed counterpart of a signature page to this Agreement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 10.9 Governing Law; Entire Agreement. EACH LOAN DOCUMENT (OTHER THAN THE AUSTRALIAN SECURITY DOCUMENTS) AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT CONTEMPLATED HEREBY AND THEREBY (OTHER THAN THE AUSTRALIAN SECURITY DOCUMENTS) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). The Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 10.10 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrower may not, directly or indirectly, assign or transfer its rights or obligations hereunder without the consent of the Lender; provided, further, that the Lender may not, directly or indirectly, assign or transfer its rights or obligations hereunder or under the other Loan Documents to a Restricted Assignee or any Person that controls a Restricted Assignee without the prior written consent of the Borrower, not to be unreasonably withheld or delayed, except such consent shall not be required in the case that an Event of Default has occurred and is continuing.

SECTION 10.11 Other Transactions. Nothing contained herein shall preclude the Lender, from engaging in any transaction, in addition to those contemplated by the Loan Documents, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

SECTION 10.12 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE BORROWER IN CONNECTION HEREWITH OR THEREWITH SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE LENDER’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 10.2. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.

SECTION 10.13 Waiver of Jury Trial. THE LENDER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE BORROWER IN CONNECTION THEREWITH. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THE LOAN DOCUMENTS.

SECTION 10.14 Confidential Information. Subject to the provisions of Section 10.15, at all times prior to the second anniversary of the Credit Agreement Termination Date, the Receiving Party shall keep confidential and shall not publish or otherwise disclose any Confidential Information furnished to it by the Disclosing Party, except to those of the Receiving Party’s employees, advisors or consultants’ who have a need to know such information to assist such Party in the performance of such Party’s obligations or in the exercise of such Party’s rights hereunder and who are subject to reasonable obligations of confidentiality (collectively, “Recipients”). Notwithstanding anything to the contrary set forth herein, (a) the Lender may disclose this Agreement and the terms and conditions hereof and any information related hereto, to (i) its Affiliates, (ii) potential and actual assignees of any of the Lender’s rights hereunder and (iii) potential and actual investors in, or lenders to, the Lender (including, in each of the foregoing cases, such Person’s employees, advisors or consultants); provided that in each case, each such Recipient shall be subject to reasonable obligations of confidentiality; and (b) the Borrower may disclose this Agreement and the terms and conditions hereof and information related hereto to the extent that this Agreement, such terms, condition or information, as applicable, are publicly available on the U.S. Securities and Exchange Commission EDGAR website, to potential or actual permitted acquirers or assignees, collaborators and other (sub)licensees, permitted subcontractors, investment bankers, investors, lenders (including, in each of the foregoing cases, such Person’s employees, advisors or consultants who have a need to receive and review such information); provided that in each

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

case, each such Recipient shall be subject to reasonable obligations of confidentiality. In addition to the foregoing, the Receiving Party may disclose Confidential Information belonging to the Disclosing Party to the extent (and only to the extent) such disclosure is reasonably necessary in order to comply with applicable laws (including any securities law or regulation or the rules of a securities exchange) and with judicial process, if in the reasonable opinion of the Receiving Party’s counsel, such disclosure is necessary for such compliance, provided that the Receiving Party (x) will only disclose those portions of the Confidential Information that are necessary or required to be so disclosed, and (y) will notify the Disclosing Party of the Receiving Party’s intent to make any disclosure pursuant thereto sufficiently prior to making such disclosure so as to allow the Disclosing Party time to take whatever action it may deem appropriate to protect the confidentiality of the information to be disclosed.

SECTION 10.15 Exceptions to Confidentiality. The Receiving Party’s obligations set forth in this Agreement shall not extend to any Confidential Information of the Disclosing Party:

(a) that is or hereafter becomes part of the public domain (other than as a result of a disclosure by the Receiving Party or its Recipients in violation of this Agreement);

(b) that is received from a Third Party without restriction on disclosure and without, to the knowledge of the Receiving Party, breach of any agreement between such Third Party and the Disclosing Party;

(c) that the Receiving Party can demonstrate by competent evidence was already in its possession without any limitation on disclosure prior to its receipt from the Disclosing Party;

(d) that is generally made available to third parties by the Disclosing Party without restriction on disclosure; or

(e) that the Receiving Party can demonstrate by competent evidence was independently developed by the Receiving Party without use of or reference to the Confidential Information.

[Signature Page Follows]

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

UNILIFE MEDICAL SOLUTIONS, INC., as the Borrower

By:	/s/ Alan Shortall
Name: Alan Shortall
Title: Chairman and CEO

ROS ACQUISITION OFFSHORE LP, as the Lender By OrbiMed Advisors, LLC, its investment manager

By:	/s/ Sven Borho
Name: Sven Borho
Title: Managing Member

Signature Page to Credit Agreement

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

EXHIBIT A

FORM OF PROMISSORY NOTE

Up to $60,000,000	March 12, 2014

FOR VALUE RECEIVED, UNILIFE MEDICAL SOLUTIONS, INC., a Delaware corporation (the “Borrower”), hereby promises to pay to the order of ROS ACQUISITION OFFSHORE LP, a Cayman Islands exempted limited partnership (together with its Affiliates, successors, transferees and assigns, the “Lender”), on the Maturity Date the principal sum of FORTY MILLION DOLLARS ($40,000,000) or, if Delayed Draw Loans in the aggregate principal amount of $20,000,000 are made to the Borrower, SIXTY MILLION DOLLARS ($60,000,000) or, in each case if less, the aggregate unpaid principal amount of the Loans (and any continuation thereof) made (or continued) by the Lender pursuant to the Credit Agreement, dated as of March 12, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between the Borrower and the Lender. Unless otherwise defined herein or the context otherwise requires, terms used in this Note have the meanings provided in the Credit Agreement.

The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity upon demand, until paid in full, at the rates per annum and on the dates specified in the Credit Agreement, as well as any other amounts that may be due to the Lender upon maturity (whether by acceleration or otherwise) under or in respect of this Note.

Payments of both principal and interest are to be made in U.S. Dollars in same day or immediately available funds to the account designated by the Lender.

This Note is referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security and guarantee for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of the unpaid principal amount of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Any prepaid principal of this Note may not be reborrowed.

All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

[ Signature Page Follows ]

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

UNILIFE MEDICAL SOLUTIONS, INC.

By:
Name: Title:

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

EXHIBIT B

FORM OF LOAN REQUEST

[DATE]

ROS Acquisition Offshore LP

C/O Walkers Corporate Services Limited

Walker House, 87 Mary Street

George Town, Grand Cayman KY 1-9005, Cayman Islands

Attention: Board of Directors

with a copy to:

OrbiMed Advisors LLC

601 Lexington Avenue, 54th Floor

New York, NY 10022

Attention: Tadd Wessel and Matthew Rizzo

Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement, dated as of [•], 2014 (as amended, supplemented or otherwise modified from time to time and in effect on the date hereof, the “Credit Agreement”), by and between UNILIFE MEDICAL SOLUTIONS, INC., a Delaware corporation (the “Borrower”), and ROS ACQUISITION OFFSHORE LP, a Cayman Islands exempted limited partnership (together with its Affiliates, successors, transferees and assignees, the “Lender”).

Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

Pursuant to the provisions of Section 2.2 of the Credit Agreement, the Borrower hereby requests [an Initial ][a Delayed Draw ]Loan of $[] to be made on             , 201     (the “Proposed Disbursement Date”), which Loan shall be evidenced by that certain Promissory Note dated as of [ ], 2014 in the aggregate original principal amount of up to $60,000,000.00.

The undersigned hereby represent(s) and warrant(s) to the Lender that:

(a) the proceeds of the proposed Loan are to be used for the purposes set forth in Section 7.7 of the Credit Agreement;

(b) bank account details and wire transfer instructions for disbursement of the proceeds of the proposed Loan are set forth on Schedule A hereto (and Lender is hereby directed to disburse the proceeds of the proposed Loan to the recipients and in the amounts set forth on Schedule A);

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(c) no Default has occurred and is continuing or would result from the proposed Loan;

(d) all conditions required to be satisfied, as set forth in Article V of the Credit Agreement, as applicable, as of the Proposed Disbursement Date for the making of the Loan requested hereby have been, and are, fully satisfied; and

(e) the representations and warranties contained in Article VI of the Credit Agreement and in the other Loan Documents are true and correct in all respects (in the case of any representation or warranty qualified by materiality or Material Adverse Effect) or in all material respects (in the case of any representation or warranty not qualified by materiality or Material Adverse Effect), before and after giving effect to the making of the proposed Loan and to the application of the proceeds thereof, as though made on and as of the date hereof.

The officer signing below is an Authorized Officer of the undersigned and is authorized to request the Loan contemplated hereby and issue this Loan Request on behalf of the undersigned.

[ Signature Page Follows ]

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

Very truly yours,

UNILIFE MEDICAL SOLUTIONS, INC., as the Borrower

By:
Name: [•] Title: [•]

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

Schedule A

Disbursement / Wire Instructions

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

UNILIFE MEDICAL SOLUTIONS, INC.

COMPUTATION DATE:                  , 201

This Compliance Certificate (this “Certificate”) is delivered pursuant to [Section 5.8][Section 7.1(d)] of the Credit Agreement, dated as of [•], 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between UNILIFE MEDICAL SOLUTIONS, INC., a Delaware corporation (the “Borrower”), and ROS ACQUISITION OFFSHORE, LP, a Cayman Islands exempted limited partnership (together with its Affiliates, successors, transferees and assignees, the “Lender”). Unless otherwise defined herein or the context otherwise requires, terms used in this Certificate have the meanings provided in the Credit Agreement.

This Certificate relates to the [calendar month][Fiscal Quarter][Fiscal Year] commencing on                  , 201     and ending on                  , 201     (such latter date being the “Computation Date”).

The undersigned is duly authorized to execute and deliver this Certificate on behalf of the Borrower. By executing this Certificate, the undersigned hereby certifies to the Lender that as of the Computation Date:

(a) [Attached hereto as Annex I are (i) unaudited reports of the Liquidity of the Borrower at the end of such calendar month and (ii) beginning with the calendar month of February 2014, unaudited reports of the Liquidity of the Borrower for the corresponding calendar month in the preceding Fiscal Year, in comparative form.]1

[Attached hereto as Annex I are an unaudited consolidated balance sheet of Holdings, the Borrower and the Subsidiaries as of the end of such Fiscal Quarter, consolidated statements of income and cash flow of Holdings, the Borrower and the Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter and the Revenue Base for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, and including (in each case) in comparative form the figures for the corresponding Fiscal Quarter in, and the year to date portion of, the immediately preceding Fiscal Year, certified as complete and correct by the chief financial or accounting Authorized Officer of the Borrower (subject to normal year-end audit adjustments).]2

[Attached hereto as Annex I are (i) a copy of the consolidated balance sheet of Holdings, the Borrower and the Subsidiaries, and the related consolidated statements of income and cash flow of Holdings, the Borrower and the Subsidiaries for such Fiscal

[1]	INCLUDE FOR MONTHLY FINANCIAL DELIVERABLES.
[2]	INCLUDE FOR QUARTERLY FINANCIAL DELIVERABLES.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year, audited (without any Impermissible Qualification) by independent public accountants acceptable to the Lender, which shall include a calculation of the financial covenants set forth in Section 8.4 of the Credit Agreement and stating that, in performing the examination necessary to deliver the audited financial statements of Holdings, no knowledge was obtained of any Event of Default, and (ii) the Revenue Base for the Fiscal Quarter then ending and such Fiscal Year and including in comparative form the figures for the corresponding Fiscal Quarter in the immediately preceding Fiscal Year and the immediately preceding Fiscal Year.]3

(b) The financial statements delivered with this Certificate in accordance with Section 7.1(a), (b) and (c) of the Credit Agreement fairly present in all material respects the financial condition of Holdings, the Borrower and the Subsidiaries (subject to the absence of footnotes and to normal year-end audit adjustments in the case of unaudited financial statements).

(c) [Attached hereto as Annex II is/are (i) a list of the applications for the registration of any Intellectual Property Collateral filed with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof by any Credit Obligor or any of its agents, employees, designees or licensees subsequent to the date of the most recent Compliance Certificate submitted by the undersigned pursuant to Section 7.1(d) of the Credit Agreement, and (ii) executed [Patent Security Agreement], [Trademark Security Agreement], and/or [Copyright Security Agreement], in the form(s) attached to the Security Agreement, relating to an interest in any Intellectual Property obtained by any Credit Obligor or a Credit Obligor filing (or any of its agents, employees, designees or licensees filing on behalf of a Credit Obligor) an application for the registration of any Intellectual Property Collateral (as defined in the Security Agreement) subsequent to the date of the most recent Compliance Certificate submitted by the undersigned pursuant to Section 7.1(d) of the Credit Agreement and any other document reasonably required to evidence the Lender’s interest in any part of such item of Intellectual Property in connection with the obligations of the Borrowers under Sections 4.5(c) and 4.5(e) of the Security Agreement.]4

(d) As of the Computation Date, Holdings, the Borrower and the Subsidiaries are in compliance in all respects with the financial covenants set forth in Section 8.4 of the Credit Agreement. Set forth on Attachment 1 hereto are calculations showing compliance with such financial covenants as of the Computation Date.

(e) No Default has occurred and is continuing [except as set forth on Attachment [2] hereto, which includes a description of the nature and period of existence of such Default and what action Holdings, the Borrower or any of the Subsidiaries has taken, is taking, or proposes to take with respect thereto].

[3]	INCLUDE FOR ANNUAL FINANCIAL DELIVERABLES.
[4]	INCLUDE FOR QUARTERLY FINANCIAL DELIVERABLES. ALSO REQUIRED 45 DAYS AFTER THE END OF EACH FISCAL YEAR.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(f) Subsequent to the date of the most recent Compliance Certificate submitted by the undersigned pursuant to Section 7.1(d) of the Credit Agreement, none of Holdings, the Borrower or any Subsidiary has formed or acquired any new Subsidiary [except as set forth on Attachment [2] hereto, in which case such new Subsidiary has complied with the requirements of Section 7.8 of the Credit Agreement].

(g) Subsequent to the date of the most recent Compliance Certificate submitted by the undersigned pursuant to Section 7.1(d) of the Credit Agreement, none of Holdings, the Borrower or any Subsidiary has acquired any ownership interest in any real property [except as set forth on Attachment [2] hereto, in which case the Borrower has complied with the requirements of Section 7.8 of the Credit Agreement with respect to such real property].

[ Signature Page Follows ]

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered, and the certification and warranties contained herein to be made, by its chief financial or accounting Authorized Officer as of the date first above written.

UNILIFE MEDICAL SOLUTIONS, INC.

By:
Name:
Title:

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

[Annex 1]

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

[Annex 2]

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

[Attachment 1]

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

[Attachment 2]

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

EXHIBIT D

FORM OF GUARANTEE

This GUARANTEE, dated as of March 12, 2014 (as amended, supplemented or otherwise modified from time to time, this “Guarantee”), is made by UNILIFE CORPORATION, a Delaware corporation (“Holdings”), Unilife Cross Farm LLC, a Delaware limited liability company (“Cross Farm”), UNILIFE MEDICAL SOLUTIONS PTY LIMITED, a company registered in South Australia with ACN 008 071 403 (“Solutions”) and UNITRACT SYRINGE PTY LTD, a company registered in Western Australia with ACN 101 059 723 (“Syringe”); and together with Holdings, Cross Farm and Solutions and any additional Persons named pursuant to Section 5.5, each a “Guarantor” and collectively the “Guarantors”), in favor of ROS ACQUISITION OFFSHORE LP, a Cayman Islands exempted limited partnership (together with its Affiliates, successors, transferees and assignees, “ROS Acquisition”) and ROYALTY OPPORTUNITIES S.À R.L, a Luxembourg société à responsabilité limitée (together with its Affiliates, successors, transferees and assignees, “ROS”, and together with ROS Acquisition, the “Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, dated as of March 12, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between Unilife Medical Solutions, Inc., a Delaware corporation (the “Borrower”) and ROS Acquisition, ROS Acquisition has extended a Commitment to make Loans to the Borrower; and

WHEREAS, as a condition precedent to the making of the Initial Loan under the Credit Agreement, the Guarantors are required to execute and deliver this Guarantee;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce ROS Acquisition to make the Loans to the Borrower and to enter into and to make other financial accommodations to the Obligors under the Loan Documents, each Guarantor hereby agrees, for the benefit of the Lender, as follows.

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Guarantee, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Borrower” is defined in the first recital.

“Credit Agreement” is defined in the first recital.

“Guarantor” is defined in the preamble.

“Guarantee” is defined in the preamble.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“Lender” is defined in the preamble.

“Obligor” is defined in Section 2.1(a).

“ROS” is defined in the preamble.

“ROS Acquisition” is defined in the preamble.

SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guarantee, including its preamble and recitals, have the meanings provided in the Credit Agreement.

SECTION 1.3. Interpretation SECTION 1.4. . The provisions of Section 1.5 of the Credit Agreement are incorporated in, and apply to, this Guarantee as if set out in full with any necessary amendments.

ARTICLE II

GUARANTEE PROVISIONS

SECTION 2.1. Guarantee. Each Guarantor jointly and severally, absolutely, unconditionally and irrevocably:

(a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, and performance of all Obligations of Holdings, the Borrower and the Subsidiaries party to any Loan Document (each, an “Obligor”) now or hereafter existing, whether for principal, interest (including interest accruing at the then applicable default rate as provided in Section 3.4 of the Credit Agreement, whether or not a claim for post-filing or post-petition interest is allowed under applicable law following the institution of a proceeding under bankruptcy, insolvency or similar laws), fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. §362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. §502(b) and §506(b)) and includes money and amounts which a Person would be liable to pay but for an Insolvency Event in respect of that Person; and

(b) indemnifies and holds harmless the Lender for any and all costs and expenses (including the reasonable fees and out-of-pocket expenses of counsel to the Lender) incurred by the Lender in enforcing any rights under this Guarantee, except to the extent such amounts arise or are incurred as a consequence of the Lender’s own gross negligence or willful misconduct;

provided, that each Guarantor (other than an Australian Subsidiary) shall only be liable under this Guarantee for the maximum amount of such liability that can be hereby incurred without rendering this Guarantee, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guarantee constitutes a guarantee of payment when due as if the Guarantor was the principal obligor and

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that the Lender exercise any right, assert any claim or demand or enforce any remedy whatsoever against such Guarantor or any other Person before or as a condition to the obligations of such Guarantor becoming due hereunder. This agreement to immediate recourse (and associated waiver) applies irrespective of any law or any provision of a Loan Document to the contrary.

SECTION 2.2. Reinstatement, Etc. Each Guarantor agrees that this Guarantee shall continue to be effective or be reinstated (including on or after the Termination Date), as the case may be, if at any time any payment (in whole or in part) of, or any transaction relating to, any of the Obligations is invalidated, declared to be fraudulent or preferential, set aside, rescinded, void, voidable, unenforceable or defective for any reason or must otherwise be restored by the Lender, including upon the occurrence of any Event of Default set forth in Sections 9.1(i) or 9.1(j) of the Credit Agreement or otherwise, all as though such payment had not been made. This Section 2.2 survives any termination or full or partial discharge or release of any Loan Document.

SECTION 2.3. Guarantee Absolute, Etc. This Guarantee shall in all respects be a continuing, absolute, unconditional and irrevocable guarantee of payment, and shall remain in full force and effect until (unless reinstated pursuant to Section 2.2 above) the Termination Date has occurred. Each Guarantor guarantees that the Obligations shall be paid strictly in accordance with the terms of each Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The liability of each Guarantor under this Guarantee shall be absolute, unconditional and irrevocable irrespective of:

(a) any lack of validity, legality or enforceability of any Loan Document;

(b) the failure of the Lender (i) to assert any claim or demand or to enforce any right or remedy against such Guarantor or any other Person (including any other guarantor) under the provisions of any Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor (including such Guarantor and any other Guarantor) of, or collateral securing, any Obligations;

(c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligation, or any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

(d) any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim (other than a defense of payment or performance), recoupment or termination whatsoever by reason of the invalidity, illegality, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(e) any addition, exchange or release of any collateral, or of any Person that is (or will become) a guarantor of the Obligations, or any surrender or non-perfection of any collateral, or any amendment to, or waiver or release of, or addition to, or consent to or departure from, any other guarantee held by the Lender securing any of the Obligations;

(f) the occurrence of an Insolvency Event in respect of an Obligor or another Person or any judgment or order being obtained or made against, or the conduct of any proceedings by, an Obligor or another Person; or

(g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor, any surety or any guarantor (including any Guarantor).

SECTION 2.4. Setoff. Each Guarantor hereby irrevocably authorizes the Lender, without the requirement that any notice be given to such Guarantor (such notice being expressly waived by such Guarantor), upon the occurrence and during the continuance of any Event of Default, to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) each Guarantor hereby grants to the Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of such Guarantor then or thereafter maintained with or on behalf of the Lender. The Lender agrees to notify such Guarantor after any such set-off and application made by the Lender; provided, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which the Lender may have.

SECTION 2.5. Waiver, Etc. Each Guarantor waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guarantee and any requirement that the Lender protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against any Obligor or any other Person (including any Guarantor) or entity or any collateral securing the Obligations, as the case may be. This waiver applies irrespective of any law or any provision of a Loan Document to the contrary.

SECTION 2.6. Postponement of Subrogation, Etc. Each Guarantor agrees that it will not claim or exercise any rights which it may acquire by way of rights of subrogation under any Loan Document to which it is a party, nor shall such Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Obligor or Guarantor, in respect of any payment made under any Loan Document or otherwise, until following the Termination Date. Any amount paid to such Guarantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Lender and shall immediately be paid and turned over to the Lender in the exact form received by such Guarantor (duly endorsed in favor of the Lender, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 2.7; provided, that if such Guarantor has made payment to the Lender of all or any part of the Obligations and the Termination Date has occurred, then, at such Guarantor’s request, the Lender will, at the expense of such Guarantor, execute and deliver to such Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Guarantor

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

of an interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, such Guarantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor or Guarantor (or their successors or assigns, whether in connection with a bankruptcy proceeding, Liquidation or otherwise) to recover any amounts in respect of payments made under this Guarantee to the Lender.

SECTION 2.7. Payments; Application. Each Guarantor agrees that all obligations of such Guarantor hereunder shall be paid solely in U.S. Dollars to the Lender in immediately available funds, without set-off, counterclaim or other defense and in accordance with Sections 3.2, 4.3 and 4.4 of the Credit Agreement, free and clear of and without deduction for any Non-Excluded Taxes, such Guarantor hereby agreeing to comply with and be bound by the provisions of Sections 3.2, 4.3 and 4.4 of the Credit Agreement in respect of all payments and application of such payments made by it hereunder and the provisions of which Sections are hereby incorporated into and made a part of this Guarantee by this reference as if set forth herein; provided, that references to the “Borrower” in such Sections shall be deemed to be references to such Guarantor, and references to “this Agreement” in such Sections shall be deemed to be references to this Guarantee.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

In order to induce ROS Acquisition to enter into the Credit Agreement and make the Loans thereunder, each Guarantor represents and warrants to the Lender as set forth below.

SECTION 3.1. Credit Agreement Representations and Warranties. The representations and warranties contained in Article VI of the Credit Agreement and Article III of the Royalty Agreement, insofar as the representations and warranties contained therein are applicable to such Guarantor and its properties, are true and correct in all material respects as of the Closing Date and each Delayed Draw Closing Date, if applicable, each such representation and warranty set forth in such Articles (insofar as applicable as aforesaid) and all other terms of the Credit Agreement and the Royalty Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guarantee by this reference as though specifically set forth in this Article.

SECTION 3.2. Financial Condition, Etc. Each Guarantor has knowledge of the Borrower’s and each other Guarantor’s financial condition and affairs and has adequate means to obtain from each such Person on an ongoing basis information relating thereto and to each such Person’s ability to pay and perform the Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guarantee is in effect. Each Guarantor acknowledges and agrees that the Lender shall have no obligation to investigate the financial condition or affairs of the Borrower or any other Guarantor for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition or affairs of each such Person that might become known to the Lender at any time, whether or not the Lender knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor, or might (or does) materially increase the risk of such Guarantor as guarantor, or might (or would) affect the willingness of such Guarantor to continue as a guarantor of the Obligations.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 3.3. Best Interests. It is in the best interests, and for the commercial benefit, of each Guarantor to execute this Guarantee inasmuch as each Guarantor will, as a result of being an Affiliate of the Borrower, derive substantial direct and indirect benefits from the Loans made to the Borrower by ROS Acquisition pursuant to the Credit Agreement, and each Guarantor agrees that ROS Acquisition is relying on this representation in agreeing to make the Loans to the Borrower.

ARTICLE IV

COVENANTS, ETC.

SECTION 4.1. Covenants. Each Guarantor covenants and agrees that, at all times prior to the Termination Date, it will perform, comply with and be bound by all of the agreements, covenants and obligations contained in the Credit Agreement (including Articles VII and VIII of the Credit Agreement) and the Royalty Agreement (including Article IV of the Royalty Agreement) which are applicable to such Guarantor or its properties, each such agreement, covenant and obligation contained in the Credit Agreement and the Royalty Agreement and all other terms of the Credit Agreement and the Royalty Agreement to which reference is made in this Article, together with all related definitions and ancillary provisions, being hereby incorporated into this Guarantee by this reference as though specifically set forth in this Article.

ARTICLE V

MISCELLANEOUS PROVISIONS

SECTION 5.1. Loan Document. This Guarantee is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 5.2. Binding on Successors, Transferees and Assigns; Assignment. This Guarantee shall remain in full force and effect until, subject to Section 2.2, the Termination Date has occurred, shall be binding upon each Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Lender; provided, that such Guarantor may not (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of the Lender. Without limiting the generality of the foregoing, the Lender may assign or otherwise transfer (in whole or in part) its Commitment, the Note, the Loans and its other rights under the Loan Documents held by it to any other Person, and such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to the Lender under each Loan Document (including this Guarantee) or otherwise.

SECTION 5.3. Amendments, Etc. No amendment to or waiver of any provision of this Guarantee, nor consent to any departure by any Guarantor from its obligations under this Guarantee, shall in any event be effective unless the same shall be in writing and signed by the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 5.4. Notices. All notices and other communications provided for hereunder shall be given or made as set forth in Section 10.2 of the Credit Agreement.

SECTION 5.5. Additional Guarantors. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a “Guarantor” hereunder with the same force and effect as if it were originally a party to this Guarantee and named as a “Guarantor” hereunder. The execution and delivery of such supplement shall not require the consent of any other Guarantor hereunder, and the rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guarantee.

SECTION 5.6. No Waiver; Remedies. In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 5.7. Further Assurances. Each Guarantor agrees, upon the written request of the Lender, to execute and deliver to the Lender, from time to time, any additional instruments or documents deemed to be reasonably necessary by the Lender to cause this Guarantee to be, become or remain valid and effective in accordance with its terms.

SECTION 5.8. Section Captions. Section captions used in this Guarantee are for convenience of reference only and shall not affect the construction of this Guarantee.

SECTION 5.9. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guarantee or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 5.10. Governing Law, Entire Agreement, Etc. THIS GUARANTEE AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTEE OR ANY OTHER LOAN DOCUMENT (OTHER THAN THE AUSTRALIAN SECURITY DOCUMENTS) CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Guarantee, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect hereto.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 5.11. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTEE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER OR ANY GUARANTOR IN CONNECTION HEREWITH SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE LENDER’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE LENDER BY ACCEPTANCE OF THIS GUARANTEE AND EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 10.2 OF THE CREDIT AGREEMENT. THE LENDER BY ACCEPTANCE OF THIS GUARANTEE AND EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE LENDER BY ACCEPTANCE OF THIS GUARANTEE OR ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE LENDER BY ACCEPTANCE OF THIS GUARANTEE AND SUCH GUARANTOR, EACH ON ITS OWN BEHALF, HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTEE.

SECTION 5.12. Counterparts. This Guarantee may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Guarantee shall become effective when counterparts hereof executed on behalf of each Guarantor shall have been received by the Lender. Delivery of an executed counterpart of a signature page to this Guarantee by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Guarantee.

SECTION 5.13. Waiver of Jury Trial. THE LENDER BY ACCEPTANCE OF THIS GUARANTEE AND EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTEE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER OR ANY GUARANTOR IN CONNECTION HEREWITH. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THE LOAN DOCUMENTS.

[ Signature Page Follows ]

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, each Guarantor has caused this Guarantee to be duly executed and delivered by its Authorized Officer as of the date first above written.

EXECUTED as a deed by each Australian Subsidiary.

UNILIFE CORPORATION

By:
Name: Title:

UNILIFE CROSS FARM LLC

By:
Name: Title:

Executed by Unilife Medical Solutions Pty Limited in accordance with Section 127 of the Corporations Act 2001

Signature of director	Signature of director/company secretary (Please delete as applicable)

Name of director (print)	Name of director/company secretary (print)

Executed by Unitract Syringe Pty Ltd in accordance with Section 127 of the Corporations Act 2001

Signature of director	Signature of director/company secretary (Please delete as applicable)

Name of director (print)	Name of director/company secretary (print)

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ANNEX I

to Guarantee

SUPPLEMENT TO

GUARANTEE

This SUPPLEMENT, dated as of                  ,             (this “Supplement”), is to the Guarantee, dated as of March 12, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Guarantee”), by the Guarantors (such term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Guarantee) from time to time party thereto, in favor of ROS ACQUISITION OFFSHORE LP, a Cayman Islands exempted limited partnership (together with its Affiliates, successors, transferees and assignees, “ROS Acquisition”) and ROYALTY OPPORTUNITIES S.À R.L, a Luxembourg société à responsabilité limitée (collectively with ROS Acquisition, with their Affiliates, successors, transferees and assignees, the “Lender”).

W I T N E S S E T H :

WHEREAS, pursuant to a Credit Agreement, dated as of March 12, 2014 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and between Unilife Medical Solutions, Inc., a Delaware corporation (the “Borrower”) and ROS Acquisition, ROS Acqusition has extended a Commitment to make the Loans to the Borrower;

WHEREAS, pursuant to the provisions of Section 5.5 of the Guarantee, each of the undersigned is becoming a Guarantor under the Guarantee; and

WHEREAS, each of the undersigned desires to become a “Guarantor” under the Guarantee in order to induce the Lender to continue to extend Loans under the Credit Agreement and to make other financial accommodations to the Obligors under the Loan Documents;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of the Lender, as follows.

SECTION 1. Party to Guarantee, Etc. In accordance with the terms of the Guarantee, by its signature below, each of the undersigned hereby irrevocably agrees to become a Guarantor under the Guarantee with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Guarantee applicable to it as a Guarantor and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date. In furtherance of the foregoing, each reference to a “Guarantor” and/or “Guarantors” in the Guarantee shall be deemed to include each of the undersigned.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 2. Representations. Each of the undersigned Guarantors hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Guarantee constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. Full Force of Guarantee. Except as expressly supplemented hereby, the Guarantee shall remain in full force and effect in accordance with its terms.

SECTION 4. Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Guarantee.

SECTION 5. Governing Law, Entire Agreement, Etc. THIS SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Supplement, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter thereof and supersedes any prior agreements, written or oral, with respect thereto.

SECTION 6. Effective. This Supplement shall become effective when a counterpart hereof executed by the Guarantor shall have been received by the Lender. Delivery of an executed counterpart of a signature page to this Agreement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

[ Signature Page Follows ]

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name: Title:

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

EXHIBIT E

PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT, dated as of March 12, 2014 (as amended, supplemented or otherwise modified from time to time, this “Security Agreement”), is made by UNILIFE MEDICAL SOLUTIONS, INC., a Delaware corporation (the “Borrower”), UNILIFE CORPORATION, a Delaware corporation (“Holdings”), Unilife Cross Farm LLC, a Delaware limited liability company (“Cross Farm”), UNILIFE MEDICAL SOLUTIONS PTY LIMITED, a company registered in South Australia with ACN 008 071 403 (“Solutions”) and UNITRACT SYRINGE PTY LTD, a company registered in Western Australia with ACN 101 059 723 (“Syringe”; and together with the Borrower, Holdings, Cross Farm and Solutions, and any other entity that may become a party hereto as provided herein, each a “Grantor” and, collectively, the “Grantors”) in favor of ROS ACQUISITION OFFSHORE LP, a Cayman Islands exempted limited partnership (together with its successors, transferees and assignees, the “Lender”), for itself and as agent for ROYALTY OPPORTUNITIES S.À R.L, a Luxembourg société à responsabilité limitée (together with its successors, transferees and assignees, “ROS”) and the other parties to which the Grantors may owe any Obligations (together with the Lender and ROS, the “Secured Parties” and each, a “Secured Party”).

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between the Borrower and the Lender, the Lender has extended a Commitment to make Loans to the Borrower; and

WHEREAS, as a condition precedent to the making of the Initial Loan under the Credit Agreement and entering into the other Loan Documents, each Grantor is required to execute and deliver this Security Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees, for the benefit of the Lender, as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Borrower” is defined in the preamble.

“Collateral” is defined in Section 2.1.

“Collateral Accounts” is defined in Section 4.3(b).

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“Computer Hardware and Software Collateral” means (a) all of the Grantors’ computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware, including all operating system software, utilities and application programs in whatsoever form; (b) all software programs (including both source code, object code and all related applications and data files) designed for use on the computers and electronic data processing hardware described in clause (a) above; (c) all firmware associated therewith; (d) all documentation (including flow charts, logic diagrams, manuals, guides, specifications, training materials, charts and pseudo codes) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and (e) all rights with respect to all of the foregoing, including copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, improvements, error corrections, updates, additions or model conversions of any of the foregoing.

“Control Agreement” means an authenticated record in form and substance reasonably satisfactory to the Lender, that provides for the Lender to have “control” (as defined in the UCC) over certain Collateral.

“Copyright Collateral” means all copyrights of the Grantors, whether statutory or common law, whether registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of the Grantors’ rights, titles and interests in and to all copyrights registered in the United States Copyright Office or anywhere else in the world, including the copyrights referred to in Item A of Schedule V, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule V, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and Proceeds of suit, which are owned or licensed by the Grantors.

“Credit Agreement” is defined in the first recital.

“Distributions” means all dividends paid on Capital Securities, liquidating dividends paid on Capital Securities, shares (or other designations) of Capital Securities resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Capital Securities constituting Collateral.

“Filing Statements” is defined in Section 3.7(b).

“General Intangibles” means all “general intangibles” and all “payment intangibles”, each as defined in the UCC, and shall include all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations and all Intellectual Property Collateral (in each case, regardless of whether characterized as general intangibles under the UCC).

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“Grantor” and “Grantors” are defined in the preamble.

“[***]” has the meaning given such term in the [***].

“Intellectual Property Collateral” means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral, the Trade Secrets Collateral, Product Agreements and Regulatory Authorizations.

“Intercompany Note” means any promissory note evidencing loans made by any Grantor to any other Grantor.

“Investment Property” means, collectively, (a) all “investment property” as such term is defined in Section 9-102(a)(49) of the UCC and (b) whether or not constituting “investment property” as so defined, all Pledged Notes.

“Lender” is defined in the preamble.

“Patent Collateral” means:

(a) all of the Grantors’ (i) inventions and discoveries, whether patentable or not, and (ii) letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing and each patent and patent application referred to in Item A of Schedule III;

(b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

(c) all patent licenses, and other agreements providing any Grantor with the right to use any items of the type referred to in clauses (a) and (b) above, including each patent license referred to in Item B of Schedule III; and

(d) all Proceeds of, and rights associated with, the foregoing (including licenses, royalties income, payments, claims, damages and Proceeds of infringement suits) and the right to sue third parties for past, present or future infringements of any patent or patent application and for breach or enforcement of any patent license.

“Permitted Liens” means all Liens permitted by Section 8.3 of the Credit Agreement.

“Pledged Notes” means all promissory notes listed on Item J of Schedule II (as such schedule may be amended or supplemented from time to time), all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor.

“ROS” is defined in the preamble.

“Securities Act” is defined in Section 6.2(a).

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“Security Agreement” is defined in the preamble.

“Trade Secrets Collateral” means all of the Grantors’ common law and statutory trade secrets and all other confidential, proprietary or useful information, and all know-how obtained by or used in or contemplated at any time for use in the business of any Grantor (all of the foregoing being collectively called a “Trade Secret”), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in Schedule VI, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

“Trademark Collateral” means:

(a) (i) all of the Grantors’ trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired including those referred to in Item A of Schedule IV, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America, or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the “Trademarks”);

(b) all Trademark licenses for the grant by or to any Grantors of any right to use any Trademark, including each Trademark license referred to in Item B of Schedule IV; and

(c) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable clause (b);

(d) the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b); and

(e) all Proceeds of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 1.3. UCC Definitions. When used herein the terms “Account”, “Certificate of Title”, “Certificated Securities”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contract”, “Deposit Account”, “Document”, “Electronic Chattel Paper”, “Equipment”, “Goods”, “Instrument”, “Inventory”, “Letter-of-Credit Rights”, “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Securities Account”, “Security Entitlement”, “Supporting Obligations” and “Uncertificated Securities” have the meaning provided in Article 8 or Article 9, as applicable, of the UCC. “Letters of Credit” has the meaning provided in Section 5-102 of the UCC.

SECTION 1.4. Interpretation. . The provisions of Section 1.5 of the Credit Agreement are incorporated in, and apply to, this Agreement as if set out in full with any necessary amendments.

ARTICLE II

SECURITY INTEREST

SECTION 2.1. Grant of Security Interest. Each Grantor hereby grants to the Lender, for its benefit, a continuing security interest in all of such Grantor’s right, title and interest in and to the following property, whether now or hereafter existing, owned or acquired by such Grantor, and wherever located, (collectively, the “Collateral”):

(a) Accounts;

(b) Chattel Paper;

(c) Commercial Tort Claims listed on Item I of Schedule II (as such schedule may be amended or supplemented from time to time);

(d) Deposit Accounts;

(e) Documents;

(f) General Intangibles;

(g) Goods (including Goods held on consignment with third parties);

(h) Instruments;

(i) Investment Property;

(j) Letter-of-Credit Rights and Letters of Credit;

(k) Supporting Obligations;

(l) all books, records, writings, databases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section (collectively, “Collateral Records”);

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(m) all Proceeds of the foregoing and, to the extent not otherwise included, (A) all payments under insurance (whether or not the Lender is the loss payee thereof) in respect of Collateral and (B) all tort claims; and

(n) all other property and rights of every kind and description and interests therein.

Notwithstanding the foregoing, the term “Collateral” shall not include the following “Excluded Property”:

(i) any General Intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would (A) constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained, or (B) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder;

(ii) trademark applications filed in the United States Patent and Trademark Office on the basis of such Grantor’s “intent to use” such trademark, unless and until acceptable evidence of use of the Trademark has been filed with the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a Lien in such Trademark application prior to such filing would adversely affect the enforceability or validity of such Trademark application;

(iii) any asset, the granting of a security interest in which would be void or illegal under any applicable governmental law, rule or regulation, or pursuant thereto would result in, or permit the termination of, such asset;

(iv) any asset subject to a Permitted Lien (other than Liens in favor of the Lender) securing obligations permitted under the Credit Agreement to the extent that the grant of other Liens on such asset (A) would result in a breach or violation of, or constitute a default under, the agreement or instrument governing such Permitted Lien, (B) would result in the loss of use of such asset or (C) would permit the holder of such Permitted Lien to terminate the Grantor’s use of such asset;

(v) the accounts described in paragraphs (ii) and (iv) of the definition of Excluded Accounts; or

(vi) [***];

provided, that the property described in paragraphs (i), (iii) and (iv) above shall only be excluded from the term “Collateral” to the extent the conditions stated in such paragraphs are not rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC or any other applicable law and the term “Excluded Property” shall not include any proceeds, products, substitutions or replacements of Excluded Property (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Property).

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 2.2. Security for Obligations. This Security Agreement and the Collateral in which the Lender is granted a security interest hereunder by the Grantors secure the payment and performance of all of the Obligations.

SECTION 2.3. Grantors Remain Liable. Anything herein to the contrary notwithstanding:

(a) the Grantors will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of their duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

(b) the exercise by the Lender of any of its rights hereunder will not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

(c) the Lender will not have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Security Agreement, nor will the Lender be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 2.4. Distributions on Capital Securities; Payments on Pledged Notes. In the event that any (a) Distribution with respect to any Capital Securities or (b) payment with respect to any Pledged Notes, in each case pledged hereunder, is permitted to be paid (in accordance with Section 8.6 of the Credit Agreement), such Distribution or payment may be paid directly to the applicable Grantor. If any Distribution or payment is made in contravention of Section 8.6 of the Credit Agreement, such Grantor shall hold the same segregated and in trust for the Lender until paid to the Lender in accordance with Section 4.1.5.

SECTION 2.5. Security Interest Absolute, Etc. This Security Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest, and shall remain in full force and effect until the Termination Date. All rights of the Lender and the security interests granted to the Lender hereunder, and all obligations of the Grantors hereunder, shall, to the fullest extent permitted by applicable law, in each case, be absolute, unconditional and irrevocable irrespective of:

(a) any lack of validity, legality or enforceability of any Loan Document (other than this Security Agreement);

(b) the failure of the Lender (i) to assert any claim or demand or to enforce any right or remedy against Holdings, the Borrower or any of the Subsidiaries or any other Person (including any other Grantor) under the provisions of any Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor (including any other Grantor) of, or Collateral securing, any Obligations;

(c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligations;

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(d) any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives, until payment of all Obligations, any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

(e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

(f) any addition, exchange or release of any Collateral or of any Person that is (or will become) a Grantor (including the Grantors hereunder), or any surrender or non-perfection of any Collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by the Lender securing any of the Obligations; or

(g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of Holdings, the Borrower or any of the Subsidiaries, any surety or any guarantor.

SECTION 2.6. Postponement of Subrogation. Each Grantor agrees that it will not exercise any rights against another Grantor which it may acquire by way of rights of subrogation under any Loan Document to which it is a party until following the Termination Date. No Grantor shall seek or be entitled to seek any contribution or reimbursement from Holdings, the Borrower or any of the Subsidiaries, in respect of any payment made under any Loan Document or otherwise, until following the Termination Date. Any amount paid to any Grantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Lender and shall immediately be paid and turned over to the Lender in the exact form received by such Grantor (duly endorsed in favor of the Lender, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 6.1(b); provided that if such Grantor has made payment to the Lender of all or any part of the Obligations and the Termination Date has occurred, then at such Grantor’s request, the Lender will, at the expense of such Grantor, execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, such Grantor shall refrain from taking any action or commencing any proceeding against Holdings, the Borrower or any of the Subsidiaries (or their successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Security Agreement to the Lender.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

In order to induce the Lender to enter into the Credit Agreement and make the Loans thereunder, the Grantors represent and warrant to the Lender as set forth below.

SECTION 3.1. As to Capital Securities of the Subsidiaries, Investment Property.

(a) With respect to any U.S. Subsidiary of any Grantor that is

(i) a corporation, business trust, joint stock company or similar Person, all Capital Securities issued by such Subsidiary (including the Borrower) are duly authorized and validly issued, fully paid and non-assessable, and represented by a certificate or certificates; and

(ii) a partnership or limited liability company, no Capital Securities issued by such Subsidiary (A) are dealt in or traded on securities exchanges or in securities markets, (B) expressly provides that such Capital Securities is a security governed by Article 8 of the UCC or (C) is held in a Securities Account, except, with respect to this clause (a)(ii), Capital Securities (x) for which the Lender is the registered owner or (y) with respect to which the issuer has agreed in an authenticated record with such Grantor and the Lender to comply with any instructions of the Lender without the consent of such Grantor.

(b) Each Grantor has delivered all Certificated Securities constituting Collateral held by such Grantor in a Subsidiary (including the Borrower) on the Closing Date (or the date such Grantor becomes a party to this Security Agreement, as applicable) to the Lender, together with duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Lender.

(c) With respect to Uncertificated Securities constituting Collateral owned by any Grantor in a Subsidiary (including the Borrower) on the Closing Date (or the date such Grantor becomes a party to this Security Agreement, as applicable), such Grantor has caused the issuer thereof either to (i) register the Lender as the registered owner of such security or (ii) agree in an authenticated record with such Grantor and the Lender that such issuer will comply with instructions with respect to such security originated by the Lender without further consent of such Grantor.

(d) The percentage of the issued and outstanding Capital Securities of each Subsidiary (including the Borrower) pledged on the Closing Date by each Grantor hereunder is as set forth on Schedule I. All shares of such Capital Securities have been duly and validly issued and are fully paid and nonassessable.

(e) Each of the Intercompany Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 3.2. Grantor Name, Location, Etc. In each case as of the date hereof:

(a) (i) The jurisdiction in which each Grantor is located for purposes of Sections 9-301 and 9-307 of the UCC and (ii) the address of each Grantor’s executive office and principal place of business is set forth in Item A of Schedule II.

(b) The Grantors do not have any trade names other than those set forth in Item C of Schedule II hereto.

(c) During the twelve months preceding the date hereof (or preceding the date such Grantor becomes a party to this Security Agreement, as applicable), no Grantor has been known by any legal name different from the one set forth on the signature page hereto, nor has such Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item D of Schedule II hereto.

(d) Each Grantor’s federal taxpayer identification number (or foreign equivalent) is (and, during the twelve months preceding the date hereof, such Grantor has not had a federal taxpayer identification number (or equivalent) different from that) set forth in Item E of Schedule II hereto.

(e) No Grantor is a party to any federal, state or local government contract except as set forth in Item F of Schedule II hereto.

(f) No Grantor maintains any Deposit Accounts, Securities Accounts or Commodity Accounts with any Person, in each case, except as set forth on Item G of Schedule II.

(g) No Grantor is the beneficiary of any Letters of Credit, except as set forth on Item H of Schedule II.

(h) No Grantor has Commercial Tort Claims except as set forth on Item I of Schedule II.

(i) The name set forth on the signature page attached hereto is the true and correct legal name (as defined in the UCC) of each Grantor.

SECTION 3.3. Ownership, No Liens, Etc. Each Grantor owns its Collateral free and clear of any Lien, except for any security interest (a) created by this Security Agreement and (b) Permitted Liens. No effective UCC financing statement or other filing similar in effect covering all or any part of the Collateral is on file in any recording office, except those filed in favor of the Lender relating to this Security Agreement, Permitted Liens or as to which a duly authorized termination statement relating to such UCC financing statement or other instrument has been delivered to the Lender on the Closing Date.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 3.4. Possession of Inventory, Control, Etc.

(a) Each Grantor has, and agrees that it will maintain, exclusive possession of its Documents, Instruments, Promissory Notes, Goods, Equipment and Inventory, other than (i) Equipment and Inventory that is in transit in the ordinary course of business, (ii) Equipment and Inventory that in the ordinary course of business is in the possession or control of a warehouseman, bailee agent or other Person (other than a Person controlled by or under common control with such Grantor) that has been notified of the security interest created in favor of the Lender pursuant to this Security Agreement and has authenticated a record acknowledging that it holds possession of such Collateral for the Lender’s benefit and waives any Lien held by it against such Collateral, (iii) Inventory that is in the possession of a consignee in the ordinary course of business, (iv) Instruments or Promissory Notes that have been delivered to the Lender pursuant to Section 3.5, and (v) Equipment and Inventory at any single location which does not meet the requirements of sub-sections (i), (ii), (iii) or (iv) above, but the value of such Equipment and Inventory at such location is not in an aggregate amount of more than $[***]. In the case of Equipment or Inventory described in clause (ii) above, no lessor or warehouseman of any premises or warehouse upon or in which such Equipment or Inventory is located has (w) issued any warehouse receipt or other receipt in the nature of a warehouse receipt in respect of any such Equipment or Inventory, (x) issued any Document for any such Equipment or Inventory, or (y) received notification of the Lender’s interest (other than the security interest granted hereunder) in any such Equipment or Inventory or (z) any Lien on any such Equipment or Inventory. All Collateral Records of the Grantors are maintained at or accessible from the locations set forth in Item A of Schedule II.

(b) Each Grantor is the sole entitlement holder of its Deposit Accounts (other than the Excluded Accounts) and no other Person (other than the Lender pursuant to this Security Agreement or any other Person with respect to Permitted Liens) has control or possession of, or any other interest in, any of its Deposit Accounts (other than the Excluded Accounts) or any other securities or property credited thereto.

SECTION 3.5. Negotiable Documents, Instruments and Chattel Paper. Each Grantor has delivered to the Lender possession of all originals of all Documents, Instruments, Promissory Notes, and tangible Chattel Paper (other than any Document, Instrument, Promissory Note or tangible Chattel Paper not exceeding $[***] in principal amount) owned or held by such Grantor on the Closing Date.

SECTION 3.6. Intellectual Property Collateral. Except as disclosed on Schedules III through VI, with respect to any Intellectual Property Collateral:

(a) any Intellectual Property Collateral owned by any Grantor is valid, subsisting, unexpired ahead of its natural expiration or term, and enforceable and has not been abandoned by the Grantor or adjudged invalid or unenforceable, in whole or in part;

(b) such Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to all Intellectual Property Collateral owned by such Grantor and to the knowledge of such Grantor, no claim has been made that the use of such Intellectual Property Collateral by such Grantor does or may, conflict with, infringe, misappropriate, dilute, misuse or otherwise violate in any material respect, any of the rights of any third party;

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(c) such Grantor has made all necessary filings and recordations to protect its interest in any Intellectual Property Collateral owned by such Grantor to the extent such filing or recordation is necessary for the conduct of the business substantially in the manner presently conducted, including recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office (or foreign equivalent), and its claims to the Copyright Collateral in the United States Copyright Office (or foreign equivalent), and, to the extent necessary, has used proper statutory notice in connection with its use of any material Patent, Trademark and Copyright in any of the Intellectual Property Collateral;

(d) such Grantor has taken reasonable steps to safeguard its Trade Secrets and to its knowledge (A) none of the Trade Secrets of such Grantor has been used, divulged, disclosed or appropriated for the benefit of any other Person other than such Grantor; (B) no employee, independent contractor or agent of such Grantor has misappropriated any Trade Secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor; and (C) no employee, independent contractor or agent of such Grantor is in default or breach of any material term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any material way to the protection, ownership, development, use or transfer of such Grantor’s Intellectual Property Collateral;

(e) to such Grantor’s knowledge, no third party is infringing upon any Intellectual Property owned or used by such Grantor in any material respect;

(f) no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by such Grantor or to which such Grantor is bound that adversely affects its rights to own or use any Intellectual Property;

(g) [***];

(h) such Grantor has executed and delivered to the Lender Intellectual Property Collateral security agreements for all Copyrights, Patents and Trademarks owned by such Grantor, including all Copyrights, Patents and Trademarks on Schedule III through VI (as such schedules may be amended or supplemented from time to time by notice by such Grantor to the Lender);

(i) such Grantor uses commercially reasonable standards of quality in the manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with all Trademarks and has taken commercially reasonable action necessary to insure that all licensees of the Trademarks owned by such Grantor use such adequate standards of quality;

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(j) the consummation of the transactions contemplated by the Credit Agreement and this Security Agreement will not result in the termination or material impairment of any of the Intellectual Property Collateral; and

(k) to such Grantor’s knowledge, such Grantor owns or is entitled to use by license, lease or other agreement, all Patents, Trademarks, Trade Secrets, Copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing as necessary to conduct the business and operations of such Grantor substantially in the manner presently conducted.

SECTION 3.7. Validity, Etc.

(a) This Security Agreement creates a valid security interest in the Collateral securing the payment of the Obligations to the extent such security interest may be created pursuant to Article 9 of the UCC.

(b) As of the Closing Date, each Grantor has filed or will cause to be filed all UCC-1 financing statements in the filing office for each Grantor’s jurisdiction of organization listed in Item A of Schedule II (collectively, the “Filing Statements”) (or has delivered to the Lender the Filing Statements suitable for timely and proper filing in such offices) and has taken all other actions required by the Lender for the Lender to obtain control (either itself or through an agent) of the Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC.

(c) Upon the filing of the Filing Statements with the appropriate agencies therefor the security interests created under this Security Agreement shall constitute a perfected security interest in the Collateral described on such Filing Statements in favor of the Lender to the extent that a security interest therein may be perfected by filing a financing statement pursuant to the relevant UCC, prior to all other Liens, except for Permitted Liens (in which case such security interest shall have such priority of right contemplated by the Loan Documents and subject only to the Permitted Liens until the obligations secured by such Permitted Liens have been satisfied, except as expressly specified in the Loan Documents).

SECTION 3.8. Authorization, Approval, Etc. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required either

(a) for the grant by the Grantors of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantors;

(b) for the perfection or maintenance of the security interests hereunder including the first priority nature of such security interest (except with respect to the Filing Statements or, with respect to Intellectual Property Collateral, the recordation of any agreements with the United States Patent and Trademark Office or the United States Copyright Office or, with respect to foreign Intellectual Property Collateral, the taking of appropriate action under applicable foreign law and, with respect to after-acquired Intellectual Property Collateral, any subsequent filings in United States intellectual property offices) or the exercise by the Lender of its rights and remedies hereunder; or

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(c) for the exercise by the Lender of the voting or other rights provided for in this Security Agreement, except (i) with respect to any securities issued by a Subsidiary of the Grantors, as may be required in connection with a disposition of such securities by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Security Agreement and (ii) any “change of control” or similar filings required by state licensing agencies.

SECTION 3.9. Best Interests. It is in the best interests, and for the commercial benefit, of each Grantor (other than the Borrower) to execute this Security Agreement inasmuch as such Grantor will, as a result of being an Affiliate of the Borrower, derive substantial direct and indirect benefits from the Loans made to the Borrower by the Lender pursuant to the Credit Agreement, and each Grantor agrees that the Lender is relying on this representation in agreeing to make such Loans pursuant to the Credit Agreement to the Borrower.

ARTICLE IV

COVENANTS

Each Grantor covenants and agrees that, until the Termination Date, such Grantor will perform, comply with and be bound by the obligations set forth below.

SECTION 4.1. As to Investment Property, Etc.

SECTION 4.1.1. Capital Securities of Subsidiaries. No Grantor will allow any of its Subsidiaries (including the Borrower):

(a) that is a corporation, business trust, joint stock company or similar Person, to issue Uncertificated Securities;

(b) that is a partnership or limited liability company, to (i) issue Capital Securities that are to be dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide in its Organic Documents that its Capital Securities are securities governed by Article 8 of the UCC, or (iii) place such Subsidiary’s Capital Securities in a Securities Account; and

(c) to issue Capital Securities in addition to or in substitution for the Capital Securities pledged hereunder, except to such Grantor (and such Capital Securities are immediately pledged and delivered to the Lender pursuant to the terms of this Security Agreement).

SECTION 4.1.2. Investment Property (other than Certificated Securities).

(a) With respect to any Deposit Accounts, Securities Accounts, Commodity Accounts, Commodity Contracts or Security Entitlements constituting Investment Property owned or held by any Grantor, such Grantor will cause (except for Excluded

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

Accounts) the intermediary maintaining such Investment Property to execute a Control Agreement relating to such Investment Property pursuant to which such intermediary agrees to comply with the Lender’s instructions with respect to such Investment Property without further consent by such Grantor.

(b) With respect to any Uncertificated Securities (other than Uncertificated Securities credited to a Securities Account) constituting Investment Property owned or held by any Grantor, such Grantor will cause the issuer of such securities to either (i) register the Lender as the registered owner thereof on the books and records of the issuer or (ii) execute a Control Agreement relating to such Investment Property pursuant to which the issuer agrees to comply with the Lender’s instructions with respect to such Uncertificated Securities without further consent by such Grantor. Each party hereto that is such an issuer of any Uncertificated Securities herby agrees that such party will comply with instructions with respect to such security originated by the Lender.

SECTION 4.1.3. Certificated Securities (Stock Powers). Each Grantor agrees that all Certificated Securities constituting Collateral, including the Capital Securities delivered by such Grantor pursuant to this Security Agreement, will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer reasonably acceptable to the Lender.

SECTION 4.1.4. Continuous Pledge. Each Grantor will (subject to the terms of the Credit Agreement) (a) deliver to the Lender all Investment Property and all Payment Intangibles to the extent that such Investment Property or Payment Intangibles are evidenced by a Document, Instrument, Promissory Note or Chattel Paper (other than any Document, Instrument, Promissory Note or Chattel Paper not exceeding $[***] in the principal amount), and (b) at all times keep pledged to the Lender pursuant hereto, on a first-priority, perfected basis, security interest therein and in all interest and principal with respect to such Payment Intangibles, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral. Each Grantor agrees that it will, promptly following receipt thereof, deliver to the Lender possession of all originals of negotiable Documents, Instruments, Promissory Notes and Chattel Paper that it acquires following the Closing Date (other than any Document, Instrument, Promissory Note or Chattel Paper not exceeding $[***] in the principal amount).

SECTION 4.1.5. Voting Rights, Dividends, Etc. Each Grantor agrees:

(a) upon receipt of notice of the occurrence and continuance of an Event of Default from the Lender and without any request therefor by the Lender, so long as such Event of Default shall continue, to deliver (properly endorsed where required hereby or requested by the Lender) to the Lender all dividends and Distributions with respect to Investment Property, all interest, principal, other cash payments on Payment Intangibles, and all Proceeds of the Collateral, in each case thereafter received by such Grantor, all of which shall be held by the Lender as additional Collateral, except for payments made in accordance with Section 8.6 of the Credit Agreement; and

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(b) immediately upon the occurrence and during the continuance of an Event of Default and so long as the Lender has notified such Grantor of the Lender’s intention to exercise its voting power under this clause,

(i) with respect to Collateral consisting of general partner interests or limited liability company interests, to promptly modify its Organic Documents to admit the Lender as a general partner or member, as applicable;

(ii) that the Lender may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any Investment Property constituting Collateral and such Grantor hereby grants the Lender an irrevocable proxy, exercisable under such circumstances, to vote such Investment Property; and

(iii) to promptly deliver to the Lender such additional proxies and other documents as may be necessary to allow the Lender to exercise such voting power.

All dividends, Distributions, interest, principal, cash payments, Payment Intangibles and Proceeds that may at any time and from time to time be held by such Grantor, but which such Grantor is then obligated to deliver to the Lender, shall, until delivery to the Lender, be held by such Grantor separate and apart from its other property in trust for the Lender. The Lender agrees that unless an Event of Default shall have occurred and be continuing and the Lender shall have given the notice referred to in clause (b), such Grantor will have the exclusive voting power with respect to any Investment Property constituting Collateral and the Lender will, upon the written request of such Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Grantor that would impair any such Collateral or be inconsistent with or violate any provision of any Loan Document.

SECTION 4.2. Change of Name, Etc. No Grantor will change its name or place of incorporation or organization or federal taxpayer identification number except as otherwise permitted by the Credit Agreement.

SECTION 4.3. As to Accounts.

(a) Each Grantor shall have the right to collect all Accounts so long as no Event of Default shall have occurred and be continuing.

(b) Upon (i) the occurrence and continuance of an Event of Default and (ii) the delivery of notice by the Lender to each Grantor, all Proceeds of Collateral received by such Grantor shall be delivered in kind to the Lender for deposit in a Deposit Account of such Grantor maintained with the Lender (together with any other Deposit Accounts or Security Accounts pursuant to which any portion of the Collateral is deposited with the Lender, the “Collateral Accounts”), and such Grantor shall not commingle any such Proceeds, and shall hold separate and apart from all other property, all such Proceeds in express trust for the benefit of the Lender until delivery thereof is made to the Lender.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(c) Following the delivery of notice pursuant to clause (b)(ii), the Lender shall have the right to apply any amount in the Collateral Account to the payment of any Obligations which are then due and payable.

(d) With respect to each of the Collateral Accounts, it is hereby confirmed and agreed that (i) deposits in such Collateral Account are subject to a security interest as contemplated hereby, (ii) such Collateral Account shall be under the control of the Lender and (iii) the Lender shall have the sole right of withdrawal over such Collateral Account.

SECTION 4.4. As to Grantors’ Use of Collateral.

(a) Subject to clause (b), each Grantor (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the Inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Lender may reasonably request following the occurrence of an Event of Default or, in the absence of such request, as such Grantor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Collateral.

(b) At any time following the occurrence and during the continuance of an Event of Default, whether before or after the maturity of any of the Obligations, the Lender may (i) revoke any or all of the rights of each Grantor set forth in clause (a), (ii) notify any parties obligated on any of the Collateral to make payment to the Lender of any amounts due or to become due thereunder and (iii) enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.

(c) Upon the request of the Lender following the occurrence and during the continuance of an Event of Default, each Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Lender of any amounts due or to become due thereunder.

(d) At any time following the occurrence and during the continuation of an Event of Default, the Lender may endorse, in the name of such Grantor, any item, howsoever received by the Lender, representing any payment on or other Proceeds of any of the Collateral.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 4.5. As to Intellectual Property Collateral. Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral material to the operations or business of such Grantor:

(a) such Grantor will not (i) do or fail to perform any act whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable, (ii) permit any of its licensees to (A) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain the quality of products and services offered under all of the Trademark Collateral at a level substantially consistent with the quality of products and services offered under such Trademark as of the date hereof, (C) fail to employ all of the Trademark Collateral registered with any federal or state or foreign authority with an appropriate notice of such registration, (D) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral, (E) use any of the Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made or (F) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may become invalid or unenforceable, or (iii) do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless, in the case of any of the foregoing requirements in clauses (i), (ii) and (iii), such Grantor reasonably and in good faith determines that either (x) the further prosecution or maintenance of such Intellectual Property Collateral is not economically justified in relation to the economic value, or potential or expected economic value to such Grantor or any other Credit Obligor, (y) the loss of such Intellectual Property Collateral would not be material to such Grantor or any other Credit Obligor or (z) the Grantor, in its reasonable judgment, determines that further prosecution of such Intellectual Property Collateral is unlikely to result in an allowance of exclusive patent rights;

(b) such Grantor shall promptly notify the Lender if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may, in the Grantor’s reasonable commercial judgment, become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor’s ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

(c) at the times and with such frequency set forth in Section 4.5(e) below, each Grantor shall notify the Lender of the filing of an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

any political subdivision thereof by such Grantor or any of its agents, employees, designees or licensees, and, upon request of the Lender (subject to the terms of the Credit Agreement), executes and delivers all agreements, instruments and documents as the Lender may reasonably request to evidence the Lender’s security interest in such Intellectual Property Collateral;

(d) such Grantor will take all reasonable and necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof (subject to the terms of the Credit Agreement), to maintain and pursue any material application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, material Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clause (a) or (b) or such Grantor reasonably and in good faith determines that the failure to take any such step would not have a material adverse effect on the interests of the Lender in such Intellectual Property Collateral); and

(e) such Grantor will within 45 days after the end of each Fiscal Quarter execute and deliver to the Lender (as applicable) a Patent Security Agreement, Trademark Security Agreement and/or Copyright Security Agreement, as the case may be, in the forms of Exhibit A, Exhibit B and Exhibit C hereto following its obtaining an interest in any such Intellectual Property or such Grantor filing (or any of its agents, employees, designees or licensees filing on behalf of a Grantor) an application for the registration of any Intellectual Property Collateral in accordance with Section 4.5(c) above, and shall execute and deliver to the Lender any other document reasonably required to evidence the Lender’s interest in any part of such item of Intellectual Property Collateral unless such Grantor shall determine in good faith (with the consent of the Lender) that any Intellectual Property Collateral is of negligible economic value to such Grantor.

SECTION 4.6. As to Letter-of-Credit Rights.

(a) Each Grantor, by granting a security interest in its Letter-of-Credit Rights to the Lender, intends to (and hereby does) collaterally assign to the Lender its rights (including its contingent rights ) to the Proceeds of all Letter-of-Credit Rights of which it is or hereafter becomes a beneficiary or assignee.

(b) Upon the occurrence of an Event of Default, such Grantor will, promptly upon request by the Lender, (i) notify (and such Grantor hereby authorizes the Lender to notify) the issuer and each nominated person with respect to each of the Letters of Credit that the Proceeds thereof have been assigned to the Lender hereunder and any payments due or to become due in respect thereof are to be made directly to the Lender and (ii) arrange for the Lender to become the transferee beneficiary of such Letter of Credit.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 4.7. As to Commercial Tort Claims. Each Grantor covenants and agrees that, until the payment in full of the Obligations and termination of all Commitments, with respect to any Commercial Tort Claim hereafter arising, it shall deliver to the Lender a supplement in form and substance reasonably satisfactory to the Lender, together with all supplements to schedules thereto, identifying such new Commercial Tort Claim.

SECTION 4.8. Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the U.S. Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, with a value in excess of $[***], such Grantor shall promptly notify the Lender thereof and, at the request of the Lender, shall take such action as the Lender may reasonably request to vest in the Lender control under Section 9-105 of the UCC of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Lender agrees with such Grantor that the Lender will arrange, pursuant to procedures satisfactory to the Lender and so long as such procedures will not result in the Lender’s loss of control, for the Grantor to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the U.S. Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such electronic chattel paper or transferable record.

SECTION 4.9. Further Assurances, Etc. Each Grantor agrees that, from time to time at its own expense, it will, subject to the terms of this Security Agreement, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Lender may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will

(a) from time to time upon the request of the Lender, promptly deliver to the Lender such stock powers, instruments and similar documents, reasonably satisfactory in form and substance to the Lender, with respect to such Collateral as the Lender may request and will, from time to time upon the request of the Lender, after the occurrence and during the continuance of any Event of Default, promptly transfer any securities constituting Collateral into the name of any nominee designated by the Lender; if any Collateral shall be evidenced by an Instrument, negotiable Document, Promissory Note or tangible Chattel Paper, deliver and pledge to the Lender hereunder such Instrument, negotiable Document, Promissory Note or tangible Chattel Paper (other than any Instrument, negotiable Document, Promissory Note or tangible Chattel Paper in principal amount less than $[***]) duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Lender;

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(b) file (and hereby authorizes the Lender to file) such Filing Statements or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. § 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or that the Lender may reasonably request in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Lender hereby;

(c) at all times keep pledged to the Lender pursuant hereto, on a first-priority, perfected basis, at the request of the Lender, all Investment Property constituting Collateral, all dividends and Distributions with respect thereto, and all interest and principal with respect to Promissory Notes, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral;

(d) not take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Payment Intangible or other Instrument constituting Collateral, except as provided in Section 4.4;

(e) not create any tangible Chattel Paper without placing a legend on such tangible Chattel Paper reasonably acceptable to the Lender indicating that the Lender has a security interest in such Chattel Paper (provided that so long as no Event of Default is continuing, Chattel Paper and records relating to such Collateral for amounts in each case less than $[***], need only be marked upon Lender’s request);

(f) furnish to the Lender, from time to time at the Lender’s request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral (including any real property locations where material Collateral Records or Collateral in excess of $[***] in aggregate are located) as the Lender may request, all in reasonable detail (provided however, for so long as no Event of Default has occurred, Lender may not require such additional statements and schedules more than once per fiscal quarter); and

(g) do all things reasonably requested by the Lender in accordance with this Security Agreement (including dollar thresholds herein) in order to enable the Lender to have and maintain control over the Collateral consisting of Investment Property, Deposit Accounts, Letter-of-Credit-Rights and Electronic Chattel Paper.

With respect to the foregoing and the grant of the security interest hereunder, each Grantor hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral. Each Grantor agrees that a carbon, photographic or other reproduction of this Security Agreement or any UCC financing statement covering the Collateral or any part thereof shall be sufficient as a UCC financing statement where permitted by law. Each Grantor hereby authorizes the Lender to file financing statements describing as the collateral covered thereby “all of the debtor’s personal property or assets” or words to that effect, notwithstanding that such wording may be broader in scope than the Collateral described in this Security Agreement. Each Grantor also agrees to promptly notify the Lender of any change in the location of any office in which it maintains Collateral Records or any office or facility at which Collateral is located (including the establishment of any such new office or facility).

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ARTICLE V

THE LENDER

SECTION 5.1. Lender Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Lender as its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Lender’s discretion, following the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

(a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b) to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper, in connection with clause (a) above; and

(c) to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Lender with respect to any of the Collateral.

Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

SECTION 5.2. Lender May Perform. If any Grantor fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement, that the Lender deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein to the extent provided for herein, and the expenses of the Lender incurred in connection therewith shall be payable by such Grantor pursuant to Section 10.3 of the Credit Agreement.

SECTION 5.3. Lender Has No Duty. The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or responsibility for

(a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment Property, whether or not the Lender has or is deemed to have knowledge of such matters, or

(b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 5.4. Reasonable Care. The Lender is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided that the Lender shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as each Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Lender to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

SECTION 5.5. Lender as Agent for Other Secured Parties.

(a) Each of the Lender and ROS hereby irrevocably appoints the Lender hereunder and under the other Loan Documents as its agent and authorizes the Lender to take such actions on its behalf as collateral agent for all purposes hereunder and under the other Loan Documents pursuant to which any Grantor grants a Lien or other right in any collateral (including Collateral and any “Collateral” howsoever described in any Australian Security Document)to secure the Obligations and for purposes of acquiring, holding and enforcing any and all Liens on any collateral (including Collateral and any “Collateral” howsoever described in any Australian Security Document) granted by any Grantor to secure any of the Obligations, including execution of the other Loan Documents, and to exercise such powers as are delegated to the Lender by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. The provisions of this Section are solely for the benefit of the Lender and ROS, and no Grantor shall have rights as a third-party beneficiary of any of such provisions.

(b) The Person serving as the collateral agent shall have the same rights and powers in its capacity as the Lender under the Credit Agreement and may exercise the same as though it were not the collateral agent. The Lender shall not have any duties or obligations except those expressly set forth in the Loan Documents, and its duties thereunder shall be administrative in nature. The Lender shall not be liable for any action taken or not taken by it with the consent or at the request of ROS or in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Lender may appoint any co-agents, sub-agents or attorneys-in-fact in connection with the foregoing.

(c) The Lender shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Lender also may rely upon any statement made to it orally (including by telephone) and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. The Lender may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. If in accordance with the terms of the applicable Loan Documents, any additional Person is assigned, granted or otherwise transferred all or any portion of the Obligations under the Loan Documents (each such new Person, an “Additional Secured Party” and collectively, the “Additional Secured

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

Parties”), such Additional Secured Party shall preserve all of its rights with respect to the security interests and Lien created pursuant to this Agreement, so that the security created by hereunder shall be automatically transferred to the assignee, transferee or new creditor after novation. Notwithstanding the foregoing, each Additional Secured Party shall deliver a counterpart signature page to this Agreement and accept and acknowledge its rights, duties and obligations as if it were a Secured Party to this Agreement as of the Closing Date (including the appointment of the Lender to act as its agent for the purposes of perfecting and maintaining the security interest in the Collateral on its behalf). On and after the delivery of a counterpart signature page to this Agreement by an Additional Secured Party, all references in this Agreement or in the other Loan Documents to the secured parties in reference to the Obligations shall mean, be and include a reference to such Additional Secured Party.

ARTICLE VI

REMEDIES

SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

(a) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of the Lender on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may

(i) take possession of any Collateral not already in its possession without demand and without legal process;

(ii) require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender that is reasonably convenient to both parties,

(iii) enter onto the property where any Collateral is located and take possession thereof without demand and without legal process; and

(iv) without notice except as specified below, lease, license, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at any public or private sale, at any of the Lender’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(b) All cash Proceeds received by the Lender in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Lender against all or any part of the Obligations as set forth in Section 4.4(b) of the Credit Agreement.

(c) The Lender may:

(i) transfer all or any part of the Collateral into the name of the Lender or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder,

(ii) notify the parties obligated on any of the Collateral to make payment to the Lender of any amount due or to become due thereunder,

(iii) withdraw, or cause or direct the withdrawal, of all funds with respect to the Collateral Account;

(iv) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

(v) endorse any checks, drafts, or other writings in any Grantor’s name to allow collection of the Collateral,

(vi) take control of any Proceeds of the Collateral, and

(vii) execute (in the name, place and stead of any Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

SECTION 6.2. Securities Laws. If the Lender shall determine to exercise its right to sell all or any of the Collateral that are Capital Securities pursuant to Section 6.1(a)(iv), each Grantor agrees that, upon request of the Lender, such Grantor will, at its own expense:

(a) execute and deliver, and cause (or, with respect to any issuer which is not a Subsidiary of such Grantor, use its best efforts to cause) each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Lender, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the “Securities Act”), and cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto;

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(b) use its best efforts to exempt the Collateral under the state securities or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Lender;

(c) cause (or, with respect to any issuer that is not a Subsidiary of such Grantor, use its best efforts to cause) each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

(d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Each Grantor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Lender by reason of the failure by such Grantor to perform any of the covenants contained in this Section and consequently agrees, to the fullest extent permitted by applicable law, that, if such Grantor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Lender) of such Collateral on the date the Lender shall demand compliance with this Section.

SECTION 6.3. Compliance with Restrictions. Each Grantor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Lender is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and such Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Lender be liable nor accountable to such Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

SECTION 6.4. Protection of Collateral. The Lender may from time to time, at its option, perform any act which any Grantor fails to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Lender may from time to time take any other action which the Lender deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

ARTICLE VII

MISCELLANEOUS PROVISIONS

SECTION 7.1. Loan Document. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 7.2. Binding on Successors, Transferees and Assigns; Assignment. This Security Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon the Grantors and their successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Lender; provided that no Grantor may assign any of its obligations hereunder without the prior consent of the Lender.

SECTION 7.3. Amendments, Etc. No amendment or modification to or waiver of any provision of this Security Agreement, nor consent to any departure by any Grantor from its obligations under this Security Agreement, shall in any event be effective unless the same shall be in writing and signed by the Lender and the Grantors and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 7.4. Notices. All notices and other communications provided for hereunder shall be delivered or made as provided in Section 10.2 of the Credit Agreement.

SECTION 7.5. Release of Liens. Upon (a) the Disposition of Collateral in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Collateral (in the case of clause (a)) or (ii) all Collateral (in the case of clause (b)). Upon any such Disposition or termination, the Lender will, at the Grantors’ sole expense, deliver to the Grantors, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the Lender hereunder, and execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

SECTION 7.6. Additional Grantors. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a “Grantor” hereunder with the same force and effect as if it were originally a party to this Security Agreement and named as a “Grantor” hereunder. The execution and delivery of such supplement shall not require the consent of any other Grantor hereunder, and the rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

SECTION 7.7. No Waiver, Remedies. In addition to, and not in limitation of Section 2.4, no failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 7.8. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 7.9. Governing Law, Entire Agreement, Etc. THIS SECURITY AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Security Agreement, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter thereof and supersedes any prior agreements, written or oral, with respect thereto

SECTION 7.10. Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Security Agreement shall become effective when counterparts hereof executed on behalf of all of the signatories hereto, shall have been received by the Lender. Delivery of an executed counterpart of a signature page to this Security Agreement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Security Agreement.

SECTION 7.11. Australian Subsidiaries. Notwithstanding anything to the contrary herein, nothing herein shall apply to any Collateral owned by an Australian Subsidiary and not located in the United States or any state or territory thereof (including the District of Columbia) or created pursuant to or governed by any United States federal law or the laws of state or territory thereof (including the District of Columbia) (it being understood that all Intellectual Property (regardless of where registered), other than Intellectual Property registered in Australia, is deemed located in the United States for purposes of this paragraph), which is in the subject of the General Security Deed executed by Holdings and the Australian Subsidiaries in favor of Lender and not this Agreement.

[Signature Page Follows]

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

EXECUTED as a deed by each Australian Subsidiary.

UNILIFE MEDICAL SOLUTIONS, INC. By: Name: Title:	UNILIFE CORPORATION By: Name: Title:

UNILIFE CROSS FARM LLC By: Name: Title:
Executed by Unilife Medical Solutions Pty Limited in accordance with Section 127 of the Corporations Act 2001

Signature of director	Signature of director/company secretary (Please delete as applicable)

Name of director (print)	Name of director/company secretary (print)

Executed by Unitract Syringe Pty Ltd in accordance with Section 127 of the Corporations Act 2001

Signature of director	Signature of director/company secretary (Please delete as applicable)

Name of director (print)	Name of director/company secretary (print)

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ROS ACQUISITION OFFSHORE LP,
as the Lender, for itself and as agent
By OrbiMed Advisors LLC, its investment manager

By:
Name:
Title:

ROYALTY OPPORTUNITIES S.À R.L, as Secured Party

By OrbiMed Advisors LLC, its investment manager

By:
Name:
Title:

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SCHEDULE I

to Security Agreement

Name of Grantor:	Interest:

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SCHEDULE II

to Security Agreement

Item A. Location of each Grantor.

Name of Grantor:	Location for purposes of UCC:	Address of executive office and principal place of business:

Item B. Filing locations last five years.

Item C. Trade names.

Name of Grantor:	Trade Names:

Item D. Merger or other corporate reorganization.

Item E. Grantor’s federal taxpayer ID numbers.

Name of Grantor:	Taxpayer ID numbers:

Item F. Government Contracts.

Item G. Deposit Accounts, Securities Accounts and Commodities Accounts.

Name of Grantor:	Description of Deposit Accounts, Securities Accounts and Commodities Accounts:

Item H. Letter of Credit Rights.

Item I. Commercial Tort Claims.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

Item J. Pledged Notes.

Name of Grantor:	Description of Pledged Notes:

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SCHEDULE III

to Security Agreement

Item A. Patents

Item B. Patent Licenses

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SCHEDULE IV

to Security Agreement

Item A. Trademarks

Item B. Trademark Licenses

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SCHEDULE V

to Security Agreement

Item A. Copyrights/Mask Works

Item B. Copyright/Mask Work Licenses

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SCHEDULE VI

to Security Agreement

Trade Secret or Know-How Licenses

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

EXHIBIT A

to Security Agreement

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of                 , 20     (this “Agreement”), is made by [NAME OF GRANTOR], a                           (the “Grantor”), in favor of ROS ACQUISITION OFFSHORE LP, a Cayman Islands exempted limited partnership, for itself and as agent for the other parties to which the Grantor may owe any Obligations (together with its Affiliates, successors, transferees and assignees, the “Lender”).

W I T N E S S E T H :

WHEREAS, pursuant to a Credit Agreement, dated as of March 12, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between Unilife Medical Solutions, Inc., a Delaware corporation (the “Borrower”) and the Lender, the Lender has extended a Commitment to make the Loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantor and its Affiliates have executed and delivered a Pledge and Security Agreement in favor of the Lender, dated as of March 12, 2014 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Lender a continuing security interest in all of the Patent Collateral (as defined below) to secure all of the Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Lender, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Lender, for its benefit, a continuing security interest in all of the Grantor’s right, title and interest in and to the following property, whether now or hereafter existing or acquired by the Grantor (the “Patent Collateral”):

(a) all of its letters patent and applications for letters patent throughout the world, including each patent and patent application referred to in Item A of Schedule I attached hereto;

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

(c) all patent licenses and other agreements providing the Grantor with the right to use any items of the type referred to in clauses (a) and (b) above, including each patent license referred to in Item B of Schedule I attached hereto; and

(d) all Proceeds of, and rights associated with, the foregoing (including licenses, royalties income, payments, claims, damages and Proceeds of infringement suits) and the right to sue third parties for past, present or future infringements of any patent or patent application and for breach or enforcement of any patent license.

SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Lender in the Patent Collateral with the United States Patent and Trademark Office. The security interest granted hereby has been granted in furtherance of, and not in limitation of, the security interest granted to the Lender for its benefit under the Security Agreement. The Security Agreement (and all rights and remedies of the Lender thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Release of Liens. Upon (i) the Disposition of Patent Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Patent Collateral (in the case of clause (i)) or (B) all Patent Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Lender will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Patent Collateral held by the Lender hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lender with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7. Effective. This Agreement shall become effective when a counterpart hereof executed by the Grantor, shall have been received by the Lender. Delivery of an executed counterpart of a signature page to this Agreement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Page Follows]

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Grantor hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF GRANTOR]
By:
Name:
Title:

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SCHEDULE I

to Patent Security Agreement

Item A. Patents

Issued Patents

Country	Patent No.	Issue Date	Inventor(s)	Title

Pending Patent Applications

Country	Serial No.	Filing Date	Inventor(s)	Title

Patent Applications in Preparation

Country	Docket No.	Expected Filing Date	Inventor(s)	Title

Item B. Patent Licenses

Country or Territory	Licensor	Licensee	Effective Date	Expiration Date	Subject Matter

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

EXHIBIT B

to Security Agreement

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of                  , 20     (this “Agreement”), is made by [NAME OF GRANTOR], a                           (the “Grantor”), in favor of ROS ACQUISITION OFFSHORE LP, a Cayman Islands exempted limited partnership, for itself and as agent for the other parties to which the Grantor may owe any Obligations (together with its Affiliates, successors, transferees and assignees, the “Lender”).

W I T N E S S E T H :

WHEREAS, pursuant to a Credit Agreement, dated as of March 12, 2014 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and between Unilife Medical Solutions, Inc., a Delaware corporation (the “Borrower”) and the Lender, the Lender has extended a Commitment to make the Loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantor and its Affiliates have executed and delivered a Pledge and Security Agreement in favor of the Lender, dated as of March 12, 2014 (as amended, supplemented, or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Lender a continuing security interest in all of the Trademark Collateral (as defined below) to secure all of the Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Lender, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Lender, for its benefit, a continuing security interest in all of Grantor’s right, title and interest in and to the following property, whether now or hereafter existing or acquired by the Grantor (the “Trademark Collateral”):

(a) (i) all of its trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, including those referred to in Item A of Schedule I

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

hereto, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or filed, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the “Trademarks”);

(b) all Trademark licenses for the grant by or to the Grantor of any right to use any Trademark, including each Trademark license referred to in Item B of Schedule I hereto;

(c) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable, clause (b);

(d) the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b); and

(e) all Proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Lender in the Trademark Collateral with the United States Patent and Trademark Office. The security interest granted hereby has been granted in furtherance of, and not in limitation of, the security interest granted to the Lender for its benefit under the Security Agreement. The Security Agreement (and all rights and remedies of the Lender thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Release of Liens. Upon (i) the Disposition of Trademark Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Trademark Collateral (in the case of clause (i)) or (B) all Trademark Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Lender will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Trademark Collateral held by the Lender hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lender with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7. Effective. This Agreement shall become effective when a counterpart hereof executed by the Grantor, shall have been received by the Lender. Delivery of an executed counterpart of a signature page to this Agreement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Page Follows]

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Grantor hereto has caused this Agreement to be duly executed and delivered by Authorized Officer as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SCHEDULE I

to Trademark Security Agreement

Item A. Trademarks

Registered Trademarks

Country	Trademark	Registration No.	Registration Date

Pending Trademark Applications

Country	Trademark	Serial No.	Filing Date

Trademark Applications in Preparation

Country	Trademark	Docket No.	Expected Filing Date	Products/ Services

Item B. Trademark Licenses

Country or Territory	Trademark	Licensor	Licensee	Effective Date	Expiration Date

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

EXHIBIT C

to Security Agreement

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT, dated as of                 , 20     (this “Agreement”), is made by [NAME OF GRANTOR], a                          (the “Grantor”), in favor of ROS ACQUISITION OFFSHORE LP, a Cayman Islands exempted limited partnership, for itself and as agent for the other parties to which the Grantor may owe any Obligations (together with its Affiliates, successors, transferees and assignees, the “Lender”).

W I T N E S S E T H :

WHEREAS, pursuant to a Credit Agreement, dated as of March 12, 2014 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among by and between Unilife Medical Solutions, Inc., a Delaware corporation (the “Borrower”) and the Lender, the Lender has extended a Commitment to make the Loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantor and its Affiliates have executed and delivered a Pledge and Security Agreement in favor of the Lender, dated as of March 12, 2014 (as amended, supplemented, or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Lender a continuing security interest in all of the Copyright Collateral (as defined below) to secure all of the Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Lender, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Lender, for its benefit, a continuing security interest in all of the Grantor’s right, title and interest in and to the following (the “Copyright Collateral”), whether now or hereafter existing or acquired by the Grantor: all copyrights of the Grantor, whether statutory or common law, whether registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of the Grantor’s right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world including the copyrights referred to in Item A of Schedule I hereto, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses,

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

including each copyright license referred to in Item B of Schedule I hereto, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and Proceeds of suit.

SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Lender in the Copyright Collateral with the United States Copyright Office. The security interest granted hereby has been granted in furtherance of, and not in limitation of, the security interest granted to the Lender for its benefit under the Security Agreement. The Security Agreement (and all rights and remedies of the Lender thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Release of Liens. Upon (i) the Disposition of Copyright Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Copyright Collateral (in the case of clause (i)) or (B) all Copyright Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Lender will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Copyright Collateral held by the Lender hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lender with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7. Effective. This Agreement shall become effective when a counterpart hereof executed by the Grantor, shall have been received by the Lender. Delivery of an executed counterpart of a signature page to this Agreement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery or a manually executed counterpart of this Agreement.

[Signature Page Follows]

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Grantor hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF GRANTOR]

By:
Name: Title:

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SCHEDULE I

to Copyright Security Agreement

Item A. Copyrights/Mask Works

Registered Copyrights/Mask Works

Country	Registration No.	Registration Date	Author(s)	Title

Copyright/Mask Work Pending Registration Applications

Country	Serial No.	Filing Date	Author(s)	Title

Copyright/Mask Work Registration Applications in Preparation

Country	Docket No.	Expected Filing Date	Author(s)	Title

Item B. Copyright/Mask Work Licenses

Country or Territory	Licensor	Licensee	Effective Date	Expiration Date

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ANNEX I

to Security Agreement

SUPPLEMENT TO

PLEDGE AND SECURITY AGREEMENT

This SUPPLEMENT, dated as of                 , 20    (this “Supplement”), is to the Pledge and Security Agreement, dated as of March 12, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”), among the Grantors (such term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Security Agreement) from time to time party thereto, in favor of ROS ACQUISITION OFFSHORE LP, a Cayman Islands exempted limited partnership, for itself and as agent for the other parties to which the undersigned may owe any Obligations (together with its Affiliates, successors, transferees and assignees, the “Lender”).

W I T N E S S E T H :

WHEREAS, pursuant to a Credit Agreement, dated as of March 12, 2014 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and between Unilife Medical Solutions, Inc., a Delaware corporation (the “Borrower”) and the Lender, the Lender has extended a Commitment to make the Loans to the Borrower;

WHEREAS, pursuant to the provisions of Section 7.6 of the Security Agreement, each of the undersigned is becoming a Grantor under the Security Agreement; and

WHEREAS, each of the undersigned desires to become a “Grantor” under the Security Agreement in order to induce the Lender to continue to extend Loans under the Credit Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of the Lender, as follows.

SECTION 1. Party to Security Agreement, Etc. In accordance with the terms of the Security Agreement, by its signature below, each of the undersigned hereby irrevocably agrees to become a Grantor under the Security Agreement with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Security Agreement applicable to it as a Grantor and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date. In furtherance of the foregoing, each reference to a “Grantor” and/or “Grantors” in the Security Agreement shall be deemed to include each of the undersigned.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECTION 2. Schedules. Each of the undersigned Grantors hereby authorizes the Lender to add the information set forth on the Schedules to this Supplement to the correlative Schedules attached to the Security Agreement.

SECTION 3. Representations. Each of the undersigned Grantors hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Security Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 4. Full Force of Security Agreement. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

SECTION 5. Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Security Agreement.

SECTION 6. Governing Law, Entire Agreement, Etc. THIS SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Supplement, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter thereof and supersedes any prior agreements, written or oral, with respect thereto.

SECTION 7. Effective. This Supplement shall become effective when a counterpart hereof executed by the Grantor shall have been received by the Lender. Delivery of an executed counterpart of a signature page to this Supplement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Supplement.

[Signature Page Follows]

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SCHEDULES

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

[***]

[***]

[see attached]

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

EXHIBIT F

MORTGAGE

This instrument was prepared by

and upon recording, return to:

Stefanie L. Brennan, Esquire

Pepper Hamilton LLP

500 Grant Street, Suite 5000

Pittsburgh, PA 15219

(412) 454-5059

Parcel Number: 23-000-MH-0095G000000

250 Cross Farm Lane, York, PA

OPEN-END COMMERCIAL MORTGAGE AND SECURITY AGREEMENT

(SECURES FUTURE ADVANCES)

by

UNILIFE CROSS FARM LLC,

Mortgagor,

To

ROS ACQUISITION OFFSHORE LP,

Mortgagee,

for itself and as agent for ROYALTY OPPORTUNITIES S.À R.L

For delivery on                     , 2014

Relating to premises located in Conewago Township,

York County, Pennsylvania

THIS IS AN OPEN-END MORTGAGE UNDER 42 PA.C.S. § 8143 WHICH SECURES FUTURE ADVANCES. THE MAXIMUM PRINCIPAL AMOUNT SECURED BY THIS MORTGAGE IS $60,000,000, PLUS ACCRUED UNPAID INTEREST, FEES, COSTS AND EXPENSES, AND ADVANCES MADE AS PROVIDED HEREIN. THIS MORTGAGE FURTHER SECURES ALL ADVANCES AUTHORIZED UNDER 42 PA.C.S. § 8144. MORTGAGOR WAIVES AND RELEASES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHTS WHICH IT MAY HAVE TO SEND A WRITTEN NOTICE PURSUANT TO 42 PA.C.S. §8143(c).

THIS INSTRUMENT COVERS GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN AND IS TO BE FILED FOR RECORD IN THE REAL ESTATE RECORDS WHERE MORTGAGES ON REAL PROPERTY ARE RECORDED. MORTGAGOR IS THE OWNER OF RECORD OF AN INTEREST IN THE REAL PROPERTY. THIS INSTRUMENT SHOULD BE

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

APPROPRIATELY INDEXED, NOT ONLY AS A MORTGAGE BUT ALSO AS A FIXTURE FILING AND FINANCING STATEMENT COVERING GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN. THE MAILING ADDRESSES OF MORTGAGOR, AS DEBTOR, AND AGENT, AS SECURED PARTY, ARE SET FORTH IN SECTION 24 OF THIS INSTRUMENT.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

OPEN-END COMMERCIAL MORTGAGE AND SECURITY AGREEMENT

(SECURES FUTURE ADVANCES)

THIS OPEN END MORTGAGE AND SECURITY AGREEMENT executed on the date set forth on the notarial acknowledgement, for delivery on the [ ][th/st] day of [            ], 2014, between UNILIFE CROSS FARM LLC, whose address is 250 Cross Farm Lane, York, Pennsylvania 17406 (the “Mortgagor”), and ROS ACQUISITION OFFSHORE LP, a Cayman Islands exempted limited partnership (together with its Affiliates, successors, transferees and assignees, the “Mortgagee”), for itself and as agent for ROYALTY OPPORTUNITIES S.À R.L, a Luxembourg société à responsabilité limitée (together with its Affiliates, successors, transferees and assignees, “ROS”).

W I T N E S S E T H:

WHEREAS Unilife Medical Solutions, Inc. (the “Borrower”), an affiliate of Mortgagor, has made, executed and delivered to Mortgagee a certain credit agreement (the “Credit Agreement”) pursuant to which Mortgagee has agreed to make loans to the Borrower in the aggregate maximum principal amount of up to $60,000,000.00. The real and personal property described herein and any other collateral securing any of Mortgagor’s obligations under any of the Loan Documents are hereinafter referred to collectively as “Collateral”. Capitalized terms used but not defined herein shall have the meaning given such terms in the Credit Agreement.

NOW, THEREFORE, that in consideration of the aforesaid, and as security for payment to Mortgagee of the principal of the Note with interest, together with all other sums payable to or recoverable by Mortgagee under the terms of the Loan Documents, together with all existing and future liabilities of Borrower and/or Mortgagor to Mortgagee under the Loan Documents, including the Obligations, and any renewal(s), extension(s) and modification(s) thereof and substitution(s) therefor (said indebtedness, interest and all other sums and liabilities are hereinafter collectively referred to as the “Aggregate Debt”), and as security for the due and timely performance by the Borrower and Mortgagor of all of the other provisions of the Loan Documents, and intending to be legally bound hereby, Mortgagor hereby GRANTS, BARGAINS, SELLS, CONVEYS, ASSIGNS, TRANSFERS, RELEASES, PLEDGES AND MORTGAGES to Mortgagee all those certain tracts or parcels of real property located in York County, Pennsylvania, as more fully described in Exhibit A attached hereto and made a part hereof (“Real Property”):

TOGETHER WITH all right, title and interest of Mortgagor in and to the following property, rights and interests, which Mortgagor hereby assigns to Mortgagee until the Aggregate Debt is paid (the Real Property together with the following property being hereinafter collectively called the “Mortgaged Property”):

A. all buildings and other improvements now or hereafter located on the Real Property (“Improvements”);

B. all streets, lanes, alleys, passages, ways, easements, rights, liberties, privileges, tenements, hereditaments and appurtenances whatsoever thereunto belonging to or in any way made appurtenant hereafter, and the reversions and remainder, with respect thereto (“Appurtenances”);

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

C. all machinery, apparatus, equipment, furniture, furnishings, fixtures, inventory, goods, appliances and other property of every kind and nature whatsoever, together with replacements thereof and accessories, parts or accessions thereto, owned by Mortgagor or in which Mortgagor has or shall have an interest, and which are now or hereafter located on the Real Property and used or to be used in connection therewith, and any and all proceeds of any of the foregoing (“Equipment”);

D. all building materials, building machinery and building equipment delivered on site to the Real Property during the course of, or in connection with, the construction of, or reconstruction of, or remodeling of any building and improvements from time to time during the term of this Open End Mortgage and Security Agreement (“Building Equipment”);

E. all general intangibles relating to the development or use of the Real Property, including but not limited to all licenses, permits and agreements from or with all boards, agencies, departments, public utilities, governmental or otherwise, all names under which or by which the Real Property or Improvements may at any time be operated or known and all rights to carry on business under any such names or any variations thereof, all trademarks and goodwill in any way relating to the Real Property, all special declarant’s rights, and all documents of membership in any owners or members association or similar group having responsibility for managing or operating any portion or all of the Real Property (“Intangibles”);

F. all awards or payments, including interest thereon, which may be made with respect to the Real Property and Improvements, whether from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), or for any other injury to or decrease in the value of the Real Property or Improvements including, without limitation, all awards or payments of estimated compensation, all damages to the Real Property or Improvements resulting from any taking, all machinery and equipment dislocation expenses, all settlement amounts, all apportionments of taxes, reimbursement of attorneys and engineers fees, all moving expenses and all business dislocation expenses (“Awards”);

G. all insurance policies covering the Real Property or Improvements and all proceeds of any unearned premiums on any such insurance policies including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Real Property or Improvements (“Insurance Policies”);

H. all leases and other agreements affecting the use or occupancy of any portion or all of the Real Property or Improvements, whether heretofore or hereafter executed and all rights of Mortgagor to payment under any such lease or agreement (“Leases”), and all rents, receipts, issues, profits and other income of any and all kinds (including deposits) received or receivable and due or to become due from the lease of all or a portion of the Real Property or Improvements (all of such proceeds, receipts and income are hereinafter referred to as the “Income and Rents” and all such rights are hereinafter referred to as the “Accounts Receivable”);

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

I. any securities or guaranties held by Mortgagor with respect to any of the Intangibles, Awards, Leases or Accounts Receivable, and any notes, drafts, acceptances, chattel paper, documents or other instruments evidencing the same (“Security”); and

J. the right, in the name and on behalf of itself or Mortgagor, to appear in or defend any action or proceeding brought with respect to the Real Property or Improvements (including without limitation, any condemnation or arbitration proceedings) and to commence any action or proceedings to protect the interest of Mortgagee in the Real Property and Improvements.

TO HAVE AND TO HOLD the Mortgaged Property unto Mortgagee, its successors and assigns forever. All right, title and interest of Mortgagor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to the Mortgaged Property hereafter acquired by, or released to, Mortgagor or constructed, assembled or placed by Mortgagor on the Premises, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, pledge, conveyance, assignment or other act by Mortgagor, shall become subject to the lien of this Open End Mortgage and Security Agreement as fully and completely, and with the same effect, as though now owned by Mortgagor and specifically described herein. Notwithstanding the foregoing, Mortgagor shall, at its own cost, make, execute, acknowledge, deliver and record any and all such further acts, deeds, conveyances, mortgages, notices of assignment, transfers, assurances and other documents as Mortgagee shall from time to time require for better assuring, conveying, assigning, transferring and confirming unto Mortgagee of the Mortgaged Property and the other rights hereby conveyed or assigned or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign for carrying out the intention of facilitating the performance of the terms of this Open End Mortgage and Security Agreement.

PROVIDED ALWAYS, and these presents are upon this express condition, that if Mortgagor or its successors or assigns shall well and truly pay or cause to be paid unto Mortgagee, its successors or assigns, the Aggregate Debt secured by this Open End Mortgage and Security Agreement, and otherwise perform Mortgagor’s obligations under the Loan Documents, then this Open End Mortgage and Security Agreement, and the estate hereby granted, shall cease, determine and be void, and Mortgagee shall furnish to Mortgagor a satisfaction of this Open End Mortgage and Security Agreement in proper form for recording, but Mortgagee shall not be required to bear any expense or cost in connection with such satisfaction or the recording thereof.

THIS IS AN OPEN END MORTGAGE AND SECURITY AGREEMENT pursuant to 42 Pa.C.S. §8143, and secures, inter alia, present and future advances made by Mortgagee pursuant to the Loan Documents. The priority of such future advances shall relate back to the date of this Mortgage, or to such later date as required by applicable law. This Mortgage also secures advances made by Mortgagee pursuant to 42 Pa.C.S. §8144, for the payment of taxes, assessments, maintenance charges, insurance premiums and other costs incurred by Mortgagee for the protection of the Mortgaged Property or the lien of this Mortgage, and expenses incurred by Mortgagee by reason of the occurrence of an Event of Default, and the priority of such advances, costs and expenses shall also relate back to the date of this Mortgage, or to such later

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

date as required by applicable law. Mortgagor specifically acknowledges that Mortgagee shall have no liability for any failure to make an advance pursuant to the Note upon receipt of any third party’s notice of lien pursuant to 42 Pa.C.S.A. Section 8143(d) or receipt of the Mortgagor’s limitation of indebtedness pursuant to 42 Pa.C.S.A. Section 8143(c). All notices provided pursuant to 42 Pa.C.S.A. Sections 8143(c) and (d) must be provided in accordance with the notice provisions contained herein. THE MAXIMUM AMOUNT OF INDEBTEDNESS SECURED BY THIS MORTGAGE SHALL NOT EXCEED $60,000,000.00, PLUS ALL ACCRUED AND UNPAID INTEREST, PLUS ALL COSTS AND EXPENSES INCURRED OR ASSUMED BY MORTGAGEE, INCLUDING ADVANCES MADE WITH RESPECT TO THE MORTGAGED PROPERTY, FOR THE PAYMENT OF TAXES, ASSESSMENTS, MAINTENANCE CHARGES, INSURANCE PREMIUMS, OR COSTS INCURRED FOR THE PROTECTION OF THE MORTGAGED PROPERTY OR THE LIEN OF THIS MORTGAGE, OR EXPENSES INCURRED BY MORTGAGEE BY REASON OF DEFAULT BY MORTGAGOR UNDER THIS MORTGAGE.

MORTGAGOR REPRESENTS AND WARRANTS TO AND COVENANTS WITH Mortgagee as follows:

1. Title. As of the date hereof (a) Mortgagor has good and marketable title in and to the Mortgaged Property subject to no lien, charge or encumbrance except for the encumbrances described on the attached Exhibit B and easements, rights-of-way, zoning restrictions, minor defects or irregularities in title, restrictions and other similar encumbrances on the use of real property not interfering in any material respect with the value or current use of the property to which such Lien is attached (the “Permitted Encumbrances”); (b) this Open End Mortgage and Security Agreement is and shall remain a valid and enforceable lien on the Mortgaged Property subject only to the matters referred to in subparagraph (a) hereof and Permitted Encumbrances; and (c) Mortgagor shall preserve such title, and all of its rights in and to the Mortgaged Property, and shall forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and entities whomsoever, subject only to the matters referred to in subparagraph (a) hereof.

2. Payment and Performance. Mortgagor shall punctually pay or cause to be paid the Aggregate Debt, in the amounts and at the times and places that the same may be due, and perform and comply with all of the terms, covenants, conditions and obligations contained in the Loan Documents.

3. Taxes and Other Charges. Mortgagor shall pay or cause to be paid all taxes of every kind and nature (including real and personal property, income, gross receipts, franchise, profits, sales and withholding taxes), all general and special assessments, water and sewer rents and charges, and all levies, permits, inspection and license fees and other public charges now or hereafter levied or assessed against the Mortgaged Property as liens or assessments (hereinafter individually called a “Tax” and collectively the “Taxes”) as the same shall become due and payable from time to time and before interest or penalties accrue thereon; provided, however, that Mortgagor shall not be required to pay any Tax to the extent that nonpayment thereof is permitted while the validity thereof is being contested, so long as (a) Mortgagor notifies Mortgagee in writing of intention to contest the validity thereof, (b) the validity thereof is being contested in good faith by Mortgagor and (c) Mortgagor deposits with Mortgagee if Mortgagee

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

so requests an amount deemed sufficient to make such payment if the contest is unsuccessful. Notwithstanding the foregoing, Mortgagor shall under no circumstances permit the Mortgaged Property to be sold or advertised for sale for nonpayment of any Tax. Subject to Mortgagor’s right to contest any Tax as hereinabove provided, Mortgagor shall deliver to Mortgagee receipts evidencing the payment of such Tax on or before the last day on which any Tax may be paid without interest or penalties or as soon thereafter as such receipts are available.

4. Insurance. Mortgagor shall carry or cause to be carried appropriate insurance and keep the Improvements and the Equipment continuously insured against loss or damage by fire (with extended coverage), theft, vandalism, malicious mischief, and such other hazards as Mortgagee shall from time to time reasonably require. Mortgagor shall also carry comprehensive liability insurance (including bodily injury and property damage) covering all operations of Mortgagor on the Mortgaged Property in such amounts as may be reasonably required by Mortgagee.

5. Tax and Insurance Escrow. Upon the request of Mortgagee, but only on the occurrence of an Event of Default, Mortgagor shall pay or cause to be paid to Mortgagee on the first day of each month a sum equal to one-twelfth (1/12) of the amount of (a) all real estate taxes, water and sewer charges and assessments, if any, as estimated from time to time by Mortgagee, becoming due with respect to the Mortgaged Property on the next succeeding date upon which the same shall be due and payable and (b) all premiums, computed on an annual basis, for the insurance required to be carried pursuant to paragraph 4 hereof. All such amounts (hereinafter, the “Escrows”) shall be held by Mortgagee in such manner as it sees fit without any obligation to invest the same or (if invested) to account for any income or loss resulting therefrom; provided however, that if and to the extent that Mortgagee is required under applicable law to invest the escrows for the benefit of Mortgagor, Mortgagee shall also have the right to charge a reasonable service fee in connection therewith unless prohibited under such law. The Escrows shall be applied to the payment of the respective items in respect of which the Escrows are deposited, or at Mortgagee’s option, to the payment of any such items in such order of priority as Mortgagee shall determine. If, as the same become due and payable, the amount of Escrows then on deposit therefor shall be insufficient to pay such item, Mortgagor within five (5) days after demand is made therefor shall deposit the amount of such deficiency with Mortgagee. If there is an event of default hereunder, Mortgagee may at its option apply the Escrows or any part thereof in payment of any unpaid portion of the Aggregate Debt. If, when making any assignment of this Open End Mortgage and Security Agreement, the then Mortgagee shall pay over to its assignee the then balance of the Escrows, such assigning Mortgagee shall have no further obligation to Mortgagor with respect to such deposits.

6. Casualty Loss. Mortgagor shall notify Mortgagee in writing immediately upon the occurrence of any loss affecting the Mortgaged Property in excess of $100,000. Mortgagor hereby directs any insurer to pay directly to Mortgagee any moneys in excess of $100,000 payable under any policy, and Mortgagor hereby appoints Mortgagee as attorney-in-fact to endorse any draft therefor. If an event(s) of default has occurred and is continuing, sums paid to Mortgagee by any insurer may be retained and applied by Mortgagee at its sole election toward payment of the Aggregate Debt (whether or not any portion thereof may then be due and payable) in such priority and proportions as Mortgagee in its discretion shall deem proper. Otherwise, Mortgagee shall make any such sums in excess of $100,000 available to Mortgagor

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

for repairing the damaged property, provided that Mortgagor shall deposit with Mortgagee prior to the commencement of such repairs an amount equal to the difference between the cost to repair the damaged property and the sums made available by Mortgagee on account of such insurance. The determination of the cost to repair the damaged property shall be made by Mortgagee. If Mortgagee retains such insurance money and applies the same toward payment of the Aggregate Debt, the lien of this Open End Mortgage and Security Agreement shall be reduced only by the amount thereof retained by Mortgagee and actually applied by Mortgagee in reduction of the Aggregate Debt. Any funds retained by Mortgagee pursuant to this Section 6 that are used towards the aggregate debt shall not incur a prepayment under the Loan Agreement.

7. Condemnation. In the event that the whole or any part of the Mortgaged Property secured by this Open End Mortgage and Security Agreement is condemned or taken for any period of time, or there is any other injury to or decrease in value of the Mortgaged Property as a result of any public or quasi-public authority or corporation exercising the power of eminent domain or otherwise, all sums awarded as damages for such condemnation or taking to which Mortgagor is entitled shall be paid over immediately to Mortgagee. Upon the receipt thereof, Mortgagee may deduct and withhold from the amount actually received any costs, charges or fees incurred by Mortgagee in connection with the recovery of such award (hereinafter, “Mortgagee’s Costs”). If an event(s) of default has occurred and is continuing, Mortgagee may apply all or any portion of the balance to the discharge of the Aggregate Debt. Otherwise, Mortgagee shall pay over any sums not so applied to Mortgagor for the purpose of restoring or repairing the Mortgaged Property or for any purpose or object satisfactory to Mortgagee, in which event the Aggregate Debt shall not be reduced by that amount. Mortgagor hereby irrevocably appoints Mortgagee as attorney-in-fact for Mortgagor for the purpose of collection of any or all proceeds available in connection with the condemnation of the Mortgaged Property. If the Mortgaged Property is transferred, through foreclosure or otherwise, prior to the receipt by Mortgagee of such award of payment, Mortgagee shall have the right, whether or not a deficiency judgment on the Notes shall have been sought, recovered or denied, to receive such award or payment, or a portion thereof sufficient to pay the Aggregate Debt, whichever is less.

8. Preservation of Lien. Mortgagor shall pay or cause to be paid, from time to time as and when the same shall become due, all claims and demands of any persons or entities which, if unpaid, might result in or permit the creation of a lien on the Mortgaged Property or any part thereof, and in general shall do or cause to be done everything necessary so that the lien hereof shall be fully preserved and so that there shall not be created, permitted or suffered to exist any lien, encumbrance or charge affecting the Mortgaged Property superior or equal to the lien of this mortgage other than those matters referred to in paragraph 1(a) hereof which have been approved in writing by Mortgagee, all at the sole cost of Mortgagor. At Mortgagee’s election, Mortgagee may make but is not obligated to make, any payments which Mortgagor has failed to make under any prior lien, but such payment by Mortgagee shall not release Mortgagor from Mortgagor’s obligations or constitute a waiver of Mortgagor’s default hereunder. Mortgagee shall provide concurrent written notice to Mortgagor of any such payment(s). Any sum so expended by Mortgagee shall be secured by this Open End Mortgage and Security Agreement, together with interest thereon at the rate stipulated in the Note from the date such payment is made by Mortgagee until the date of repayment by Mortgagor. Notwithstanding the foregoing, Mortgagor shall have the right, at its sole cost and expense, to contest in good faith by any lawful means any such claims and demands, provided that it notifies Mortgagee in writing of its intention to do so and deposits with Mortgagee, if Mortgagee so requests, an amount deemed sufficient by Mortgagee to satisfy such claims and demands if it is ultimately determined that Mortgagor is responsible therefor.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

9. Maintenance and Repair; Compliance with Laws and Regulations. Mortgagor shall cause the Mortgaged Property to be maintained in good condition and repair, reasonable wear and tear excepted. None of the Improvements, Equipment or Building Equipment shall be removed, demolished, materially altered or sold (except for normal replacement of the Equipment), without the prior written consent of Mortgagee. Mortgagor shall promptly comply with all laws, orders, ordinances, regulations, restrictions and requirements of governmental authorities, of courts and of insurance companies applicable to Mortgagor or affecting the Mortgaged Property, or the use thereof. Mortgagor shall promptly repair, replace or rebuild any part of the Mortgaged Property which may be damaged or destroyed by any casualty or which may be affected by any condemnation or eminent domain proceeding.

10. Assignment of Leases and Rents. As further security for payment of the indebtedness and performance of the obligations, covenants and agreements secured hereby, Mortgagor assigns to Mortgagee, to be effective immediately but exercisable on default hereof, all leases applicable to the Mortgaged Property already in existence and to be created in the future, together with all rents to become due under existing or future leases, all of which leases are and shall be subordinate to this Mortgage. In any such case, Mortgagor hereby confers on Mortgagee the exclusive power, to be used or not in its sole discretion, to act as agent, or to appoint a third person to act as agent for Mortgagor, with power to take possession of, and collect all rents arising from, the Mortgaged Property and apply such rents, at the option of Mortgagee, to the payment of the mortgage debt, taxes, costs of maintenance, repairs, expenses incident to managing and other expenses, in such order or priority as Mortgagee may in its sole discretion determine, and to turn any balance remaining over to Mortgagor; but such collection of rents shall not independently from other provisions hereof operate as an affirmance of the tenant or lease in the event Mortgagor’s title to the Mortgaged Property should be acquired by Mortgagee. Mortgagee shall be liable to account only for rents and profits actually received by Mortgagee. In exercising any of the powers of this paragraph, Mortgagee may also take possession of, and for these purposes use, any and all personal property contained in the Mortgaged Property and used by Mortgagor in the rental or leasing thereof. All Leases are and shall be subject and subordinate to the provisions and lien of this Mortgage and to all renewals, modifications, consolidations, replacements and extensions thereof to the full extent of the principal sum secured thereby and interest thereon, and the lien of this Mortgage is and shall be prior in lien to the lien of the Leases.

11. Required Notice. Mortgagor shall give Mortgagee prompt written notice of any action or proceeding purporting to affect the Mortgaged Property of which it has actual knowledge including, without limitation, the following: (a) a fire or other casualty causing damage to the Mortgaged Property; (b) receipt of notice of condemnation of the Mortgaged Property or any part thereof; (c) receipt of notice from any governmental authority relating to the structure, use or occupancy of the Mortgaged Property; (d) receipt of any notice from any tenant of all or any portion of the Mortgaged Property; (e) any change in the occupancy of the Mortgaged Property; (f) receipt of any notice from the holder of any lien or security interest in the Mortgaged Property; or (g) commencement of any litigation affecting the Mortgaged

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

Property. Mortgagee shall have the right to appear in or defend any such action or proceeding to the same extent as Mortgagor. Furthermore, Mortgagee shall have the right to bring any action or proceeding, in the name and on behalf of itself or Mortgagor, which Mortgagee, in its discretion, feels should be brought to protect its interest in the Mortgaged Property or any part thereof.

12. Mortgagee’s Right to Cure. Mortgagee shall have the right, but not the obligation, at Mortgagee’s election, to cure any default by Mortgagor under any of the Loan Documents or under any mortgage or with respect to any security interest, lien or encumbrance which is senior in lien and position to this Open End Mortgage and Security Agreement. Mortgagee shall provide concurrent written notice to Mortgagor of any such payment(s). Any payments made or expenses incurred by Mortgagee in the exercise of such right shall not release Mortgagor from Mortgagor’s obligation or constitute a waiver of Mortgagor’s default hereunder. Any such payments made or expenses incurred by Mortgagee shall be repayable on demand by Mortgagee, together with interest thereon at the rate specified in the Note from the date such payment was made or such expense was incurred, and the aggregate amount thereof, including such interest, shall become part of the Aggregate Debt and shall be secured by the lien of this Open End Mortgage and Security Agreement.

13. Certificate of No Offsets. Within five (5) days after being requested to do so by Mortgagee, Mortgagor shall furnish to Mortgagee or any proposed assignee of this Open End Mortgage and Security Agreement a statement, duly executed, acknowledged and certified by Mortgagor, setting forth the remaining unpaid amount of the Aggregate Debt and whether there exist any uncured defaults, offsets or defenses thereto.

14. Right to Inspect. Mortgagor shall permit Mortgagee and its agents to enter and inspect the Mortgaged Property or any part thereof at all reasonable times, subject to the terms of the leases.

15. Revenue, Tax or Other Stamps. Mortgagor shall pay or cause to be paid the cost of any revenue, tax or other stamps now or hereafter required by the laws of the Commonwealth of Pennsylvania or the United States to be affixed to the Note or this Open End Mortgage and Security Agreement and if any taxes are imposed under the laws of the Commonwealth of Pennsylvania or the United States with respect to evidences of indebtedness so secured, Mortgagor shall pay or reimburse Mortgagee upon demand the amount of such taxes without credit against any indebtedness evidenced by the Note. If Mortgagor does not do so, Mortgagee may at its option accelerate the indebtedness evidenced by the Note to maturity as in the case of default by Mortgagor.

16. Security Agreement. This Mortgage constitutes a security agreement under the Uniform Commercial Code and creates a security interest in all that property (and the proceeds thereof) of Mortgagor included in the Mortgaged Property which might otherwise be deemed “personal property.” Mortgagor shall execute, deliver, file and refile any financing statements, continuation statements or other security agreements Mortgagee may require from time to time to confirm the lien of this Mortgage with respect to such property. Without limiting the foregoing, Mortgagor hereby irrevocably appoints Mortgagee attorney-in-fact for Mortgagor to execute, deliver and file such instruments for and on behalf of Mortgagor. All costs of such

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

filing and refiling shall be paid by Mortgagor. Notwithstanding any release of any or all of that property included in the Mortgaged Property which is deemed “real property,” any proceedings to foreclose this Mortgage or its satisfaction of record, the terms hereof shall survive as a security agreement with respect to the security interest created hereby and referred to above until the repayment or satisfaction in full of the obligations of Mortgagor as are now or hereafter evidenced by the Note.

Notwithstanding the filing of a financing statement covering any of the Mortgaged Property in the records normally pertaining to personal property, all of the Mortgaged Property, for all purposes and in all proceedings, legal or equitable, shall be regarded, at Mortgagee’s option (to the extent permitted by law), as part of the Real Property whether or not any such item is physically attached to the Real Property or Improvements or serial numbers are used for the better identification of certain items. The mention in any such financing statement of any of the Mortgaged Property shall never be construed as in any way altering any of the rights of Mortgagee or adversely affecting the priority of the lien granted hereby or by any other Loan Document, but such mention in the financing statement is hereby declared to be for the protection of Mortgagee in the event any court shall at any time hold that notice of Mortgagee’s priority of interest, to be effective against any third party, including the federal government and any authority or agency thereof, must be filed in the Uniform Commercial Code records. A carbon, photographic or other reproduction of this Mortgage or of any financing statement signed by Mortgagor in connection herewith shall be sufficient as a financing statement and may be filed to perfect the security interest created hereby.

The Mortgaged Property includes goods which are or are to become fixtures and this Mortgage is intended to serve as a fixture filing under the Pennsylvania Uniform Commercial Code.

17. Events of Default. The occurrence of an Event of Default (as defined in the Credit Agreement) shall constitute an event of default hereunder. It shall also be an “Event of Default” if Mortgagee receives written notice pursuant to 42 Pa.C.S. §8143(b), (c) or (d) from Mortgagor or any party claiming the right to send such notice, whether or not such notice is effective under 42 Pa.C.S. §8143(b), (c) or (d).

18. Remedies; Confession of Judgment. Upon the occurrence of any Event of Default:

a. The Aggregate Debt shall, at the option of Mortgagee, become due and payable immediately without presentment, demand, notice of nonpayment, protest, notice of protest or other notice of dishonor, all of which are hereby expressly waived by Mortgagor.

b. Mortgagee may institute appropriate proceedings at law or equity to collect the amount of the Aggregate Debt then due (by acceleration or otherwise), or for specific performance of any of the covenants of Mortgagor under any of the Loan Documents (and Mortgagor acknowledges that all such covenants may be specifically enforced by Mortgagee by injunction or other appropriate equitable remedy), or to recover damages for any breach thereof, or to institute an action of mortgage foreclosure against the Mortgaged Property, or take such other action at law or in equity for the enforcement of this Open End Mortgage and Security Agreement and realization on the mortgage security or any other security herein or elsewhere provided for, and proceed therein to final judgment and execution for the Aggregate Debt, together with interest, costs and expenses.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

c. THE FOLLOWING PARAGRAPH SETS FORTH A WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST MORTGAGOR. IN GRANTING THE WARRANT OF ATTORNEY, MORTGAGOR HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY AND (ON THE ADVICE OF ITS SEPARATE COUNSEL) UNCONDITIONALLY WAIVES ALL RIGHTS WITH RESPECT TO SUCH WARRANT, AND WITH RESPECT TO ANY JUDGMENT ENTERED PURSUANT THERETO OR ANY EXECUTION THEREON, THAT MORTGAGOR MAY HAVE, UNDER THE CONSTITUTION AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA, TO NOTICE AND AN OPPORTUNITY FOR A HEARING PRIOR TO BEING DEPRIVED OF POSSESSION OF THE MORTGAGED PROPERTY OR ANY PART THEREOF.

d. FOR THE PURPOSE OF PROCURING POSSESSION OF THE MORTGAGED PROPERTY IN THE EVENT OF ANY DEFAULT HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT, MORTGAGOR HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, AS ATTORNEY FOR MORTGAGOR AND ALL PERSONS CLAIMING UNDER OR THROUGH MORTGAGOR, TO APPEAR FOR MORTGAGOR AND CONFESS JUDGMENT PURSUANT TO APPLICABLE LAW AGAINST MORTGAGOR, AND ALL PERSONS CLAIMING UNDER OR THROUGH MORTGAGOR, FOR THE RECOVERY BY MORTGAGEE OF POSSESSION OF THE MORTGAGED PROPERTY, WITHOUT ANY STAY OF EXECUTION, FOR WHICH THIS MORTGAGE, OR A COPY HEREOF VERIFIED BY AFFIDAVIT, SHALL BE A SUFFICIENT WARRANT; AND THEREUPON A WRIT OF POSSESSION MAY BE ISSUED FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER. MORTGAGOR HEREBY RELEASES MORTGAGEE FROM ALL ERRORS AND DEFECTS WHATSOEVER IN ENTERING SUCH JUDGMENT AND IN CAUSING SUCH WRIT OR WRITS TO BE ISSUED, AND HEREBY AGREES THAT NO WRIT OF ERROR, APPEAL, PETITION TO OPEN OR STRIKE OFF JUDGMENT, OR OTHER OBJECTION SHALL BE FILED OR MADE WITH RESPECT THERETO. IF FOR ANY REASON AFTER SUCH JUDGMENT HAS BEEN CONFESSED THE SAME SHALL BE DISCONTINUED OR POSSESSION OF THE MORTGAGED PROPERTY SHALL REMAIN IN OR BE RESTORED TO MORTGAGOR, MORTGAGEE SHALL HAVE THE RIGHT FOR THE SAME DEFAULT OR ANY SUBSEQUENT DEFAULT TO BRING ONE OR MORE FURTHER JUDGMENTS BY CONFESSION AS ABOVE PROVIDED TO RECOVER POSSESSION OF THE MORTGAGED PROPERTY. MORTGAGEE MAY ENTER SUCH JUDGMENT BEFORE OR AFTER THE INSTITUTION OF FORECLOSURE PROCEEDINGS UPON THIS MORTGAGE, OR AFTER JUDGMENT THEREON OR ON THE LOAN AGREEMENT OR ANY OF THE NOTES, OR AFTER A SALE OF THE MORTGAGED PROPERTY BY THE SHERIFF.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

e. With or without demand upon Mortgagor for the surrender of possession, Mortgagee may enter upon and take possession of the Mortgaged Property, breaking locks if necessary and without liability for trespass, damages or otherwise and, upon so doing, Mortgagee may, in its discretion and in addition to any of its other rights, as Mortgagee in possession, alter, improve, complete or repair the Mortgaged Property (and in so doing Mortgagee shall have the right to use the Mortgaged Property and to expend such amount for that purpose as Mortgagee shall deem best, all of which, with interest thereon at the rate specified in the Note from date of payment, shall be repayable by Mortgagor on demand and shall be secured hereby), and operate, rent, sell or lease the same in the name of Mortgagor or Mortgagee upon such terms and conditions as Mortgagee shall deem appropriate, and Mortgagor hereby irrevocably appoints Mortgagee attorney-in-fact for Mortgagor for all such purposes.

f. Mortgagee may further, by summary proceedings, initiate an action for possession or otherwise. If Mortgagor remains in possession after demand by Mortgagee for surrender of possession of the Mortgaged Property, such continued possession by Mortgagor shall be as tenant of Mortgagee, and Mortgagor agrees to pay monthly in advance to Mortgagee such rent for the Mortgaged Property so occupied as Mortgagee may demand, and in default of so doing, Mortgagor may also be dispossessed by summary proceedings or otherwise. In case of the appointment of a receiver of the rents, the foregoing agreement of Mortgagor to pay rent shall inure to the benefit of such receiver.

Upon the occurrence of any Event of Default, Mortgagor irrevocably authorizes and empowers any attorney of record, or the Prothonotary, Clerk or similar officer, of any court in the Commonwealth of Pennsylvania or elsewhere, as attorney for Mortgagor, as well as for the persons claiming under, by or through Mortgagor, to sign an agreement for entering therein an appropriate amicable action in ejectment for possession of the Mortgaged Property (without the necessity of filing any bond and without any stay of execution or appeal) against Mortgagor and all persons claiming under, by or through Mortgagor, and therein confess judgment for the recovery by Mortgagee of possession of the Mortgaged Property for which this instrument (or a copy thereof verified by affidavit) shall be a sufficient warrant; whereupon a writ of possession of the Mortgaged Property may be issued forthwith, without any prior writ or proceeding whatsoever, Mortgagor hereby releasing and agreeing to release Mortgagee and any such attorney from all procedural errors and defects whatsoever in entering such action or judgment or in causing such writ or process to be issued or in any proceeding thereon or concerning the same, provided that Mortgagee shall have filed in such action an affidavit made on Mortgagee’s behalf setting forth the facts necessary to authorize the entry of such judgment according to the terms of this instruments, of which facts such affidavit shall be prima facie evidence. It is hereby expressly agreed that if for any reason after any such action has been commenced, the same shall be discontinued, marked satisfied of record or be terminated, or possession of the Mortgaged Property remain in or be restored to Mortgagor or anyone claiming under, by or through Mortgagor, Mortgagee may, whenever and as often as Mortgagee shall have the right to take possession again of the Mortgaged Property, bring one or more further amicable actions in the manner hereinbefore set forth to recover possession of the Mortgaged Property and to confess judgment therein as hereinabove provided, and the authority and power above given to any such attorney shall extend to all such further amicable actions in ejectment and confession of judgment therein as hereinabove provided whether before or after an action of mortgage foreclosure is brought or other proceedings in execution are instituted upon this Open End Mortgage and Security Agreement or the Note, and after judgment thereon or therein and after a judicial sale of the Mortgaged Property.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

g. With or without taking possession of the Mortgaged Property, Mortgagee may collect and receive all the income and rents and, after deducting the cost of all alterations, improvements, repairs, completion, partial completion, operation, sale, rental, leasing commissions and charges, including, but not limited to, reasonable counsel fees, incurred by Mortgagee, apply the net income to the sums secured hereby in such manner as Mortgagee in its discretion shall determine. Mortgagee shall be liable to account only for the income and rents actually received.

h. If Mortgagee shall so elect, Mortgagor shall not resist or contest but shall join in any petition to any court by Mortgagee for the appointment of a receiver or receivers of the Mortgaged Property or any part thereof, and of all the income and rents therefrom, with such powers as the court making such appointment shall confer, and Mortgagor hereby appoints Mortgagee attorney-in-fact of Mortgagor for all such purposes.

i. All deposits held in connection with the rental, lease, license or use of space or other facilities on the Mortgaged Property at the time of the occurrence of such Event of Default, all interest of Mortgagor in all premiums for, or dividends upon, any insurance for the Mortgaged Property, and all refunds or rebates of taxes and assessments upon the Mortgaged Property, are hereby assigned to Mortgagee as further security for the payment of the Aggregate Debt during the continuance of any such event of default.

j. To the extent now or hereafter permitted by law and subject to such grace periods and notice requirements thereby imposed, Mortgagee may cause a judicial sale of the Mortgaged Property in accordance with this subparagraph (j). Such sale may be made without demand on Mortgagor at the time and place fixed in the notice of such sale, and such sale may be of the Mortgaged Property as a whole or in separate lots, and in such order as Mortgagee may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Such sale of the Mortgaged Property may be postponed by public announcement at the time and place of sale, and may be further postponed from time to time thereafter by public announcement at the time fixed by the preceding postponement. Any person or entity including Mortgagee, may purchase at such sale. After deducting all costs, fees, and expenses of Mortgagee, including cost of evidence of title in connection with such sale, the proceeds of sale shall be applied to payment of the Aggregate Debt. The Mortgaged Property may be sold as aforesaid either before, after or during the pendency of any proceedings for the enforcement of the provisions of this Open End Mortgage and Security Agreement, and such power and right of sale shall not be affected by any entry hereunder, or by the exercise of any other right, remedy or power with respect to the enforcement of the provisions of any of the Loan Documents or the collection of the amount of the Aggregate Debt. The provisions of this subparagraph (j) are not intended to and shall not adversely affect Mortgagee’s rights to conduct a nonjudicial sale of such portions of the Mortgaged Property as constitute personal property.

k. Mortgagee may exercise such rights as may be available to a secured party under the Uniform Commercial Code, including the right to sell or otherwise dispose of any personal property included in the Mortgaged Property at one or more public or private sales without advertisement or notice except as required by law (it being understood that notice of any intended public or private sale or other disposition shall be deemed to have been reasonably made if delivered or mailed, postage prepaid, to Mortgagor at the address of Mortgagor maintained with the records of Mortgagee at least fifteen (15) days prior to the date of public sale or the date after which the private sale or other disposition is to be consummated).

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

l. Mortgagee shall have the right to set off all or any part of any amount due by Mortgagor to Mortgagee under the Note, this Mortgage or otherwise, against any indebtedness, liabilities or obligations owing by Mortgagee for any reason and in any capacity to Mortgagor with respect to the Mortgaged Property, including any obligation to disburse to Mortgagor or its designee any funds or other property on deposit with or otherwise in the possession, control or custody of Mortgagee.

19. Remedies Cumulative. etc.

a. No right or remedy conferred upon or reserved to Mortgagee under any of the Loan Documents or with respect to any Collateral, or now or hereafter existing at law or in equity or by statute or other legislative enactment, is intended to be exclusive of any other such right or remedy and each and every such right or remedy shall be cumulative and concurrent, and shall be pursued separately, concurrently, successively or otherwise, at the sole discretion of Mortgagee, and shall not be exhausted by any one exercise thereof but may be exercised as often as occasion therefor shall occur. No act of Mortgagee shall be deemed or construed as an election to proceed under any one such right or remedy to the exclusion of any other such right or remedy; furthermore, each such right or remedy of Mortgagee shall be separate, distinct and cumulative and none shall be given effect to the exclusion of any other. The failure to exercise or delay in exercising any such right or remedy, or the failure to insist upon strict performance of any term of any of the Loan Documents, shall not be construed as a waiver or release of the same, or of any Event of Default thereunder, or of any obligation or liability of Mortgagor thereunder.

b. The recovery of any judgment by Mortgagee or the levy of execution under any judgment upon the Mortgaged Property shall not affect in any manner, or to any extent, the lien of this Open End Mortgage and Security Agreement upon the Mortgaged Property, or any security interest in any other Collateral, or any rights, remedies or powers of Mortgagee under any of the Loan Documents or with respect to any Collateral, but such lien and such security interest and such rights, remedies and powers of Mortgagee shall continue unimpaired as before. Further, the entry of any judgment by Mortgagee shall not affect in any way the interest payable hereunder or under any of the other Loan Documents on any amounts due to Mortgagee, but interest shall continue to accrue on such amount at the rate provided in the Note after the entry of any judgment and continuing until distribution of the proceeds of any Sheriffs sale.

c. Except to the extent required under the Loan Documents, Mortgagor hereby waives presentment, demand, notice of nonpayment, protest, notice of protest or other notice of dishonor, and any and all other notices in connection with any default in the payment of, or any enforcement of the payment of, the Aggregate Debt. To the extent permitted by law, Mortgagor waives the right to any stay of execution and the benefit of all exemption laws now or hereinafter in effect.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

d. Mortgagor agrees that Mortgagee may release, compromise, forbear with respect to, waive, suspend, extend or renew any of the terms of the Loan Documents (and Mortgagor hereby waives any notice of any of the foregoing), and that the Loan Documents may be amended, supplemented or modified by Mortgagee and the other signatory parties and the Mortgagee may resort to any Collateral in such order and manner as it may think fit, or accept the assignment, substitution, exchange or pledge of any other collateral in place of, or release for such consideration, or none as it may require, all or any portion of any Collateral, without in any way affecting the validity of its lien over or other security interest in the remainder of any such Collateral (or the priority thereof or the position of any subordinate holder of any lien or other security interest with respect thereto) and any action taken by Mortgagee pursuant to any of the foregoing shall in no way be construed as a waiver or release of any right or remedy of Mortgagee, or of any event of default, or of any liability or obligation of Mortgagor, under any of the Loan Documents.

e. To the extent permitted by law, Mortgagor shall not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, or any exemption from execution or sale of the Mortgaged Property, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Open End Mortgage and Security Agreement, nor claim, take, or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Mortgaged Property, prior to any sale of any of Mortgagor’s interest therein; nor, after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the Real Property so sold or any part thereof, and Mortgagor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay, or impede the execution of any power herein granted to Mortgagee but to suffer and permit the execution of every power as though now such law or laws had been made or enacted. Mortgagor further waives and releases all procedural errors, defects and imperfections in any proceeding instituted by Mortgagee under any of the Loan Documents.

f. Mortgagor, for itself and for all persons hereafter claiming through or under it or who may at any time hereinafter become holders of liens junior to the lien of this Open End Mortgage and Security Agreement, hereby expressly waives and releases all rights to direct the order in which any of the Mortgaged Property shall be sold in the event of any sale or sales pursuant hereto and to have any of the Mortgaged Property and/or any other property now or hereafter constituting security for the Aggregate Debt marshalled upon any foreclosure of this Open End Mortgage and Security Agreement or of any other security for any of the Aggregate Debt.

g. Mortgagor agrees that any action or proceeding against it to enforce the Open End Mortgage and Security Agreement may be commenced in any state or federal court in Pennsylvania, and Mortgagor waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail in accordance with the notice provisions set forth herein.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

20. Environmental Compliance. Except as disclosed in writing to Mortgagee heretofore or concurrently herewith, no pollutant or other toxic or hazardous substance, including any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals and waste (including materials to be recycled, reconditioned or reclaimed) has been discharged or shall be discharged, dispersed, released, stored, treated, generated, disposed or allowed to escape by Mortgagor, or by any predecessor in interest of Mortgagor, in violation of any applicable environmental laws, rules or regulations now or hereafter in effect. Mortgagor, for itself and its successors and assigns, hereby agrees to defend, indemnify and hold harmless Mortgagee, its directors, officers, employees, agents, contractors, subcontractors, licensees, invitees, successors and assigns, from and against any and all claims, demands, judgments, damages, actions, causes of action, injuries, administrative orders, consent agreements and orders, liabilities, penalties, costs, and expenses of any kind whatsoever, past, present and future, including claims arising out of loss of life, injury to persons, property or business and/or damage to natural resources in connection with the activities of Mortgagor or its predecessors or successors in interest or tenants, or third parties who have trespassed on its or their property, or any of them; or which (1) arises out of the actual, alleged or threatened discharge, dispersal, release, storage, treatment, generation, disposal or escape or pollutants or other toxic or hazardous substances, including any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot fumes, acids, alkalis, chemicals and waste (including materials to be recycled, reconditioned or reclaimed), and (2) arises out of the actual or alleged use, specification or inclusion of any product, material or process containing chemicals, the failure to detect the existence or proportion of chemicals in the soil, air, surface water or ground water, or the performance or failure to perform the abatement of any pollution source or the replacement or removal of any soil, water, surface water or ground water containing chemicals. Mortgagor, its successors and assigns, shall bear, pay and discharge when and as the same become due and payable, any and all such judgments, liabilities, or claims against Mortgagee unless Mortgagee is found or determined to have caused such occurrences set forth herein and shall assume the burden and expense of defending all suits, administrative proceedings and negotiations of any description with any and all persons, political subdivisions or government agencies arising out of any of the occurrences set forth herein.

21. Severability and Savings Clauses. If any provision of this Mortgage is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Mortgage shall remain in full force and effect and shall be liberally construed in favor of Mortgagee in order to effect the provisions of this Mortgage. In addition, in no event shall the rate of interest under the Note exceed the maximum rate of interest permitted to be charged by the applicable law (including the choice of law rules) and any interest paid in excess of the permitted rate shall be refunded to Mortgagor. Such refund shall be made by application of the excessive amount of interest paid against any sums outstanding under the Note and shall be applied in such order as Mortgagee may determine. If the excessive amount of interest paid exceeds the sums outstanding under the Note the portion exceeding the said sums outstanding under the Note shall be refunded in cash by Mortgagee. Any such crediting or refund shall not cure or waive any default by Mortgagor hereunder or under the Note. Mortgagor agrees, however, that in determining whether or not any interest payable under the Note or this Mortgage exceeds the highest rate permitted by law, any non-principal payment (except payments specifically stated in the Note to be “interest”), including without limitation prepayment premiums and late charges, shall be deemed to the extent permitted by law, to be an expense, fee, premium or penalty rather than interest.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

22. Costs and Expenses. Following the occurrence of any event of default under any of the Loan Documents, Mortgagor shall pay upon demand all costs and expenses (including reasonable attorneys’ fees and all amounts paid to accountants, real estate brokers and other advisors employed by Mortgagee and to any contractors for labor and materials), incurred by Mortgagee in the exercise of any of its rights, remedies or powers under any of the Loan Documents or with respect to any Collateral with respect to such event of default, and any amount thereof not paid promptly following demand therefor, together with interest thereon at the rate provided in the Note from the date of such demand, shall become part of the Aggregate Debt and shall be secured by the lien of this Open End Mortgage and Security Agreement. In connection with and as part of the foregoing, in the event that any of the Loan Documents is placed in the hands of any attorney for the collection of any sum payable thereunder, Mortgagor agrees to pay reasonable attorneys’ fees for the collection of the amount being claimed under such Loan Documents, as well as all costs, disbursements and allowances provided by law, and the payment of such fees and costs, disbursements and allowances shall also be secured by the lien of this Open End Mortgage and Security Agreement. Nothing in this paragraph 22 shall limit the obligation of Mortgagor to pay costs and expenses of Mortgagee for which Mortgagor is otherwise liable under the Loan Documents.

23. Successors and Assigns. This Open End Mortgage and Security Agreement inures to the benefit of Mortgagee and binds Mortgagor, and their respective successors and assigns. Mortgagee may assign or otherwise transfer this Open End Mortgage and Security Agreement and any or all of the Loan Documents to any other person, and such other person shall thereupon become vested with all of the benefits in respect thereof granted to Mortgagee herein or otherwise.

24. Notices. All notices and other communications provided under this Open End Mortgage and Security Agreement shall be in writing or by facsimile and addressed, delivered or transmitted, if to Mortgagor or Mortgagee, to the applicable Person at its address or facsimile number set forth on the signature pages hereto, or at such other address or facsimile number as may be designated by such party in a notice to the other parties, and a copy of all notices shall be given by email at the email address for a party set forth below, if any, or at such other email address as designated by such party to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

Mortgagee:	C/O Walkers Corporate Services Limited
Walker House, 87 Mary Street
George Town, Grand Cayman KY 1-9005
Cayman Islands
Attention: Neil Gray

With duplicate notice sent to:

OrbiMed Advisors LLC 601 Lexington Avenue, 54th Floor New York, NY 10022 Email: WesselT@OrbiMed.com; RizzoM@OrbiMed.com Attention: Tadd Wessel and Matthew Rizzo

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

Mortgagor:	Unilife Cross Farm LLC
Attn: Chief Executive Officer
250 Cross Farm Lane
York Pennsylvania 17406
Email:

With copies to:

Unilife Cross Farm LLC
Attn: General Counsel
250 Cross Farm Lane
York Pennsylvania 17406
Email: chris.naftzger@unilife.com

with a copy to:	Pepper Hamilton LLP
Attn: William R. Wagner
The New York Times Building
620 Eighth Avenue, 37th Floor
New York, NY 10018-1405
Email: wagnerw@pepperlaw.com

All notices given by Mortgagor to Mortgagee pursuant to 42 Pa.C.S. § 8143(c) shall be given as set forth herein. The preceding sentence shall not be deemed an authorization to give a notice pursuant to 42 Pa.C.S. § 8143(c). Mortgagor waives and relinquishes any rights which it may have to file or send a notice pursuant to 42 Pa.C.S. §§8143(c), to the extent that such waiver and relinquishment is permissible under applicable law.

All notices pursuant to 42 Pa.C.S. §8143(b) or (d) must be addressed to Mortgagee in the manner set forth herein. The preceding sentence shall not be deemed an authorization to give a notice pursuant to 42 Pa.C.S. § 8143(b) or (d). With respect to any lien placed on the Mortgaged Property (other than the lien of this Mortgage), the holder of the lien, whether or not consented to by Mortgagee, by acceptance of such lien and without any further act or documentation being required by it, waives and relinquishes any rights which it may have to send a notice pursuant to 42 Pa.C.S. §§8143(b) and (d), to the extent that such waiver and relinquishment is permissible under applicable law.

25. Definitions: Number and Gender. In the event Mortgagor consists of more than one person or entity, the obligations and liabilities hereunder of each of such persons and entities shall be joint and several and the word “Mortgagor” shall mean all or some or any of them. For purposes of this Open End Mortgage and Security Agreement, the singular shall be deemed to include the plural and the neuter shall be deemed to include the masculine and feminine, as the context may require. The words “Open End Mortgage and Security Agreement” and “Note” shall include any supplements to or any amendments of or restatements thereof or thereto.

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

26. Incorporation by Reference. All of the terms and provisions of the Note and the Loan Documents are hereby incorporated herein by reference.

27. Captions. The captions or heading of the paragraphs of this Open End Mortgage and Security Agreement are for convenience only and shall not control or affect the meaning or construction of any of the terms or provisions of this Open End Mortgage and Security Agreement.

28. As contemplated by 42 Pa.C.S. §8143, the indebtedness secured hereby is to be advanced pursuant to the Credit Agreement, the terms and conditions of which are incorporated herein by this reference with the same force and effect as if hereinafter more fully set forth. It is understood and agreed that this Mortgage covers present and future advances, in the aggregate amount of the obligations secured hereby, made by Mortgagee to or for the benefit of Mortgagor pursuant to the Credit Agreement and that the lien of such future advances shall relate back to the date of this Mortgage.

29. As contemplated by 42 Pa.C.S. §8144, this Mortgage secures, and the Obligations Secured include, the unpaid balances of any advances made with respect to the Mortgaged Property for the payment of taxes, assessments, maintenance charges, insurance premiums or costs incurred for the protection of the Mortgaged Property or the lien of this Mortgage and expenses incurred by Mortgagee by reason of default by Mortgagor under this Mortgage.

30. MORTGAGOR AND MORTGAGEE RESERVE THE RIGHT TO MODIFY THIS MORTGAGE OR THE OBLIGATIONS IT SECURES, AND THIS MORTGAGE AS SO MODIFIED WILL RETAIN PRIORITY EVEN IF THE MODIFICATION IS MATERIALLY PREJUDICIAL TO THE HOLDERS OF JUNIOR INTERESTS IN THE MORTGAGED PROPERTY. MORTGAGOR AND MORTGAGEE AGREE THAT CHANGES IN INTEREST RATE, AMORTIZATION AND MATURITY DATE, ALONE OR IN COMBINATION, WILL NOT BE MATERIALLY PREJUDICIAL TO THE HOLDERS OF JUNIOR INTERESTS IN THE MORTGAGED PROPERTY. BY ACCEPTING, ACQUIRING OR HOLDING A JUNIOR INTEREST IN THE MORTGAGED PROPERTY, THE HOLDER THEREOF AGREES TO BE BOUND BY THIS PARAGRAPH.

[Remainder of Page Intentionally Left Blank]

[Signature Page to Follow]

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, Mortgagor has executed this Mortgage and Security Agreement as of the day and year first above written.

WITNESS ATTEST	UNILIFE CROSS FARM LLC

By:

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

COMMONWEALTH OF PENNSYLVANIA
	:	SS.
COUNTY OF	:

On this, the [        ][th/st] day of [            ], 2014, before me, a Notary Public in and for said County and Commonwealth personally appeared [            ] who, being duly sworn, acknowledged the foregoing instrument to be the voluntary act and deed of UNILIFE CROSS FARM LLC, and that [            ], as the [            ] of UNILIFE CROSS FARM LLC, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My commission expires:

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

Exhibit A

Description of Property

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

Exhibit B

Permitted Encumbrances

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

EXHIBIT G-1

ACKNOWLEDGEMENT AND AGREEMENT

This Acknowledgement and Agreement (this “Agreement”) is dated as of March     , 2014 and entered into by [***] (“[***]”), ROS ACQUISITION OFFSHORE LP (“ROS”) and ROYALTY OPPORTUNITIES S.A.R.L. (together with ROS and their successors and assigns, “OrbiMed”).

RECITALS:

WHEREAS, [***] and Unilife Medical Solutions, Inc. (“Unilife”) are parties to that certain [***];

WHEREAS, [***], Unilife and Unitract Syringe Pty Ltd (“Unitract”) have entered into [***];

WHEREAS, OrbiMed has entered or will enter into that certain Credit Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, together with the other Loan Documents (as defined therein), the “Credit Agreement”), by and between Unilife and OrbiMed, pursuant to which Unilife and its affiliates have executed security agreements and other collateral documents in relation to the Credit Agreement (collectively, together with the Credit Agreement, the “OrbiMed Credit Documents”) and Unilife and its affiliates have granted to OrbiMed a security interest in substantially all of their assets excluding the [***] (the “OrbiMed Collateral”);

WHEREAS, OrbiMed has requested that [***] execute this Agreement as a condition to the extension of credit to Unilife under the Credit Agreement;

WHEREAS, [***] has agreed to enter into this Agreement in good faith and without negotiating, being party to, or having any obligations under the OrbiMed Credit Documents;

WHEREAS, [***] and OrbiMed desire to set forth in this Agreement their respective rights with respect to the [***] and the OrbiMed Collateral.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1. [***] certifies that (a) the [***] are in full force and effect and have not been amended, modified or supplemented, (b) to the knowledge of [***], there is no defense, offset, claim, or counterclaim by or in favor of [***] against Unilife, or by or in favor of Unilife against [***], under the [***], and (c) no notice of breach or default has been given under or in connection with the [***] which has not been cured, and [***] has no knowledge of the occurrence of any other breach or default by Unilife or [***] under or in connection with the [***].

G1-1

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

2. The parties acknowledge and agree that, as between [***] and OrbiMed:

a.	the security interests of [***] in the [***] shall be exclusive to [***] and OrbiMed hereby disclaims any and all interest, lien, claim or other right to the [***], until such time as the [***] no longer secures any obligations of Unilife or its affiliates owing or that might become owing to [***];

b.	the security interests of OrbiMed in the OrbiMed Collateral shall be exclusive to OrbiMed;

c.	nothing in this Agreement or the OrbiMed Credit Documents shall impair, supersede, cancel or nullify, or constitute a waiver of, any right, interest or remedy of [***] under any of the [***].

3. All notices and other communications provided under this Agreement shall be in writing or by facsimile and addressed, delivered or transmitted to the applicable Person at its address or facsimile number set forth on the signature pages hereto, or at such other address or facsimile number as may be designated by such party in a notice to the other parties, and a copy of all notices shall be given by email at the email address for a party set forth below, if any, or at such other email address as designated by such party to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

4. The provisions of this Agreement shall continue in effect until the earlier of:

a.	the expiry or termination in accordance with its terms of the [***]; and

b.	the expiry or termination in accordance with its terms of the Credit Agreement;

and each of [***] and OrbiMed agrees to provide promptly to the other written notice of the expiry or termination of the [***] or the Credit Agreement respectively.

5. This Acknowledgement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York, without regard to its conflicts of laws principles.

[ Signature Pages Follow ]

G1-2

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

[***]

By:
Name:
Title:

ADDRESS
CITY, ST

G1-3

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ROS Acquisition Offshore LP, as Lender
By ROS Acquisition Offshore GP Ltd., its General Partner
By OrbiMed Advisors LLC, its investment manager

By:
Name:
Title:

C/O Walkers Corporate Services Limited
Walker House, 87 Mary Street
George Town, Grand Cayman KY 1-9005
Cayman Islands
Attention: Neil Gray

With duplicate notice sent to:

OrbiMed Advisors LLC
601 Lexington Avenue, 54th Floor
New York, NY 10022
Email: WesselT@OrbiMed.com;
RizzoM@OrbiMed.com
Attention: Tadd Wessel and Matthew Rizzo

G1-4

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

EXHIBIT G-2

ACKNOWLEDGEMENT AND AGREEMENT

This Acknowledgement and Agreement (this “Acknowledgement”) is dated as of [•], 2014 and entered into by [***] (“[***]”), to and for the benefit of ROS ACQUISITION OFFSHORE LP (in its capacity as Lender under the Credit Agreement described below, “Lender”).

RECITALS:

WHEREAS, [***] and Unilife Medical Solutions, Inc. (“Unilife”) are parties to that certain [***];

WHEREAS, [***] understands that Lender has entered or will enter into that certain Credit Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, together with the other Loan Documents (as defined therein), the “Credit Agreement”), by and between Unilife and Lender, pursuant to which Unilife and its Affiliates have executed security agreements and other collateral documents in relation to the Credit Agreement and Unilife has granted to Lender a security interest in all its assets;

WHEREAS, Lender has requested that [***] execute this Acknowledgement as a condition to the extension of credit to Unilife under the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, [***] hereby represents and warrants to, and covenants and agrees with, Lender as follows:

1. [***] certifies that (a) the Agreement is in full force and effect and has not been amended, modified or supplemented except as set forth on Exhibit A annexed hereto, (b) to the knowledge of [***], there is no defense, offset, claim, or counterclaim by or in favor of [***] against Unilife, or by or in favor of Unilife against [***], under the Agreement, and (c) no notice of breach or default has been given under or in connection with the Agreement which has not been cured, and [***] has no knowledge of the occurrence of any other breach or default by Unilife or [***] under or in connection with the Agreement.

2. [***] shall send to Lender a copy of any notice of breach or default under the Agreement sent by [***] to Unilife.

3. If Lender gives [***] written notice (with a written plan to address the breach, including a commercially reasonable timeline for curing such breach) prior to the termination of any cure period of Unilife under the Agreement, then Lender shall have an additional cure period of 60 days from the end of such time period or such longer period of time that is mutually agreed by Lender and [***] to cure the breach or default, or cause Unilife to cure the breach or default, so long as Lender is using commercially reasonable efforts during such additional period to cure, or cause Unilife to cure, such breach or default. Lender shall be under no obligation to cure any breach or default of Unilife under the Agreement. No action by Lender pursuant to this Acknowledgement shall be deemed to be an assumption by Lender of any obligation under the Agreement, and Lender shall not have any obligation to [***].

G2-1

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

4. All notices and other communications provided under this Acknowledgement shall be in writing or by facsimile and addressed, delivered or transmitted, if to [***] or the Lender, to the applicable Person at its address or facsimile number set forth on the signature pages hereto, or at such other address or facsimile number as may be designated by such party in a notice to the other parties, and a copy of all notices shall be given by email at the email address for a party set forth below, if any, or at such other email address as designated by such party to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

5. The provisions of this Acknowledgement shall continue in effect until [***] shall have received Lender’s written certification that (a) all Obligations (as defined in the Credit Agreement) under the Credit Agreement have been indefeasibly paid in full and (b) Lender has no obligation to make any further advances or extensions of credit under the Credit Agreement.

6. This Acknowledgement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York, without regard to its conflicts of laws principles.

[ Signature Pages Follow ]

G2-2

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, [***] has caused this Acknowledgement to be executed and delivered by its duly authorized representative as of the date first set forth above.

[***]

By:
Name: [***]
Title: [***]

[***]
[***]
[***]

[***]

G2-3

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

By its acceptance hereof, as of the date first set forth above, Lender agrees to be bound by the provisions hereof.

ROS Acquisition Offshore LP, as Lender
By ROS Acquisition Offshore GP Ltd., its General Partner
By OrbiMed Advisors LLC, its investment manager

By:
Name:
Title:

C/O Walkers Corporate Services Limited
Walker House, 87 Mary Street
George Town, Grand Cayman KY 1-9005
Cayman Islands
Attention: Neil Gray

With duplicate notice sent to:

OrbiMed Advisors LLC
601 Lexington Avenue, 54th Floor
New York, NY 10022
Email: WesselT@OrbiMed.com;
RizzoM@OrbiMed.com
Attention: Tadd Wessel and Matthew Rizzo

G2-4

Exhibit 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

Exhibit A

See attached document.

G2-5